   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 11, 1998

                                                     REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM N-2
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------
                           SIRROM CAPITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)
                             ---------------------
                          500 CHURCH STREET, SUITE 200
                           NASHVILLE, TENNESSEE 37219
                                 (615) 256-0701
 (Address and Telephone Number, including area code, of Registrant's Principal
                               Executive Offices)

                                CARL W. STRATTON
                          500 CHURCH STREET, SUITE 200
                           NASHVILLE, TENNESSEE 37219
                    (Name and Address of Agent For Service)
                             ---------------------
                           COPIES OF INFORMATION TO:

                BOB F. THOMPSON                                       FRED B. WHITE, III
             BASS, BERRY & SIMS PLC                        SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
             FIRST AMERICAN CENTER                                     919 THIRD AVENUE
        NASHVILLE, TENNESSEE 37238-2700                               NEW YORK, NY 10022
                 (615) 742-6200                                         (212) 735-3000

                             ---------------------
     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the Registration Statement becomes effective.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is 333.
                             ---------------------
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

==============================================================================================================================
                                                                  PROPOSED MAXIMUM     PROPOSED MAXIMUM
           TITLE OF SECURITIES                 AMOUNT BEING           OFFERING        AGGREGATE OFFERING        AMOUNT OF
             BEING REGISTERED                  REGISTERED(1)      PRICE PER UNIT(2)          PRICE          REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------
Common Stock, no par value per share......       5,750,000             $26.25            $150,937,500            $44,527
==============================================================================================================================

(1) Includes an aggregate of 750,000 additional shares which the Underwriters have the option to purchase to cover over-allotments, if any.
(2) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) on the basis of the average of the high and low sales prices of the Common Stock on February 10, 1998 as reported on the New York Stock Exchange.
                             ---------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO
SECTION 8(A), MAY DETERMINE.
================================================================================

                           SIRROM CAPITAL CORPORATION

      CROSS-REFERENCE SHEET SHOWING LOCATION IN PROSPECTUS OF INFORMATION
          REQUIRED BY PARTS A AND B OF FORM N-2 REGISTRATION STATEMENT

 ITEM                                                             CAPTION OR LOCATION
NUMBER   REGISTRATION STATEMENT ITEM AND HEADING                     IN PROSPECTUS
------   ---------------------------------------                     -------------
  1.     Outside Front Cover....................  Outside front cover
  2.     Inside Front and Outside Back Cover
         Page...................................  Inside front cover page
  3.     Fee Table and Synopsis.................  Prospectus Summary; Fees and Expenses; Additional
                                                    Information
  4.     Financial Highlights...................  Selected Financial Data; Management's Discussion and
                                                    Analysis of Financial Condition and Results of
                                                    Operations
  5.     Plan of Distribution...................  Outside front cover; Certain Transactions;
                                                    Underwriters
  6.     Selling Shareholders...................  Principal and Selling Shareholders
  7.     Use of Proceeds........................  Use of Proceeds
  8.     General Description of Registrant......  Outside front cover; Prospectus Summary; Investment
                                                    Objectives and Policies; The Company; Business;
                                                    Risk Factors; Distributions and Price Range of
                                                    Common Stock; Portfolio Companies
  9.     Management.............................  Management; Custodian, Transfer and Dividend Paying
                                                    Agent and Registrar
 10.     Capital Stock, Long-Term Debt, and
         Other Securities.......................  Description of Capital Stock; Distributions and
                                                    Price Range of Common Stock; Reinvestment Plan;
                                                    Investment Objectives and Policies; Taxation;
                                                    Regulation
 11.     Defaults and Arrears on Senior
         Securities.............................  Not applicable
 12.     Legal Proceedings......................  Not applicable
 13.     Table of Contents of the Statement of
         Additional Information.................  Not applicable
 14.     Cover Page.............................  Not applicable
 15.     Table of Contents......................  Not applicable
 16.     General Information and History........  The Company
 17.     Investment Objective and Policies......  Investment Objectives and Policies
 18.     Management.............................  Management
 19.     Control Persons and Principal and
         Selling Shareholders...................  Principal and Selling Shareholders
 20.     Investment Advisory and Other
         Services...............................  Custodian, Transfer and Dividend Paying Agent and
                                                    Registrar; Independent Public Accountants;
                                                    Investment Objectives and Policies
 21.     Brokerage Allocation and Other
         Practices..............................  Brokerage Allocation
 22.     Tax Status.............................  Taxation
 23.     Financial Statements...................  Financial Statements

---------------

* Pursuant to General Instruction on Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus. All items required to be set forth in Part C are set forth in Part C.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

PROSPECTUS (Subject to Completion)
Issued February 11, 1998

                                5,000,000 Shares

                           Sirrom Capital Corporation
                                  COMMON STOCK
                            ------------------------
 OF THE 5,000,000 SHARES OF COMMON STOCK BEING OFFERED HEREBY, 4,000,000 SHARES
    ARE BEING OFFERED INITIALLY IN THE UNITED STATES AND CANADA BY THE U.S. UNDERWRITERS AND 1,000,000 SHARES ARE BEING OFFERED INITIALLY OUTSIDE OF THE
UNITED STATES AND CANADA BY THE INTERNATIONAL UNDERWRITERS. SEE "UNDERWRITERS."
   THE COMMON STOCK IS TRADED ON THE NEW YORK STOCK EXCHANGE UNDER THE SYMBOL "SIR." ON FEBRUARY 10, 1998 THE LAST REPORTED SALE PRICE FOR THE COMMON STOCK
                                  WAS $26 1/4.
                            ------------------------
THE COMPANY IS A NON-DIVERSIFIED, CLOSED-END INVESTMENT COMPANY THAT HAS ELECTED TO BE TREATED AS A BUSINESS DEVELOPMENT COMPANY UNDER THE INVESTMENT COMPANY ACT
 OF 1940, AS AMENDED. THE COMPANY'S INVESTMENT OBJECTIVES ARE TO ACHIEVE A HIGH
  LEVEL OF INCOME FROM THE COLLECTION OF INTEREST AND PROCESSING AND FINANCIAL ADVISORY FEES, AS WELL AS LONG-TERM GROWTH IN ITS SHAREHOLDERS' EQUITY THROUGH THE APPRECIATION IN VALUE OF THE EQUITY INTERESTS IN ITS PORTFOLIO COMPANIES.
  SEE "BUSINESS." NO ASSURANCES CAN BE GIVEN THAT THE COMPANY WILL CONTINUE TO ACHIEVE THESE OBJECTIVES. THIS PROSPECTUS SETS FORTH THE INFORMATION ABOUT THE COMPANY THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING AND SHOULD BE
RETAINED FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE COMPANY HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE UPON WRITTEN
         OR ORAL REQUEST WITHOUT CHARGE. SEE "ADDITIONAL INFORMATION."
                            ------------------------
 SEE "RISK FACTORS" BEGINNING ON PAGE 11 FOR CERTAIN INFORMATION THAT SHOULD BE
    CONSIDERED BY PROSPECTIVE PURCHASERS OF THE COMMON STOCK OFFERED HEREBY.
                            ------------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
                            ------------------------
                            PRICE $          A SHARE
                            ------------------------

                                                                          UNDERWRITING
                                                              PRICE TO    DISCOUNTS AND    PROCEEDS TO
                                                               PUBLIC    COMMISSIONS(1)    COMPANY(2)
                                                              --------   ---------------   -----------
Per Share...................................................  $             $                $
Total(3)....................................................  $             $                $

------------

(1)The Company and the Selling Shareholders have agreed to indemnify the several Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. See "Underwriters."
(2)Before deducting expenses payable by the Company estimated at $750,000.
(3)The Selling Shareholders have granted to the U.S. Underwriters an option, exercisable within 30 days of the date hereof, to purchase up to an aggregate of 750,000 additional Shares at the Price to Public less Underwriting Discounts and Commissions for the purpose of covering over-allotments, if any. If the U.S. Underwriters exercise such option in full, the total Price to Public, Underwriting Discounts and Commissions, and Proceeds to Company
   will be $   , $      , and $      , respectively, and the proceeds to Selling
   Shareholders will be $    . See "Underwriters."
                            ------------------------
     The Shares are offered, subject to prior sale, when, as and if accepted by the Underwriters named herein and subject to approval of certain legal matters by Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters. It is
expected that the delivery of the Shares will be made on or about March   , 1998
at the office of Morgan Stanley & Co. Incorporated, New York, N.Y., against payment therefor in immediately available funds.
                            ------------------------
MORGAN STANLEY DEAN WITTER
              THE ROBINSON-HUMPHREY COMPANY
                             J.C. BRADFORD & CO.
                                         SUNTRUST EQUITABLE SECURITIES
March   , 1998

                           SIRROM CAPITAL CORPORATION

     The following map sets forth, as of December 31, 1997, the 29 states (plus Washington, D.C. and Canada) in which the Company's borrowers maintain their principal place of business and the number of borrowers in each state.

                                     [MAP]

     NO PERSON IS AUTHORIZED IN CONNECTION WITH ANY OFFERING MADE HEREBY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY UNDERWRITER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE COMMON STOCK OFFERED HEREBY, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OFFERED HEREBY TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREBY SHALL UNDER ANY CIRCUMSTANCES IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE SUBSEQUENT TO THE DATE HEREOF.

                            ------------------------

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
Prospectus Summary....................    4
The Company...........................   10
Additional Information................   10
Risk Factors..........................   11
Use of Proceeds.......................   14
Distributions and Price Range of
  Common Stock........................   15
Capitalization........................   16
Selected Financial Data...............   17
Management's Discussion and Analysis
  of Financial Condition and Results
  of Operations.......................   19
Business..............................   24
Investment Objectives and Policies....   30
Portfolio Companies...................   33
Management............................   49

                                        PAGE
                                        ----

Certain Transactions..................   56
Principal and Selling Shareholders....   57
Determination of Net Asset Value......   58
Reinvestment Plan.....................   58
Taxation..............................   59
Description of Capital Stock..........   62
Brokerage Allocation..................   64
Regulation............................   64
Underwriters..........................   66
Legal Matters.........................   69
Custodian, Transfer and Dividend
  Paying Agent and Registrar..........   69
Reports to Shareholders...............   69
Independent Public Accountants........   69
Index to Financial Statements.........  F-1

                            ------------------------

     CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN, OR OTHERWISE AFFECT THE PRICE OF THE COMMON STOCK. SPECIFICALLY, THE UNDERWRITERS MAY OVERALLOT IN CONNECTION WITH THE OFFERING, AND MAY BID FOR, AND PURCHASE, SHARES OF THE COMMON STOCK IN THE OPEN MARKET. IN ADDITION, UNDERWRITERS MAY ENGAGE IN PASSIVE MARKET MAKING. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITERS."

     IN CONNECTION WITH THIS OFFERING, CERTAIN UNDERWRITERS MAY ENGAGE IN PASSIVE MARKET MAKING TRANSACTIONS IN THE COMMON STOCK ON THE NEW YORK STOCK EXCHANGE IN ACCORDANCE WITH RULE 103 UNDER REGULATION M. SEE "UNDERWRITERS."

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by and should be read in conjunction with the more detailed information and the financial statements and notes thereto appearing elsewhere in this Prospectus. Unless otherwise indicated, all information in this Prospectus assumes no exercise of the Underwriters' over-allotment option.

     Information contained or incorporated by reference in this Prospectus may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. The matters described in "Risk Factors" and certain other factors noted throughout this Prospectus and in any exhibits to the Registration Statement of which this Prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

     On January 5, 1998, Sirrom Capital Corporation announced a two-for-one stock split effective January 30, 1998. All information contained herein reflects such stock split.

                                  THE COMPANY

     Sirrom Capital Corporation ("Sirrom" or the "Company") is a specialty finance company that is primarily engaged in making loans to small businesses. The Company's loans typically range from $500,000 to $5.0 million in size, have a five-year maturity, require interest payments monthly and are accompanied by warrants to purchase an equity interest in the borrower at a nominal exercise price (usually $.01 per share). The Company targets borrowers that have certain characteristics, including the potential for significant growth, adequate collateral coverage, experienced management teams with a significant ownership interest in the borrower, sophisticated outside equity investors and profitable operations. To develop new lending opportunities, the Company markets to an extensive referral network comprised of investment bankers, attorneys, accountants, venture capitalists, commercial bankers and business brokers. The Company believes the market for small commercial loans is underserved by traditional lending sources and that competitors generally are burdened with an overhead and administrative structure that hinders them from competing most effectively in this market. The principal investment objectives of the Company are to achieve (i) a high level of current income from interest and processing and financial advisory fees and (ii) long-term growth in its shareholders' equity through the appreciation in value of the equity interests in its portfolio companies.

     The Company, which was founded in 1992, has experienced significant growth in both the size and diversity of its investment portfolio. At December 31, 1997, the Company had loans outstanding with a fair value of $412.0 million to 195 companies in a variety of industries. The fair values of the Company's loan portfolio balances at December 31, 1994, 1995 and 1996 were $72.3 million, $144.9 million and $221.5 million, respectively. The Company's pre-tax operating income has increased from $4.4 million for the year ended December 31, 1994 to $33.0 million for the year ended December 31, 1997. Since inception, the Company has had realized gains of $20.8 million from the sale of its equity positions in portfolio companies (net of realized losses) and at December 31, 1997, had $10.8 million in unrealized appreciation of investments (net of unrealized depreciation of investments).

     The Company has broadened its geographic presence nationwide with offices presently located in Nashville, Tennessee, San Francisco, California and Stamford, Connecticut. In addition, the Company has entered into a joint venture with The Toronto-Dominion Bank to jointly make small business loans in Canada similar to those made by the Company in the United States. The Company has also broadened its target market of borrowers by marketing to micro-cap public companies under the name Tandem Capital, Inc. ("Tandem"). The Company believes these borrowers are also underserved by traditional lending sources. In an effort to capitalize on the numerous asset-based lending opportunities that the Company identifies through its extensive referral network, the Company plans to acquire a small asset-based lender in the first or second quarter of 1998. In addition to making loans to small businesses, the Company also provides merger and acquisition advisory services with respect to companies in the small business sector through its wholly-owned subsidiary, Harris Williams & Co., a Virginia corporation ("Harris Williams"). Harris Williams typically receives a monthly retainer fee with respect to each engagement, as well as a success fee for each transaction that is closed.

     The Company is a non-diversified, closed-end investment company that has elected to be treated as a business development company (a "BDC") under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Company was licensed as a small business investment company ("SBIC") by the U.S. Small Business Administration (the "SBA") under the Small Business Investment Company Act of 1958, as amended, (the "SBIA") on May 14, 1992. In August 1996, the Company transferred its SBIC operations, including its SBIC license, a majority of its assets and all of its liabilities, to Sirrom Investments, Inc., its wholly-owned subsidiary ("SII").

                                  THE OFFERING

Common Stock Offered:

  International Offering...   1,000,000

  United States Offering...   4,000,000

          Total............
                              5,000,000
                              =========

Common Stock to be
outstanding after the
  Offering.................  36,094,708

New York Stock Exchange
  Symbol...................  SIR

Use of Proceeds............  Origination of loans and investments and temporary repayment of indebtedness. See "Use of Proceeds."

Distributions..............  The Company has distributed and currently intends to continue to distribute quarterly to its shareholders at least 90% of its net investment income and annually all of its long-term capital gains. See "Distributions and Price Range of Common Stock."

Risk Factors...............  Investment in shares of the Common Stock involves certain risks relating to the structure and investment objectives of the Company that should be considered by the purchasers of the Common Stock. See "Risk Factors."

                             Risks Associated with Investments in Small,
                             Privately Owned Companies. The Company's portfolio consists primarily of loans to and securities issued by privately owned small businesses. There is generally no publicly available information about such companies, and the Company must rely on the diligence of its employees and agents to obtain information in connection with the Company's investment decisions. In addition, there is typically no public market for securities of privately owned companies. A significant majority of the Company's portfolio securities are and will continue to be subject to restrictions on resale or otherwise have no established trading market. The illiquidity of most of the Company's portfolio securities may adversely affect the ability of the Company to dispose of such securities in a timely manner and at a fair price at times when the Company deems it necessary or advantageous.

                             The valuation of securities in the Company's portfolio is determined in good faith by the Company's Board of Directors in the absence of readily ascertainable market values. The estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

                             Risk of Payment Default. The loans made by the Company to small businesses carry a relatively high fixed rate of interest. The small businesses may have limited financial resources and may be unable to obtain financing from traditional sources. In addition, a borrower's ability to repay its loans may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a borrower's financial condition and prospects usually will be accompanied by a deterioration in the value of any collateral for the loan and the likelihood of realizing on any guarantees obtained from the borrower's management. Investment in small businesses, therefore, involves a high degree of business and financial risk, which can result in substantial losses and accordingly, should be considered speculative.

                             Risk of Unavailability of Funds. As the Company grows, it will have a continuing need for long-term capital to finance its lending activities. As an SBIC, SII has borrowed $90.0 million from the SBA at a relatively low interest rate. During the latter part of 1997, Congress increased the maximum amount of funding available to an SBIC by indexing the $90.0 million cap to inflation. Presently, the maximum available leverage to an SBIC is $101.0 million. SII supplemented its SBA borrowings with a $50.0 million revolving credit facility (the "Revolving Credit Facility") from First Union National Bank of Tennessee and a syndicate of other banks. On October 9, 1997, SII increased its Revolving Credit Facility to $125.0 million, which also involved the addition of seven additional banks to the syndicate. At December 31, 1997, SII had $61.5 million outstanding thereunder. To support the Company's future loan origination activities outside of SII, the Company, through its wholly-owned subsidiary Sirrom Funding Corporation ("SFC"), has also established a $100.0 million five-year revolving credit facility (the "ING Credit Facility"). At December 31, 1997, $62.8 million was outstanding under the ING Credit Facility. Traditionally, the Company's capital needs have been met by borrowings under SBA programs, from commercial banks and through the sale of equity securities; as a BDC, the Company is subject to the asset coverage tests set forth in the 1940 Act. Because the Company distributes substantially all net income and capital gains to its shareholders, it will need to continue to issue equity securities to finance its growth. No assurance can be given that the Company will continue to meet its capital needs through these sources.

                             Risks of Expansion. Since its inception, the Company has expanded its small business lending activities substantially, both in size and geographic scope. After this Offering, the Company anticipates not only continuing to expand its traditional small business lending activities in the United States and Canada, and its relatively new line of business that encompasses making unsecured loans to and investments in public companies which generally have equity market capitalizations below $100.0 million ("micro-cap companies"), but also expanding its business to include factoring and asset-based lending for small businesses. No assurance can be given that the Company will continue to maintain the historic growth rates of its loan and investment portfolio, or that it will be able to develop sufficient lending and administrative personnel, and management and operating systems to manage its expansion effectively.

                             Leverage Risks. The Company's use of leverage and its obligation to make required interest payments to its funding sources tends to increase the amount of risk associated with the Company's operations. Leverage magnifies the potential for gain and loss on monies invested and, therefore, results in an increase in the risks associated with an investment in the Company's securities.

                             Risk of Voluntary or Involuntary Termination of Pass Through Tax Treatment. The Company, SII and SFC have each qualified for and elected to be taxed as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended, (the "Code"), and as such SII and SFC distribute at least 90% of their respective net investment income to the Company and the Company, in turn, distributes at least 90% of its net investment income, including such dividends from SII and SFC, to its shareholders. The Company, SII and SFC presently intend to distribute all long-term capital gains to shareholders or the Company, as the case may be. However, the Company, SII or SFC may retain part or all of its net realized capital gains, in which case each such entity would be required to pay tax on such capital gains, and the Company's shareholders or the Company, as appropriate, would receive a deemed distribution and a tax credit for their or its pro rata portion of the tax paid by the entity that retains the capital gains. In any year in which the Company, SII or SFC so qualifies, it generally will not be subject to federal income tax on net investment income and net capital gains (excess of net long-term capital gains over net short-term capital losses) distributed to its respective shareholders. However, because the Company uses leverage, it is subject to certain asset coverage ratio requirements set forth in the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC under Subchapter M of the Code. The election to qualify as a RIC is made on an annual basis, and no assurance can be given that the Company, SII or SFC will continue to elect or to qualify for such treatment.

                             Harris Williams does not qualify to be taxed as a RIC and therefore pays tax at the subsidiary level. If the Company, or any of its subsidiaries other than Harris Williams, was to fail to qualify or elect not to qualify as a RIC and its income became fully taxable, a reduction in the Company's net assets by the amount of the tax payable, the amount of income available for distribution to the Company's shareholders and the percentage of such income actually distributed could result.

                               FEES AND EXPENSES

     The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Company will bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
  Sales load (as a percentage of offering price)............   5.0%(1)
  Amended and Restated Dividend Reinvestment Plan fees......  None(2)
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE
  TO COMMON SHARES)(3)
  Operating expenses........................................   2.3%(4)
                                                              ----
  Interest payments on borrowed funds.......................   2.4%
                                                              ----
          Total Annual Expenses (estimated).................   4.7%
                                                              ====

---------------

(1) The underwriting discounts and commissions with respect to the Common Stock sold by the Company in this Offering, which are one time fees paid by the Company to the Underwriters in connection with this Offering, are the only sales load paid in connection with this Offering.
(2) The expenses of the Company's Amended and Restated Dividend Reinvestment Plan (the "Reinvestment Plan") are included in stock record expenses, a component of "Operating expenses." The Company has no cash purchase plan. The participants in the Reinvestment Plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See "Reinvestment Plan."
(3) Assumes a Net Asset Value of $405.9 million, which will be the Company's estimated shareholders' equity upon completion of the Offering.
(4) Operating expenses consist primarily of compensation and employee benefits, travel and other marketing expenses, rent and other similar expenses.

EXAMPLE

     The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. These amounts assume no additional leverage and are based upon the payment by an investor of a 5.0% sales load (the underwriting discounts and commissions paid by the Company with respect to the Common Stock sold by the Company in this Offering) and the payment by the Company of operating expenses at the levels set forth in the table above.

                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           ------    -------    -------    --------
You would pay the following expenses on a $1,000
  investment, assuming a 5.0% annual return..............   $ 97      $197       $308        $638

     This example should not be considered a representation of the future expenses of the Company, and actual expenses may be greater or less than those shown. Although the example assumes (as required by the Securities and Exchange Commission (the "Commission")) a 5.0% annual return, the Company's performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the Reinvestment Plan may receive shares issued by the Company, at or above net asset value or purchased by First Union National Bank, as administrator of the Reinvestment Plan (the "Reinvestment Plan Administrator") at the market price in effect at the time, which may be at or below net asset value. See "Reinvestment Plan."

                  SUMMARY HISTORICAL FINANCIAL AND OTHER DATA
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                   FROM
                                INCEPTION
                                 THROUGH                               YEAR ENDED DECEMBER 31,
                               DECEMBER 31,   -------------------------------------------------------------------------
                                   1992           1993          1994           1995            1996            1997
                               ------------   ------------   -----------   ------------    ------------    ------------
STATEMENTS OF OPERATIONS
  DATA:
  Total operating income.....  $       918    $      4,214   $     8,238   $     15,575    $     27,680    $     48,347
  Interest expense...........          127           1,427         3,124          4,771           8,342           9,797
  General, administrative and
    amortization expenses....          218             928         1,313          2,702           5,479           9,215
  Pretax income of
    unconsolidated
    subsidiary...............           43             207           553            812           3,264           3,699
                               ------------   ------------   -----------   ------------    ------------    ------------
  Pretax operating
    income(1)................  $       616    $      2,066   $     4,354   $      8,914    $     17,123    $     33,034
                               ============   ============   ===========   ============    ============    ============
  Pretax operating income per
    share(2).................  $       .09    $        .24   $       .42   $        .55    $        .74    $       1.04
  Dividends per share(2).....           --              --            --            .44(3)          .59(3)         1.08(3)
  Diluted weighted average
    number of shares
    outstanding(2)...........    7,096,000       8,548,000    10,444,000     15,979,000      23,110,000      31,658,000
OTHER OPERATING DATA:
  Number of portfolio
    companies with loans
    outstanding at period
    end......................           17              38            57             91             122             195
  Number of new portfolio
    companies................           17              24            25             44              48             102
  Principal amount of loans
    originated...............  $    14,639    $     31,470   $    40,785   $    101,505    $    131,963    $    282,352
  Principal amount of loan
    repayments...............            0           2,013         7,585         14,414          32,630          67,743
  Net interest spread(4).....          5.6%            5.8%          5.5%           5.8%            5.9%            5.6%
  General and administrative
    expenses as a percentage
    of ending assets.........          1.5%            1.6%          1.3%           1.4%            1.7%            1.6%

                                                                  DECEMBER 31, 1997
                                                              -------------------------
                                                               ACTUAL    AS ADJUSTED(5)
                                                              --------   --------------
                                                                          (UNAUDITED)
BALANCE SHEET DATA:
  Cash and cash equivalents.................................  $  3,025      $  3,025
  Loans.....................................................   412,005       412,005
  Equity interests..........................................    55,211        55,211
  Warrants..................................................    24,543        24,543
  Total assets..............................................   509,236       509,236
  Revolving credit facilities...............................   124,250           313
  Debentures payable to SBA.................................    90,000        90,000
  Total shareholders' equity................................   281,969       405,907

---------------

(1) Beginning in February 1995, the Company elected to be taxed as a RIC under Subchapter M of the Code. SII and SFC have also elected the same tax treatment. As such, SII and SFC must distribute at least 90% of their respective net investment income (net interest income plus net realized short-term capital gains) to the Company (as their sole shareholder) and the Company must, in turn, distribute at least 90% of its net investment income (including dividends from SII, SFC and Harris Williams) to its shareholders, on a quarterly basis. In years in which the Company qualifies as a RIC, it generally will not be subject to federal income tax on net investment income and net capital gains distributed to shareholders. Harris Williams is taxed at the corporate level as it does not qualify to be taxed as a RIC.
(2) On January 5, 1998, Sirrom announced a two-for-one stock split effective January 30, 1998. All information contained herein reflects such stock split.
(3) For the year ended December 31, 1995, includes $.13 per share in dividends declared and paid in the first quarter of 1996 related to 1995 earnings and, with respect to the year ended December 31, 1996, includes $.18 in dividends declared and paid in the first quarter of 1997 related to 1996 earnings and excludes the $.13 per share in dividends paid in the first quarter of 1996 related to 1995 earnings. For the year ended December 31, 1997, includes $.43 per share in dividends paid or to be paid in the first quarter of 1998 related to 1997 earnings and excludes the $.18 per share in dividends paid in the first quarter of 1997 related to 1996 earnings.
(4) Net interest spread represents the weighted average gross yield on the Company's interest bearing investments less the weighted average cost of borrowed funds at the end of the respective periods shown.
(5) Adjusted to reflect the sale by the Company of 5,000,000 shares of Common Stock offered hereby and the application of the estimated net proceeds therefrom. See "Use of Proceeds" and "Capitalization."

                                  THE COMPANY

     The Company was incorporated under the laws of the State of Tennessee in November 1994 and is a non-diversified, closed-end investment company that has elected to be treated as a BDC under the 1940 Act. The Company's principal executive offices are located at 500 Church Street, Suite 200, Nashville, Tennessee 37219, and its telephone number is (615) 256-0701.

     The Company is the successor to Sirrom Capital, L.P., a Tennessee limited partnership (the "Partnership"), which was organized under the laws of Tennessee in 1991. Pursuant to a conversion (the "Conversion") consummated on February 1, 1995, all partners of the Partnership (the "Partners") transferred their Partnership interests to the Company in exchange for the issuance of 10,100,232 shares of Common Stock. The Common Stock was received by each Partner in proportion to the Partner's percentage interest in the Partnership. Following this exchange, the Partnership was dissolved and liquidated by operation of law, and all of the assets and liabilities of the Partnership (including the SBIC license which was obtained by the Partnership in May 1992) were assigned and transferred to the Company. In August 1996, the Company transferred its SBIC operations, including its SBIC license, assets and liabilities to SII, its wholly-owned subsidiary, and acquired Harris Williams, which, since the acquisition, has operated as a "C" corporation and a wholly-owned subsidiary of the Company. In December 1996, the Company formed SFC, a special purpose, bankruptcy remote subsidiary, as the borrower under the ING Credit Facility. Unless otherwise indicated, all references to the Company include the Partnership, SII, SFC and Harris Williams and their respective historical operations.

                             ADDITIONAL INFORMATION

     The Company has filed with the Commission a Registration Statement on Form N-2 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock offered by this Prospectus. This Prospectus, which is a part of the Registration Statement, does not contain all of the information set forth in the Registration Statement or the exhibits and schedules thereto. For further information with respect to the Company and the Common Stock, reference is made to the Registration Statement, including the exhibits and schedules thereto.

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, and, in accordance therewith, files reports, proxy statements and other information with the Commission. The Registration Statement and the exhibits and schedules thereto filed with the Commission, as well as such reports, proxy statements and other information, may be inspected, without charge, at the public reference facility maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices located at Seven World Trade Center, New York, New York 10048, and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. The Commission maintains a web site that contains reports, proxy statements and other information regarding registrants, including the Company, that file such information electronically with the Commission. The address of the Commission's web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Common Stock is listed on the New York Stock Exchange (the "NYSE"), and such reports, proxy statements and other information can also be inspected at the offices of the NYSE, Operations, 20 Broad Street, New York, New York 10005.

                                  RISK FACTORS

     The purchase of the shares offered by this Prospectus involves a number of significant risks and other factors relating to the structure and investment objectives of the Company. As a result, there can be no assurance that the Company will continue to achieve its investment objectives. In addition to the other information contained in this Prospectus, the following risk factors should be carefully considered in evaluating an investment in the Common Stock.

RISKS ASSOCIATED WITH INVESTMENTS IN SMALL, PRIVATELY OWNED COMPANIES

     The Company's portfolio consists primarily of loans to and securities issued by small, privately owned businesses. There is generally no publicly available information about such companies, and the Company must rely on the diligence of its employees and agents to obtain information in connection with the Company's investment decisions. Typically, small businesses depend for their success on the management talents and efforts of one person or a small group of persons, and the death, disability or resignation of one or more of these persons could have a material adverse impact on the related company. Moreover, small businesses frequently have smaller product lines and market shares than their competition. Small companies may be more vulnerable to economic downturns and often need substantial additional capital to expand or compete. Such companies may also experience substantial variations in operating results. Investment in small businesses therefore involves a high degree of business and financial risk, which can result in substantial losses and accordingly should be considered speculative. The Company's operating history is relatively limited and it has not operated in recessionary economic periods during which the operating results of small business companies such as those in the Company's portfolio often are adversely affected. While the Company generally seeks to make senior secured loans, its loans are often made on a subordinated basis.

RISK OF ILLIQUIDITY OF PORTFOLIO INVESTMENTS

     Liquidity relates to the ability of the Company to sell either a debt or equity security in a timely manner at a price that reflects the fair market value of that security. Most of the Company's investments are or will be securities acquired directly from small, privately owned companies. The Company's portfolio securities are and will usually be subject to restrictions on resale or otherwise have no established trading market. The illiquidity of most of the Company's portfolio securities may adversely affect the ability of the Company to dispose of such securities in a timely manner and at a fair price at times when the Company deems it necessary or advantageous. The valuation of securities in the Company's portfolio is determined in good faith by the Company's Board of Directors in accordance with an adopted valuation policy and in the absence of readily ascertainable market values. The Company periodically reviews and amends its valuation policy. The estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

RISK OF PAYMENT DEFAULT

     The Company generally makes nonamortizing, five-year term loans with relatively high fixed rates of interest to small companies that may have limited financial resources and may be unable to obtain financing from traditional sources. These loans are generally secured by the assets of the borrower. A borrower's ability to repay its loan may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a borrower's financial condition and prospects usually will be accompanied by a deterioration in the value of any collateral for the loan and the likelihood of realizing on any guarantees obtained from the borrower's management. Although the Company seeks to be the senior, secured lender to a borrower, the Company is not always the senior lender, and any collateral for a loan may be subordinate to another lender's security interest, which may result in a higher degree of risk of collection. The Company also has the ability to make unsecured loans or invest in equity securities, which likewise may involve a higher degree of risk.

RISK OF UNAVAILABILITY OF FUNDS

     As the Company grows, it will have a continuing need for long-term capital to finance its lending activities. Traditionally, the Company's capital needs have been met by borrowings under SBA programs, from commercial banks and through the sale of equity securities. As of December 31, 1997, SII had outstanding borrowings of $90.0 million from the SBA. During the latter part of 1997, Congress increased the maximum amount of funding available to an SBIC by indexing the $90.0 million cap to inflation. Presently, the maximum amount of funding available to an SBIC from the SBA is $101.0 million. As of December 31, 1997, SII also had borrowed $61.5 million of the $125.0 million available under the Revolving Credit Facility. As of December 31, 1997, SFC had outstanding borrowings of $62.8 million of the $100.0 million available under the ING Credit Facility. Reductions in the availability of funds from commercial banks or other sources on terms favorable to the Company could have a material adverse effect on the Company. Furthermore, since in order to maintain RIC status, SII and SFC distribute at least 90% of their respective investment company taxable income to the Company and the Company presently distributes at least 90% of its investment company taxable income to its shareholders, such earnings are not available to fund loan originations. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Financial Condition, Liquidity and Capital Resources."

     Under the Revolving Credit Facility, if either George M. Miller, II, or David M. Resha ceases to be employed by the Company, the lenders have the ability to accelerate the repayment of any amounts outstanding. Under the ING Credit Facility, if any two of Mr. Miller, Mr. Resha and Carl W. Stratton cease to be actively involved in the management of the Company, then either ING or a majority of the noteholders may declare an event of default thereunder. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Financial Condition, Liquidity and Capital Resources."

RISK OF LOAN LOSSES EXCEEDING FAIR VALUE ESTIMATES

     There is typically no public market for the debt or equity securities of small, privately owned companies. As a result, the valuation of securities in the Company's portfolio is subject to the good faith determination of the Company's Board of Directors. See "Determination of Net Asset Value." Unlike certain lending institutions, the Company does not establish reserves for loan losses, but revalues its portfolio on a quarterly basis to reflect the Company's estimate of the current fair value of the loan portfolio. At December 31, 1997, the Company's directors had approved loan valuations that resulted in the recording of $11.0 million of unrealized depreciation. There can be no assurance that this estimate reflects the amounts that ultimately will be realized on these loans. See "Business -- Operations."

INTEREST RATE RISK

     The Company's income is materially dependent upon the "spread" between the rate at which it borrows funds and the rate at which it loans these funds. The Company anticipates using a combination of long-term and short-term borrowings to finance its lending activities and engaging in interest rate risk management techniques, including various interest rate hedging activities. Since inception, the Company's net interest spread has averaged 5.7% (570 basis points). There can be no assurance that the Company will maintain this net interest spread or that a significant change in market interest rates will not have a material adverse effect on the Company's profitability.

RISKS OF EXPANSION

     Since inception, the Company has expanded its small business lending activities substantially, both in size and geographic scope. After this Offering, the Company will continue to expand its traditional small business lending activities in the United States and Canada and its newer business of making unsecured loans to and investments in micro-cap companies, but also anticipates expanding its business to include factoring and asset-based lending for small businesses. No assurance can be given that the Company will continue to maintain the historic growth rates of its loan and investment portfolio, or that it will be able to develop sufficient lending and administrative personnel, and management and operating systems to manage its expansion effectively.

     In August 1996, the Company acquired Harris Williams, a company which provides merger and acquisition financial advisory services to small and medium sized businesses. Harris Williams' income is derived from fees received for its financial advisory engagements, which typically provide for a monthly retainer and a success fee contingent upon the closing of each transaction. There can be no assurance that Harris Williams' fee income will continue at or exceed historical levels. See "Business."

LEVERAGE RISKS

     The Company, through SII, has borrowed funds from the SBA and under the Revolving Credit Facility and, through SFC, has borrowed funds under the ING Credit Facility, resulting in a significant leveraging of its assets. Leverage magnifies the potential for gain and loss on monies invested and, therefore, increases the risks associated with an investment in the Company's securities. The Company's creditors have claims on the Company's assets superior to the claims of the Company's shareholders. In addition, pursuant to the terms of the ING Credit Facility, the Company may be requested by Holland Limited Securitization, Inc., a multi-seller commercial paper conduit sponsored by ING Baring (U.S.) Capital Markets, Inc. (individually and collectively, "ING"), the lender under the ING Credit Facility, depending on interest rate conditions, to make deposits into a sinking fund account to be used by ING to purchase interest rate caps or to enter into additional interest rate swaps and transfer to SFC the interest rate cap payments payable to the Company, and failure of the Company to do so would cause the ING Credit Facility to be unavailable for future funding. The Company does not have the ability to estimate the size of such deposits if necessary, and if prevailing interest rates substantially differ from the borrowing rate under the ING Credit Facility such amounts could be material. As of December 31, 1997, the Company's debt as a percentage of total liabilities and shareholders' equity was 42%. In addition, the ability of the Company to achieve its investment objectives may depend in part on its ability to achieve leverage on favorable terms, and there can be no assurance that leverage on such terms can be obtained.

     As of December 31, 1997, SII had borrowed $90.0 million from the SBA under the SBA debenture program bearing an average annual interest rate of 7.02% and had $61.5 million outstanding under the Revolving Credit Facility bearing an average annual interest rate of 8.09%. As of December 31, 1997, SFC had $62.8 million outstanding under the ING Credit Facility bearing an average annual interest rate of 8.3%. In order for the Company to cover annual interest payments on the debt described above, it must achieve annual returns of at least 2.7% on its portfolio.

     The purpose of the following table is to illustrate the effect of leverage on returns to a shareholder on an investment in the Company's Common Stock assuming various annual returns, net of expenses. The calculations set forth in the table are hypothetical and actual returns may be greater or less than those appearing below.

                                                         ASSUMED RETURN ON THE COMPANY'S PORTFOLIO
                                                                     (NET OF EXPENSES)
                                                        -------------------------------------------
                                                         -10%      -5%       0%       5%       10%
                                                        ------    ------    -----    -----    -----
Corresponding return to shareholder(1)................   -19.2%    -11.6%   -4.1      3.5%     11.1%

---------------

(1) The calculation assumes (i) $615.7 million in investments, (ii) an average cost of funds of 7.7%, (iii) $214.3 million in debt outstanding and (iv) $405.9 million of shareholders' equity.

RISK OF VOLUNTARY OR INVOLUNTARY TERMINATION OF PASSTHROUGH TAX TREATMENT

     The Company, SII and SFC have each qualified for and elected to be taxed as a RIC and as such SII and SFC distribute at least 90% of their respective net investment income to the Company and the Company, in turn, distributes at least 90% of its net investment income, including such dividends, to its shareholders. In any year in which the Company, SII or SFC so qualifies, it generally will not be subject to federal income tax on net operating income and net capital gains distributed to its respective shareholders. The Company presently intends to distribute to shareholders all of its net capital gains. However, if the Company, SII or SFC retained part or all of its realized net capital gains, then each such entity would be required to pay tax on such capital gains and the Company's shareholders or the Company, as appropriate, would receive a deemed distribution and a tax credit for their or its pro rata portion of the tax paid by the entity that retained the capital gains. However, because the Company uses leverage, it is subject to certain asset coverage ratio requirements set forth in the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC under Subchapter M of the Code. The election to qualify as a RIC is made on an annual basis, and no assurance can be given that the Company, SII or SFC will continue to elect or to qualify for such treatment. Harris Williams does not qualify to be taxed as a RIC and therefore, pays tax at the subsidiary level. If the Company or any of its subsidiaries other than Harris Williams were to fail to qualify or elect not to qualify as a RIC and its respective income became fully taxable, a reduction in the Company's net assets by the amount of the tax payable, the amount of income available for distribution to the Company's shareholders and the percentage of such income actually distributed could result. For financial accounting purposes, the Company does not currently provide for deferred taxes on the amount of unrealized appreciation of its equity securities because of its policy to distribute all long-term capital gains to shareholders. If the Company were to retain substantially all of its realized gains as a matter of general practice, the Company would provide for deferred taxes on the amount of unrealized gains in its portfolio. In so doing, the Company would accrue a one time charge to earnings and shareholders' equity for financial reporting purposes for taxes on accumulated unrealized appreciation at that time, and thereafter would recognize unrealized appreciation, net of long-term capital gains tax. See "Taxation" and "Regulation."

COMPETITIVE MARKET FOR INVESTMENT OPPORTUNITIES

     A large number of entities and individuals compete to make the types of investments made by the Company, many of whom have greater financial resources than the Company. As a result of this competition, the Company may from time to time be precluded from entering into attractive transactions. There can be no assurance that the Company will be able to identify and make investments which satisfy the Company's investment objectives or that it will be able to invest fully its available capital.

DEPENDENCE ON MANAGEMENT

     The Company is dependent for the selection, structuring, closing and monitoring of its loans and investments on the diligence and skill of management, particularly of George M. Miller, II, the loss of whose services could have a material adverse effect on the operations of the Company. See "Management."

                                USE OF PROCEEDS

     The net proceeds to the Company from the sale of the shares of Common Stock offered hereby are estimated to be approximately $123.9 million, after deducting the Underwriting discounts and commissions and estimated Offering expenses payable by the Company. The Company intends to use a portion of the net proceeds to temporarily repay approximately $62.8 million outstanding under the ING Credit Facility and the remaining balance to repay amounts outstanding under the Revolving Credit Facility and to originate new loans and make investments. SII and SFC, as applicable, will then reborrow amounts available under the Revolving Credit Facility and the ING Credit Facility to originate new loans. Amounts outstanding under the Revolving Credit Facility and the ING Credit Facility bear interest at 7.9% per annum and 8.3% per annum, respectively, as of the date of this Prospectus. The Company believes that the net proceeds will be applied as set forth above within six months of the Offering. Pending such application, the Company intends to invest the net proceeds of this Offering in time deposits, income-producing securities with maturities of 15 months or less that are issued or guaranteed by the federal government or agencies thereof and high quality debt securities maturing in one year or less from the time of investment in such high quality debt securities. See "Investment Objectives and Policies."

                 DISTRIBUTIONS AND PRICE RANGE OF COMMON STOCK

     The Company has distributed and currently intends to continue to distribute at least 90% of its net operating income and net realized short-term capital gains, if any, on a quarterly basis to its shareholders. The Company also intends to distribute all net realized long-term capital gains, if any, in an annual dividend. There is no assurance that the Company will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. See "Reinvestment Plan," "Regulation" and "Taxation." Pursuant to the Reinvestment Plan, a shareholder whose shares are registered in his own name can elect to have all or a portion of the dividends reinvested in additional shares of Common Stock by the Reinvestment Plan Administrator, by letter to the Company received prior to the corresponding dividend declaration date.

     The Common Stock is listed on the NYSE under the symbol SIR. Prior to January 7, 1998, the Common Stock was quoted on the Nasdaq National Market under the symbol SROM. On February 10, 1998, the last reported sale price of the Common Stock was $26.25 per share (a 289% premium to net asset value per share on such date). The following table sets forth the range of high and low closing sale prices of the Common Stock as reported on the Nasdaq National Market, the net asset value per share, the premium of high closing sale price to net asset value and the premium of low closing sale price to net asset value for the period from February 6, 1995, when public trading of the Common Stock commenced, through the fourth quarter of 1997. The Common Stock has historically traded at a premium to net asset value per share. There can be no assurance, however, that such premium will be maintained. The information contained in the chart below reflects the two-for-one stock split effective January 30, 1998.

                                                                                 PREMIUM OF    PREMIUM OF
                                                                                 HIGH SALES     LOW SALES
                                                    CLOSING                       PRICE TO      PRICE TO
                                                   SALE PRICE       NET ASSET        NET           NET
                                                   ----------       VALUE PER    ASSET VALUE   ASSET VALUE   DIVIDEND
                                                 HIGH      LOW     SHARE(1)(2)     (%)(2)        (%)(2)      DECLARED
                                               --------  --------  -----------   -----------   -----------   --------
1995
  First Quarter (beginning February 6,
    1995)....................................  $ 5  13/16 $5 3/8     $ 4.01           45%           34%        $.07
  Second Quarter.............................    6  7/8    5 9/16      4.11           68            36          .13
  Third Quarter..............................    9  3/8    6 5/8       4.72           99            41          .12
  Fourth Quarter.............................   10         8 3/8       4.81          108            74          .13
1996
  First Quarter..............................   11  7/8    9 5/16      5.14          131            81          .12
  Second Quarter.............................   14  3/4   11 5/8       6.68          119            74          .13
  Third Quarter..............................   15  1/8   11 1/2       6.35          138            81          .16
  Fourth Quarter.............................   19  3/16  15 1/8       6.43          199           135          .18
1997
  First Quarter..............................   21  1/8   17 3/8       8.69          143           100          .20
  Second Quarter.............................   20        13 31/32     8.91          124            59          .21
  Third Quarter..............................   26  1/16  17           9.13          185            86          .24
  Fourth Quarter.............................   27  7/8   21 1/4       9.07          207           134          .43(3)

---------------

(1) Net Asset Value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sale price. Historically, the Company's net assets have been highest at the end of the quarter. The net asset values shown are based on outstanding shares at the end of each period.
(2) Except for the information for the third and fourth quarters of 1996 and the four quarters of 1997, the above table does not reflect the acquisition of Harris Williams in August 1996 for 1,796,908 shares of Common Stock in a transaction accounted for as a pooling-of-interests. If Net Asset Value had been calculated for periods prior to the acquisition to include the shares issued in the acquisition, the Net Asset Value per share for each of the quarters since the first quarter of 1995 and through the second quarter of 1996 would have been $3.65, $3.74, $4.37, $4.42, $4.76, and $6.28, respectively.
(3) Includes $.18 per share annual capital gain dividend declared in December 1997.

                                 CAPITALIZATION

     The following table sets forth (i) the actual capitalization of the Company at December 31, 1997, and (ii) the capitalization of the Company at December 31, 1997, as adjusted to reflect the effects of the sale of the Common Stock offered hereby and the application of the net proceeds as set forth under "Use of Proceeds."

                                                                  DECEMBER 31, 1997
                                                              --------------------------
                                                               ACTUAL     AS ADJUSTED(1)
                                                              --------    --------------
                                                                (DOLLARS IN THOUSANDS)
Debentures payable to Small Business Administration.........  $ 90,000       $ 90,000
Revolving credit facilities.................................   124,250            313
Shareholders' equity:
  Common stock, no par value, 50,000,000 shares authorized;
     31,093,226 issued and outstanding (37,093,226 issued
     and outstanding as adjusted)(2)........................   251,057        374,995
  Notes receivable from employees...........................      (648)          (648)
  Undistributed net realized earnings.......................    20,779         26,184
  Unrealized appreciation of investments....................    10,781         10,781
          Total shareholders' equity........................  $281,969       $405,907
                                                              --------       --------
Total capitalization........................................  $496,219       $496,219
                                                              ========       ========

---------------

(1) Reflects a public offering price of $26.25 (the last reported sale price of the Common Stock on the NYSE on February 10, 1998).
(2) Excludes an aggregate of 5,499,098 shares issuable pursuant to stock options outstanding at December 31, 1997 that vest over varying periods of time.

                            SELECTED FINANCIAL DATA

     The following tables set forth selected financial data of the Company, which should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and with the Company's Financial Statements and Notes thereto included elsewhere in this Prospectus. The selected financial data set forth below as of and for the period from inception to December 31, 1992, and as of and for each of the five years in the period ended December 31, 1997, have been derived, in part, from the financial statements of the Company which have been audited by Arthur Andersen LLP, independent public accountants, whose report for the period from inception to December 31, 1992, and each of the five years in the period ended December 31, 1997, is included elsewhere in this Prospectus.

                                               FROM
                                            INCEPTION
                                             THROUGH                           YEAR ENDED DECEMBER 31,
                                           DECEMBER 31,   -----------------------------------------------------------------
                                               1992          1993         1994         1995          1996           1997
                                           ------------   ----------   ----------   ----------    -----------    ----------
                                                            (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
STATEMENTS OF OPERATIONS DATA:
Operating income:
  Interest on investments................   $      636    $    3,515   $    7,337   $   13,452    $    24,395    $   41,297
  Loan processing and other fees.........          282           699          901        1,900          3,166         6,989
  Other income...........................           --            --           --          223            119            61
                                            ----------    ----------   ----------   ----------    -----------    ----------
        Total operating income...........          918         4,214        8,238       15,575         27,680        48,347
Operating expenses:
  Interest expense.......................          127         1,427        3,124        4,771          8,342         9,797
  Salaries and benefits..................           --            --           --        1,082          2,994         5,001
  Management fees........................          210           709        1,073           --             --            --
  Other operating expenses...............           --           166          122        1,412          1,942         3,349
  State income tax on interest...........           --           231          457          109             --            --
  Amortization expense...................            8            54          118          208            543           865
                                            ----------    ----------   ----------   ----------    -----------    ----------
        Total operating expenses.........          345         2,587        4,894        7,582         13,821        19,012
                                            ----------    ----------   ----------   ----------    -----------    ----------
Pretax income of unconsolidated
  subsidiary.............................           43           207          553          812          3,264         3,699
                                            ----------    ----------   ----------   ----------    -----------    ----------
Net operating income.....................          616         1,834        3,897        8,805         17,123        33,034
Realized gain (loss) on investments......          198          (799)        (538)       1,759          9,463        10,722
Change in unrealized appreciation
  (depreciation) of investments..........        1,813           (50)       3,356        4,693          2,580        (1,612)
Provision for income taxes...............           --            --           --       (1,020)        (4,270)         (838)
                                            ----------    ----------   ----------   ----------    -----------    ----------
Net increase in partners' capital and
  shareholders' equity resulting from
  operations.............................   $    2,627    $      985   $    6,715   $   14,237    $    24,896    $   41,306
                                            ==========    ==========   ==========   ==========    ===========    ==========
Per share:
Pretax operating income(1)...............   $      .09    $      .24   $      .42   $      .55    $       .74    $     1.04
    Net increase in partners' capital and
      shareholders' equity resulting from
      operations(1)......................          .37           .12          .64          .89           1.08          1.30
Dividends(1).............................           --            --           --          .44(2)         .59(2)       1.08(2)
Diluted weighted average shares
  outstanding(1).........................    7,096,000     8,548,000   10,444,000   15,979,000     23,110,000    31,658,000
OPERATING STATISTICS:
  Number of portfolio companies with
    loans outstanding at period end......           17            38           57           91            122           195
  Number of new portfolio companies......           17            24           25           44             48           102
  Principal amount of loans originated...   $   14,639    $   31,470   $   40,785   $  101,505    $   131,962    $  282,352
  Principal amount of loan repayments....           --         2,013        7,585       14,414         32,630        67,743
  Loan portfolio at period end...........       14,639        42,441       72,336      144,855        221,487       412,005
Net interest spread at period end(3).....          5.6%          5.8%         5.5%         5.8%           5.9%          5.6%

                                              DECEMBER 31,                          DECEMBER 31, 1997
                            -------------------------------------------------   -------------------------
                             1992      1993      1994       1995       1996      ACTUAL    AS ADJUSTED(4)
                            -------   -------   -------   --------   --------   --------   --------------
                              (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)                 (UNAUDITED)
BALANCE SHEET DATA:
  Cash and cash
     equivalents..........  $ 4,601   $ 1,633   $   137   $    195   $  4,612   $  3,025      $  3,025
  Loans...................   14,639    42,441    72,336    144,855    221,487    412,005       412,005
  Equity interests........    4,233     3,591     7,577     15,912     34,966     55,211        55,211
  Warrants................      951     4,219     7,549     11,513     15,894     24,543        24,543
  Total assets............   24,954    53,425    91,804    177,870    288,013    509,236       509,236
  Revolving credit
     facilities...........       --        --     6,389     13,200     30,858    124,250           313
  Debentures payable to
     SBA..................   10,000    34,000    51,000     73,260     90,000     90,000        90,000
  Total shareholders'
     equity...............   14,806    18,787    33,218     89,186    158,621    281,969       405,907

---------------

(1) On January 5, 1998, Sirrom announced a two-for-one stock split effective January 30, 1998. All information contained herein reflects such stock split.
(2) For the year ended December 31, 1995, includes $.13 per share in dividends declared and paid in the first quarter of 1996 related to 1995 earnings and, with respect to the year ended December 31, 1996, includes $.18 in dividends declared and paid in the first quarter of 1997 related to 1996 earnings and excludes the $.13 per share in dividends paid in the first quarter of 1996 related to 1995 earnings. For the year ended December 31, 1997, includes $.43 per share in dividends paid or to be paid in the first quarter of 1998 related to 1997 earnings and excludes the $.18 per share in dividends paid in the first quarter of 1997 related to 1996 earnings.
(3) Net interest spread represents the weighted average gross yield on the Company's interest bearing investments less the weighted average cost of borrowed funds at the end of the respective periods shown.
(4) Adjusted to reflect the sale by the Company of 5,000,000 shares of Common Stock offered hereby and the application of the estimated net proceeds therefrom. See "Use of Proceeds" and "Capitalization."

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following analysis of the financial condition and results of operations of the Company should be read in conjunction with the Selected Financial Data, the Company's Financial Statements and the Notes thereto and the other financial data included elsewhere in this Prospectus. The financial information provided below has been rounded in order to simplify its presentation. However, the ratios and percentages provided below are calculated using the detailed financial information contained in the Financial Statements and the Notes thereto and the financial data included elsewhere in this Prospectus. The financial information contained herein has been restated to reflect the operations of Harris Williams as an unconsolidated subsidiary of the Company accounted for by the equity method of accounting in conformity with the requirements of the 1940 Act.

OVERVIEW

     The following table summarizes selected financial information expressed as a percentage of total operating income and the change from year to year.

                                              % OF TOTAL OPERATING INCOME                   PERCENTAGE CHANGE
                                       -----------------------------------------    ---------------------------------
                                                YEAR ENDED DECEMBER 31,             1994     1995      1996     1997
                                       -----------------------------------------     VS       VS.      VS.       VS.
                                       1993     1994     1995     1996     1997     1993     1994      1995     1996
                                       -----    -----    -----    -----    -----    -----    -----    ------    -----
Interest on investments............     83.4%    89.1%    86.4%    88.1%    85.4%   108.7%    83.3%    81.3%     69.3%
Loan processing and other fees.....     16.6     10.9     12.2     11.4     14.4     28.9    110.9      66.6    120.7
Other income.......................      0.0      0.0      1.4      0.4      0.2       --       --    (46.6)    (48.9)
                                       -----    -----    -----    -----    -----
  Total Operating Income...........    100.0%   100.0%   100.0%   100.0%   100.0%    95.5     89.1      77.7     74.8
Interest expense...................     33.9     37.9     30.7     30.1     20.3    118.9     52.7      74.8     17.4
Salaries, benefits, and other
  operating expenses...............     20.7     14.5     16.0     17.8     17.3     36.6    108.7      98.0     69.1
State income tax on interest.......      5.5      5.6      0.7       --       --     97.8    (76.1)   (100.0)      --
Amortization expense...............      1.3      1.4      1.3      2.0      1.8    118.5     76.3     161.1     59.3
                                       -----    -----    -----    -----    -----
  Total Operating Expenses.........     61.4     59.4     48.7     49.9     39.3     89.2     54.9      82.3     37.6
Equity in pre-tax income of
  unconsolidated subsidiary........      4.9      6.7      5.2     11.8      7.6    167.1     46.8     302.0     13.3
                                       -----    -----    -----    -----    -----
  Net Operating Income.............     43.5%    47.3%    56.5%    61.9%    68.3%   112.5    125.9      94.5     93.1
                                       =====    =====    =====    =====    =====

     The following table summarizes the Company's operating results by quarter for 1995, 1996 and 1997.

                                    MARCH     JUNE    SEPT.     DEC.    MARCH     JUNE    SEPT.     DEC.    MARCH     JUNE
                                     1995     1995     1995     1995     1996     1996     1996     1996     1997     1997
                                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                                                                    (DOLLARS IN THOUSANDS)
Interest on investments...........  $2,424   $3,231   $3,375   $4,422   $4,862   $5,586   $6,389   $7,558   $8,028   $9,624
Loan processing and other fees....    541       313      706      340     921       652      797      796   1,694     1,262
Other income......................     --        --       --      223      --        62       28       29      18        12
                                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  Total Operating Income..........  2,965     3,544    4,081    4,985   5,783     6,300    7,214    8,383   9,740    10,898
Interest expense..................    999     1,170    1,192    1,410   1,790     2,051    2,138    2,362   2,142     1,818
Salaries, benefits, and other
  operating expenses..............    673       436      620      765   1,216     1,172    1,270    1,279   1,405     1,899
State income tax on interest......     52        11       --       47      --        --       --       --      --        --
Amortization expense..............     30        38       45       95     188        89      101      165     208       225
                                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  Total Operating Expenses........  1,754     1,655    1,857    2,317   3,194     3,312    3,509    3,806   3,755     3,942
Equity in pre-tax income of
  unconsolidated subsidiary.......    194         8      408      202     795       627    1,151      691     241     1,020
                                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  Net Operating Income............  $1,405   $1,897   $2,632   $2,870   $3,384   $3,615   $4,856   $5,268   $6,226   $7,976
                                    ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

                                     SEPT.     DEC.
                                     1997      1997
                                    -------   -------
                                 (DOLLARS IN THOUSANDS)
Interest on investments...........  $10,978   $12,668
Loan processing and other fees....    1,945     2,087
Other income......................       15        16
                                    -------   -------
  Total Operating Income..........   12,938    14,771
Interest expense..................    2,431     3,405
Salaries, benefits, and other
  operating expenses..............    2,166     2,880
State income tax on interest......       --        --
Amortization expense..............      204       228
                                    -------   -------
  Total Operating Expenses........    4,801     6,513
Equity in pre-tax income of
  unconsolidated subsidiary.......      915     1,522
                                    -------   -------
  Net Operating Income............  $ 9,052   $ 9,780
                                    =======   =======

     The Company's principal investment objectives are to achieve a high level of income from the collection of interest and processing and financial advisory fees and long-term growth in its shareholders' equity through the appreciation in value of equity interests in its portfolio companies. The Company's and SII's loans are typically made in the form of secured debt with relatively high fixed interest rates accompanied by warrants to purchase equity securities of the borrower. In addition to interest on investments, the Company and SII also typically collect an up-front processing fee on each loan they originate. Harris Williams typically obtains a monthly retainer fee for each transaction for which it is retained and, in addition, a success fee when the transaction is consummated.

RESULTS OF OPERATIONS

     The Company's financial performance in the Statements of Operations is comprised of four primary elements. The first is "net operating income," which is the difference between the Company's income from interest, dividends, fees and Harris Williams' pre-tax income, and its total operating expenses, including interest expense. The second element is "realized gain (loss) on investments," which is the difference between the proceeds received from the disposition of portfolio assets and their stated costs at the beginning of the period. The third element is the "change in unrealized appreciation (depreciation) of investments," which is the net change in the fair values of the Company's portfolio assets compared with their fair values at the beginning of the period or their stated costs, as appropriate. Generally, "realized gain (loss) on investments" and "change in unrealized appreciation (depreciation) of investments" are inversely related in that when an appreciated asset is sold to realize a gain, a decrease in unrealized appreciation occurs since the gain associated with the asset is transferred from the "unrealized" category to the "realized" category. Conversely, when a loss is realized on a depreciated portfolio asset, the reclassification of the loss from "unrealized" to "realized" causes an increase in unrealized appreciation and an increase in realized loss. The fourth element is "provision for income taxes," which primarily consists of taxes owed on retained capital gains, excise taxes on undistributed earnings and taxes on the pre-tax income of Harris Williams.

  Fiscal Years Ended December 31, 1997, 1996 and 1995

     Net Operating Income. During the fiscal year ended December 31, 1997, the Company earned interest on investments of $41.3 million, a 69.3% increase over the $24.4 million earned in 1996, which in turn was an 80.7% increase over the $13.5 million earned in 1995. In addition to interest on investments, the Company also collects an up-front processing fee for each loan it originates. During fiscal 1997, the Company collected $7.0 million in processing and other fees, a 118.7% increase over the $3.2 million collected in 1996, which in turn was a 68.4% increase over the $1.9 million collected in 1995. These increases in interest income and processing and other fees are a result of increases in the dollar amount of loans outstanding and originated during the applicable periods. The Company's loan portfolio increased to $412.0 million at December 31, 1997, an increase of 86.0% over the $221.5 million at December 31, 1996, which in turn was an increase of 52.9% from $144.9 million at December 31, 1995. The $282.4 million of loans originated during fiscal 1997 was a 113.9% increase over the $132.0 million of loans originated during fiscal 1996, which in turn was a 30.0% increase over the $101.5 million of loans originated in 1995. In addition, the weighted average interest rate charged on the loan portfolio at December 31, 1997 was 13.3%, as compared to 13.2% and 12.8% at December 31, 1996 and 1995, respectively. The Company also earned income from miscellaneous sources in an amount equal to $61,000 in 1997, $119,000 in 1996 and $223,000 in 1995,
primarily from interest paid on loans to employees made in connection with purchases of common stock of the Company.

     The Company's interest expense increased to $9.8 million in 1997, an 18.1% increase over the $8.3 million in 1996, which in turn was a 72.9% increase over the $4.8 million paid in 1995. The increase in interest expense from 1995 to 1997 was primarily attributable to increased borrowings from the SBA and under the Company's two revolving credit facilities. The Company's total borrowings were $214.3 million on December 31, 1997, $120.9 million on December 31, 1996 and $86.5 million on December 31, 1995.

     Overhead, amortization of borrowing costs and state taxes totaled $9.2 million in fiscal 1997, a 67.3% increase over the $5.5 million of such expenses in fiscal 1996, which in turn was a 96.4% increase over the $2.8 million of such expenses in 1995. These increases can be largely attributed to the increase in the number of employees from nine in January 1995 to 44 in December 1997, several expansions of the Company's Nashville office space between 1995 and 1997, opening and expanding the Company's San Francisco office in 1997 and opening the Company's Stamford office in 1997. In addition, in 1996, the Company changed its practice of expensing bonuses when paid in the first quarter of each year to accruing for bonuses currently. As a result, this bonus accrual increased operating expenses by approximately $1.0 million in 1996, representing 35.7% of the 96.4% increase in expenses from 1995 to 1996. Although the dollar amount of these expenses increased over the three-year period, overhead expenses as a percentage of ending assets were relatively constant at 1.6%, 1.7% and 1.4% for fiscal 1997, 1996 and 1995, respectively.

     During 1997, Harris Williams had revenues of $9.9 million, a 47.8% increase over the $6.7 million in fiscal 1996, which in turn was a 157.7% increase over the $2.7 million in revenues in 1995. During 1997, Harris Williams had pre-tax income of $3.7 million, a 15.6% increase over the $3.3 million in pre-tax income in 1996, which in turn was a 294.1% increase over the $812,000 in pre-tax income in 1995. These increases were due to an increase in the number of transactions in which Harris Williams provided advisory services. Harris Williams provided advisory services on 15 transactions that closed during 1997, a 7.7% increase over the 13 transactions closed in 1996, which in turn was a 44.4% increase over the nine transactions that closed during 1995. Pre-tax income grew more slowly than revenues in 1997 due mainly to an increase in the number of investment banking professionals from 13 to 21 from December 31, 1996 to December 31, 1997, and increased compensation expense resulting from increased competition for investment banking professionals. Income taxes of $825,000 and $207,000 were accrued on Harris Williams' pre-tax income in 1997 and 1996, respectively. No taxes were accrued on Harris Williams' pre-tax income in 1995, as Harris Williams was a partnership at that time.

     Realized Gain (Loss) on Investments. The Company's net realized gain on investments was $10.7 million during the year ended December 31, 1997, largely resulting from gains of $24.3 million on equity positions in Premiere Technologies, Inc., Radiant Systems, Inc., Innotech, Inc., Horizon Medical Products, Inc., Argenbright Ltd., Global Finance and Leasing, Inc., Virtual Resources, Inc., Radio Systems Corporation, Educational Medical, Inc., Compass Plastics and Technologies, Inc., Encore Medical Corporation, Factory Card Outlet Corp., Vista Information Solutions, Inc. and Virginia Gas Company, offset by losses of $13.6 million on loans to or equity interests in Eastern Food Group, LLC, Gold Medal Products, Inc., Ashe Industries, Inc., Golf Video, Inc., Tower Environmental Services, Inc., Studley Products Corp., Assured Power, Inc., Golf Corporation of America, Inc., SWS3, Inc., and Scandia Technologies, Inc. The Company's net realized gain on investments was $9.5 million during 1996 primarily resulting from gains of $12.3 million on equity positions in American Remedial Technologies, Inc., Premiere Technologies, Inc., Hoveround Corporation, Educational Medical, Inc., Orchid Manufacturing Group, Inc., and Consumer Credit Associates Inc. offset by losses of $2.8 million on loans to Medical Associates of America, Inc. and Cougar Power Products, Inc., on an equity position in Eastern Food Group L.L.C., and on the collateral securing a loan to Alpha West Partners I, L.P. The Company's net realized gain on investments was $1.8 million during 1995, primarily resulting from gains of $3.9 million on the sale of equity positions in American Retirement Corporation, BiTec Southeast, Inc., Central Tennessee Broadcasting, Inc., Patton Management Corporation, PMT Services, Inc., Termnet Merchant Services, Inc., Truckload Management, Inc., One Stop Acquisitions, Inc. and Republic Auto Parts, Inc., which were largely offset by a $515,000 loss on Medical Associates of America, Inc. equity positions and a $1.5 million loss on a loan to Quality Care Networks, Inc. Management does not attempt to maintain a comparable level of realized gains from year to year, but instead attempts to maximize total investment portfolio appreciation.

     Change in Unrealized Appreciation (Depreciation) of Investments. For the year ended December 31, 1997 the company recorded a net increase in unrealized depreciation of $1.6 million and for the years ended December 31, 1996 and 1995, the Company recorded net increases in unrealized appreciation of investments of $2.6 million and $4.7 million, respectively. These changes are the result of the Company's quarterly revaluation of its portfolio in accordance with its valuation policy to reflect the fair value of each of its portfolio assets.

     Provision for Income Taxes. Beginning in February 1995, the Company elected to be taxed as a RIC under Subchapter M of the Code. If the Company, as a RIC, satisfies certain requirements relating to the source of its income, the diversification of its assets and the distribution of its net income, the Company is generally taxed as a pass through entity that acts as a partial conduit of income to its shareholders. In order to maintain its RIC status, the Company must, in general: derive at least 90% of its gross income from dividends, interest and gains from the sale or disposition of securities; meet investment diversification requirements defined by the Code; and distribute to shareholders at least 90% of its net income (other than long-term capital gains). The Company presently intends to meet the RIC qualifications in 1998. However, no assurance can be given that the Company will continue to elect or qualify for such treatment after 1998.

     During 1997, the Company paid dividends of $24.4 million compared to the $11.6 million paid in 1996 and $5.2 million paid in 1995. Of these dividends, $16.9 million, $11.2 million and $4.0 million were derived from net operating income for 1997, 1996 and 1995, respectively, and $7.5 million, $406,000 and $1.2 million were derived from realized capital gains for 1997, 1996 and 1995, respectively. The Company also elected to designate $10.6 million and $2.1 million of the undistributed realized capital gains as a "deemed" distribution to shareholders of record as of the end of 1996 and 1995, respectively. Accordingly, $6.9 million and $1.4 million, for 1996 and 1995 respectively, net of taxes of $3.7 million and $737,000, respectively, of this "deemed" distribution has been retained and reclassified from undistributed net realized earnings to Common Stock. For the year ended December 31, 1997, the Company modified its dividend policy with respect to its long-term capital gains. The Company now intends to distribute to shareholders all long-term capital gains and did so for the year ended December 31, 1997. As a result no "deemed" distribution was designated and no related tax was due in fiscal 1997.

     For the years ended December 31, 1997, 1996 and 1995 the Statements of Operations include a provision for state income taxes on interest totaling $0, $0 and $109,000, respectively. For the years ended December 31, 1997, 1996 and 1995, the Company also provided for federal income tax at a 35% rate on undistributed long-term capital gains and excise tax at a 4% rate on undistributed taxable net investment income and undistributed realized long-term capital gains and provided for federal and state income taxes on Harris Williams' pre-tax income. These tax provisions totaled $838,000, $4.3 million and $1.0 million for the years ended December 31, 1997, 1996 and 1995, respectively.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

     At December 31, 1997, the Company had $3.0 million in cash and cash equivalents of which $2.1 million was pledged as collateral under certain hedging agreements. At December 31, 1997, the Company's investment portfolio included investments in stocks and warrants of publicly-traded companies that had an ascertainable market value and were being carried at a fair value of approximately $13.4 million and represent an additional source of liquidity. However, the Company's ability to realize such values on a short-term basis is limited by market conditions and various securities law restrictions.

     Traditionally, the Company's principal sources of capital to fund its portfolio growth have been borrowings through the SBA-sponsored SBIC debenture program, sales of the Company's equity securities, both privately and publicly, and funds borrowed from banking institutions. In February 1995, the Company consummated its initial public offering and has completed three additional public offerings since that time which have generated net proceeds of $216.9 million in the aggregate. The Company has used the proceeds of these offerings to temporarily repay debt and to originate new loans.

     At December 31, 1997, total SBA borrowings were $90.0 million, the previous maximum amount of SBA loans available to an SBIC. During the latter part of 1997, Congress increased the maximum amount of funding available to an SBIC by indexing the $90.0 million cap to inflation. Presently, the maximum amount of funding available to an SBIC from the SBA is $101.0 million. Each borrowing from the SBA has a term of ten years, is secured by the assets of SII, is guaranteed by the Company and can be prepaid without penalty after five years. The average interest rate on these borrowings was 7.02% as of December 31, 1997, and none of these borrowings mature prior to 2002.

     As of December 31, 1997, SII had $61.5 million outstanding under its $125.0 million Revolving Credit Facility with First Union National Bank and a syndicate of other banks, which is secured by a lien on all of SII's assets and a pledge of SII's stock and guaranteed by the Company, which includes a $75.0 million increase in its Revolving Credit Facility consummated in October 1997 that added seven additional banks to the syndicate. In order to manage the interest rate risk associated with the variable interest rate provided for under the Revolving Credit Facility, SII has entered into various hedging arrangements. The Revolving Credit Facility matures on May 31, 2000. The Revolving Credit Facility requires that SII obtain the lenders' consent prior to, among other things, encumbering its assets, merging or consolidating with another entity and making investments other than those permitted by the SBA. In addition, the Revolving Credit Facility provides that the repayment of any amounts outstanding can be accelerated if either George M. Miller, II, or David
M. Resha ceases to be employed by the Company.

     To support the Company's future loan origination activities outside of SII, the Company has also established the $100.0 million ING Credit Facility. SFC, a wholly-owned special purpose, bankruptcy remote subsidiary of the Company, is the borrower under the ING Credit Facility. SFC purchases loans originated by the Company and the related warrants and uses these loans and warrants as collateral to secure borrowings from ING. SFC is generally able to borrow up to 70% of the principal amount of conforming loans collateralizing the ING Credit Facility. As of January 3, 1997, the Company made an initial capital contribution to SFC of approximately $25.0 million of loans, which served as initial collateral for the ING Credit Facility. At December 31, 1997, $62.8 million was outstanding under the ING Credit Facility and $93.2 million and $96.5 million of loans and warrants at cost and fair value, respectively, had been contributed to or sold to SFC by the Company and were collateralizing the ING Credit Facility. In order to manage interest rate risk associated with the variable interest rate provided for under the ING Credit Facility the Company has entered into various hedging arrangements. The Company may borrow under the ING Credit Facility until December 31, 2001, and it expires on January 5, 2007. The ING Credit Facility is not guaranteed by the Company. However, certain actions by the Company can trigger an event of default under the ING Credit Facility, which will result in termination of further funding and the application of the collateral pledged for repayment of the amounts outstanding thereunder. In addition, the ING Credit Facility provides that an event of default is triggered if any two of George M. Miller, II, David M. Resha and Carl
W. Stratton are no longer employed by the Company.

     The Company believes that the proceeds from this Offering, anticipated borrowings under the Revolving Credit Facility and the ING Credit Facility, together with cash on hand, loan repayments and cash flow from operations (after distributions to shareholders), will be adequate to fund the continuing growth of the Company's investment portfolio through the second quarter of 1998. In order to provide the funds necessary for the Company to continue its growth strategy beyond that period, the Company expects to incur, from time to time, additional short and long-term borrowings from other sources, and to issue, in public or private transactions, its equity and debt securities. The availability and terms of any such borrowings will depend upon interest rate, market and other conditions. There can be no assurances that such additional funding will be available on terms acceptable to the Company.

YEAR 2000

     The Company has reviewed the Year 2000 issue and has identified three primary areas in which it could be affected. First, the Company utilizes two primary software programs, one of which tracks its investment portfolio and one of which provides accounting functions. Both software vendors have indicated to the Company that their programs are Year 2000 compatible. Therefore, the Company believes that it has no material exposure in this area. Second, the Company utilizes standard cash management software provided by its commercial banks. The Company is unaware of any potential exposure related to this software and believes the possibility is remote that a major commercial bank would leave any such problems unresolved. However, the Company intends to analyze this area in further detail in 1998. Third, the Company has begun an investigation of the impact of the Year 2000 on its portfolio companies. This investigation is not yet complete, and thus the Company cannot yet state with certainty that it does not have exposure in this area. However, given the size and age of its portfolio companies and the service-based industries in which they primarily operate, the Company anticipates that few of its portfolio companies will face any material issues regarding the Year 2000.

                                    BUSINESS

     Sirrom is a specialty finance company that primarily makes loans to small businesses. The Company believes the market for small commercial loans is underserved by traditional lending sources and that competitors generally are burdened with an overhead and administrative structure that hinders them from competing most effectively in this market. The Company, which was founded in May 1992 and is based in Nashville, Tennessee, has experienced significant growth in both the size and diversity of its loan portfolio. At December 31, 1997, the Company had loans outstanding with a fair value of $412.0 million to 195 companies in a variety of industries located in 29 states, Washington, D.C., and Canada. The fair values of the Company's loan portfolio balances at December 31, 1994, 1995 and 1996 were $72.3 million, $144.9 million and $221.5 million, respectively. The average rate of interest on the Company's loan portfolio at December 31, 1997 was 13.3%. The Company's strategic objective is to provide financial and various other services to small and medium sized growth businesses. The Company traditionally has focused and will continue to focus on making loans with equity features to borrowers that the Company believes have certain characteristics, including the potential for significant growth, adequate collateral coverage, experienced management teams with a significant ownership interest in the borrower, sophisticated outside equity investors and profitable operations. To develop new lending opportunities, the Company markets to an extensive referral network comprised of venture capitalists, investment bankers, attorneys, accountants, commercial bankers and business brokers.

     Generally, the Company's investments are structured as loans that initially range from $500,000 to $5.0 million in size and are evidenced by debt securities that are accompanied by warrants to acquire equity securities of the borrower. These warrants usually have a nominal exercise price ($.01 per share). Typically, the loans are collateralized by a security interest in assets of the borrower and are generally senior to the investments of sophisticated equity investors. The personal guaranty of the major shareholder of the borrower or other collateral may also be required. The debt securities issued to evidence the Company's loans generally carry a fixed rate of interest and have a maturity of five years from their respective dates of issuance. In most cases, the loans are structured to require the payment of interest only on a monthly basis, with a single payment of principal at maturity. The Company typically charges borrowers a processing fee of approximately 2.0% to 2.5% of the amount of each loan. Unlike most lenders, the Company does not impose prepayment penalties on borrowers that repay loans prior to maturity. Instead, the Company's warrants typically contain a "ratchet" provision that increases the Company's equity position, by one to three percentage points per year, until repayment of the loan in full. Although the Company's loans provide for a five year maturity, the warrant "ratchet" may have the effect of encouraging borrowers to repay loans as soon as possible. The Company benefits from such repayments, because of the direct relationship that exists between the Company's ability to generate asset turnover (i.e., redeployment of capital) and return on equity to shareholders.

     The Company has broadened its geographic market nationwide with offices presently located in Nashville, Tennessee, San Francisco, California, and Stamford, Connecticut. In addition, the Company has entered into a joint venture agreement to make secured loans with warrants to small private companies located in Canada on a joint basis with The Toronto-Dominion Bank ("TD"). The Company has recently increased its commitment to make up to $100.0 million (in Canadian dollars) of loans to Canadian companies, which has been matched by a $150.0 million (in Canadian dollars) commitment from TD. The parties have created a Canadian corporation, SCC Canada Inc. ("SCC Canada"), 60% of which is owned by TD and 40% of which is owned by the Company. SCC Canada, which is located in Toronto, Canada, serves as the originator and servicer of loans. In its capacity as originator, SCC Canada identifies potential loan investments and collects a processing fee when the loan is funded. SCC Canada also services each loan and collects a servicing fee from TD and the Company. SCC Canada does not have the ability to contractually obligate the Company or TD and does not fund the loans with its own capital. The loans themselves are funded directly to the borrowers from TD and the Company, and the Company and TD individually approve their respective loans to each borrower identified by SCC Canada. SCC Canada targets borrowers that have characteristics similar to the Company's U.S. borrowers. During the first quarter of 1998, the Company intends to request an exemptive order from the Commission that would permit the Company to transfer during the second quarter of 1998 its Canadian assets to a wholly-owned subsidiary that will be registered as an investment company under the 1940 Act and will either elect RIC status under the Code or be established as a single member LLC. This transfer will allow the Company to establish a separate Canadian denominated credit facility to leverage these investments, partially hedge its exchange rate risk and provide funding for additional Canadian loans.

     The Company has also begun to diversify its operations by making debt and preferred stock investments in public companies under the name Tandem Capital, Inc. The target market for this product is micro-cap companies with revenues typically ranging from $20.0 million to $100.0 million. The typical investment ranges from $3.0 million to $10.0 million, is structured to provide a current yield, as well as an equity component (i.e., loan with warrants, convertible debt, or convertible preferred stock) and will typically be unsecured or subordinate to existing lenders. The Company has marketed this product through its existing referral network and presently markets these investments under the name Tandem, but the Company funds such investments from Sirrom. During the first quarter of 1998, the Company intends to request an exemptive order from the Commission that would permit the Company to transfer these investments during the second quarter of 1998 to a wholly-owned subsidiary, named Tandem Capital, LLC, which will be registered as an investment company under the 1940 Act. This transfer will offer the Company the flexibility to establish a separate credit facility to leverage these investments.

     In order to broaden the range of services it offers to businesses in its target market, the Company acquired Harris Williams, a merger and acquisition advisory firm located in Richmond, Virginia, in August 1996. Harris Williams provides advisory services with respect to small and medium-sized companies throughout the United States that are similar in size to Sirrom's portfolio companies. Sirrom's management believes that the acquisition of Harris Williams provides the Company with an opportunity to obtain significant fee income and cross-sell services between the two companies.

     The Company intends to continue to diversify its operations by acquiring an asset-based lender. The Company presently identifies numerous asset-based lending opportunities through its extensive referral network and believes the addition of this business line will complement its core business line. The Company is in the process of identifying an appropriate acquisition candidate and presently intends to consummate an acquisition in the first or second quarter of 1998.

SELECTION OF LOAN AND INVESTMENT OPPORTUNITIES

     Since inception, the Company has identified certain common characteristics of borrowers that it believes will create a superior small business portfolio. Although the criteria listed below may not be applied in every instance and their importance may vary depending on the relevant circumstances, these criteria generally are applied in the Company's investment decisions.

     Growth. The potential borrower typically must have an annual projected growth rate of at least 20%. Anticipated growth is a key factor in determining the potential value of warrants in the Company's equity portfolio.

     Liquidation Value of Assets. While the Company, in its core business, does not market itself as an asset-based lender, the liquidation value of assets securing the loans is an important component in the credit decision. Valuations include both hard assets (accounts receivable, inventory and property, plant and equipment), as well as intangibles, such as customer lists, networks, databases and recurring revenue streams.

     Sophisticated Equity Shareholders. Many of the borrowers in the Company's portfolio have sophisticated equity investors whose equity position is subordinate to the debt securities of the Company. These investors allow the Company to maximize its resources by enhancing the due diligence process and financial sophistication of the borrower, and by providing increased controls and a source of potential additional follow-on capital. The interest and support of sophisticated equity investors tends to increase the Company's confidence in the borrower, its management team and the potential long-term value of the borrower's business.

     Experienced Management Teams. The Company seeks to identify potential borrowers that have management teams that are experienced, have a significant ownership interest in the borrower and include a chief executive officer and chief financial officer who demonstrate the ability to accomplish the objectives set forth in the borrower's business plan.

     Profitable Operations. The Company focuses on portfolio companies that have positive earnings from operations (before interest, depreciation and amortization). The Company does not typically lend to start-up companies.

     Exit Strategy. Prior to making an investment, the Company analyzes the potential for the borrower to repay its loan and to experience a liquidity event that would allow the Company to realize value for its equity position. Liquidity events include, without limitation, an initial public offering, a sale of the borrower or a repurchase by the borrower of the Company's equity position from cash flows or a refinancing by a bank or asset-based lender.

LOAN REPAYMENT; VALUATION AND REALIZATION OF EQUITY INVESTMENTS

     The Company's investments in small businesses are made with the intent of having the loans repaid within five years and liquidating the equity portion of the investments for cash within five to ten years. If an investment is successful, not only will the loan made by the Company have been repaid with interest, but the Company may be in a position to realize a gain on the equity security obtained in connection with the loan. Although the Company expects to dispose of an investment after a certain time, situations may arise in which it may hold equity securities for a longer period. From the Company's inception through December 31, 1997, $599.3 million of loans have been originated and $125.2 million, or 20.9%, have been repaid.

     Each loan the Company makes generally has a related five-year warrant to buy common stock of the borrower. These warrants are exercisable at a nominal price (usually $.01 per share) and typically represent 3% to 15% of a borrower's fully diluted common stock. The warrants are generally structured to provide both registration rights that entitle the Company to sell the equity securities of the borrower in a public offering and a put option that requires the borrower to repurchase the warrant after five years at the fair market value of the shares issuable. As of December 31, 1997, the Company had stock positions in 13 publicly traded companies that had a fair market value of $13.4 million on that date. In accordance with the Company's valuation policy, the securities were carried at a fair value of $10.5 million at December 31, 1997. In addition, at that date, the Company owned common stock and preferred stock investments in approximately 25 non-public companies and owned non-traded equity interests in 7 public companies with a fair value of $44.7 million. The Company has also converted numerous equity positions to cash since inception with gains approximating $42.1 million. At December 31, 1997, the Company held warrant positions in 16 public companies that it carried on its books at a fair value of $2.8 million and warrants in approximately 180 private companies that it carried at a fair value of $21.7 million. The fair value of the Company's loans and investments is determined in good faith by the Board of Directors in accordance with the Company's valuation policy. For a discussion of the Company's valuation policy see "Summary of Significant Accounting Policies" in the Notes to Financial Statements included elsewhere in this Prospectus.

TEMPORARY INVESTMENTS

     Pending investment in the types of securities described above, the Company will invest its otherwise uninvested cash in (i) federal government or agency issued or guaranteed securities that mature in 15 months or less; (ii) repurchase agreements with banks whose deposits are insured by the Federal Deposit Insurance Corporation (the "FDIC") (an "insured bank"), with maturities of seven days or less, the underlying instruments of which are securities issued or guaranteed by the federal government; (iii) certificates of deposit in an insured bank with maturities of one year or less, up to the amount of the deposit insurance; (iv) deposit accounts in an insured bank subject to withdrawal restrictions of one year or less, up to the amount of deposit insurance; (v) certificates of deposit or deposit accounts in an insured bank in amounts in excess of the insured amount if the insured bank is deemed "well-capitalized" by the FDIC; or (vi) high quality debt securities maturing in one year or less from the time of investment in such high quality debt securities.

OPERATIONS

     Marketing. The Company presently has offices in Nashville, Tennessee, San Francisco, California and Stamford, Connecticut, from which its sixteen lending officers cover certain particular geographic territories.

In order to originate loans, these lending officers make use of an extensive referral network comprised of investment bankers, venture capitalists, attorneys, accountants, commercial bankers and business brokers. A lending officer typically receives between ten and twenty informational packages per month from these sources. On average, each lending officer closes one new loan per month.

     Loan Approval Process. The Company's lending officers review informational packages in order to identify potential borrowers. After identifying applicants that meet the Company's investment criteria, the loan officer, in conjunction with his or her Regional Manager, selects applicants that merit additional consideration. See "-- Selection of Loan and Investment Opportunities." The lending officer then conducts a more thorough investigation and analysis ("due diligence") of the applicant. The due diligence process usually includes on-site visits, review of historical and prospective financial information, interviews with management, employees, customers and vendors of the applicant, background checks and research on the applicant's product, service or particular industry.

     Upon the completion of due diligence, the lending officer completes a standard borrower profile that summarizes the borrower's historical financial statements, its industry and management team, and its conformity to the Company's investment criteria. The lending officer then presents the profile, along with his due diligence findings, to his or her Regional Manager who has the authority to approve loans and investments aggregating up to $2.0 million, which are then ratified by a Loan Approval Committee presently comprised of David M. Resha, Donald F. Barrickman, Carl W. Stratton, David M. Traversi, John
S. Scott and Kathy Harris. Loans and investments aggregating between $2.0 million and $3.0 million must be approved by the Regional Manager and David M. Resha and ratified by the Loan Approval Committee. Loans and investments aggregating in excess of $3.0 million must be approved, in advance, by the Loan Approval Committee. Additional due diligence is conducted by the Company's attorneys prior to funding the loan.

     Loan Grading. In 1994, the Company implemented a system by which it graded all loans on a scale of 1 to 6. The system was intended to reflect the performance of the borrower's business, as well as the collateral coverage of the loan and other factors considered relevant. During late 1995, the system was refined to reflect management's additional experience in monitoring its growing loan portfolio. Each loan is evaluated by the respective lending officer and the Chief Operating Officer based on the financial performance of the borrower and other borrower-specific risk factors that may include management quality, capitalization, collateral coverage, value of intangible assets and availability of working capital. All new loans are assigned a grade 3 for a period of six months in the absence of an extraordinary event during that period. After the initial six months, loans are assigned a grade of 1 to 6. Thereafter, all loans are reviewed and graded on at least a quarterly basis. To monitor and manage the risk in the overall portfolio, management tracks the weighted average portfolio grade. The weighted average grade was 3.04 and 3.10 at December 31, 1997 and 1996, respectively. The Company believes that weighted average grades between
2.75 and 3.25 represent the current normal range for the portfolio.

     Management believes that loans with a grade 1 involve the least amount of risk in the Company's portfolio, as the borrower is performing well above expectations financially, and other risk factors are clearly favorable. Management believes that loans with a grade 2 involve low risk relative to other loans in the Company's portfolio, as the borrower is performing above expectations financially and the majority of risk factors are favorable. Management believes that loans with a grade 3 involve an acceptable risk, as the borrower is performing as expected financially and the other risk factors are generally favorable.

     Management believes that loans with a grade 4, while still involving an acceptable level of risk, require additional attention from the lender. A loan with a grade 4 typically involves a borrower that is performing marginally below expectations, and the existence of short term trends or negative events that have created some concern. However, other risk factors are favorable. Loans in this category require a proactive action plan to be executed by the borrower's management and monitored by the lender. A grade 4 is considered to be a temporary rating (generally no longer than six months) that will result in either an upgrade or downgrade. The loan is serviced either by the lending officer or more often by a member of the Company's workout area. As of December 31, 1997 and 1996, the Company's portfolio consisted of 18 and 9 loans, respectively, graded 4. The aggregate principal balance of loans graded 4 at December 31, 1997 and 1996, respectively, was $49.0 million and $17.4 million, which represented 10.2% and 7.4%, respectively, of the total portfolio balance at such dates. Since late 1995 when the Company redefined the loan grading system to reflect management's additional experience in monitoring its growing portfolio, the percentage of the principal balance of loans graded 4 to the total portfolio balance has typically ranged between 10% and 15%, with an occasional decrease to as low as 7%. The Company believes the current percentage to be within the normal range of variability and expects significant variability in the future in the absolute dollar amount of loans graded 4 and in the ratio of loans graded 4 to the total portfolio balance.

     Management believes that loans with a grade 5 involve greater than an acceptable level of risk. The borrower is performing substantially below expectations financially and negative trends persist. Other risk factors are marginal and the execution of an action plan is critical to the long term viability of the borrower. The loan may be in default, and interest is probably not being accrued, but the Company's management believes the borrower's management is capable of executing a plan to return the borrower to an acceptable risk level.

     Management believes that loans with a grade 6 involve an unacceptable level of risk with substantial probability of loss. The borrower has grossly failed to perform financially over an extended period and other unacceptable risk factors exist. Rather than rely on borrower's management, the Company has decided to implement its own action plan to return the borrower to a satisfactory risk level or to liquidate the borrower or its collateral. Interest is not being accrued, and the Company has charged off or fully expects to charge off some part of the loan.

     Loans graded 5 or 6 are placed on the Company's Credit Watch Portfolio and are serviced by a member of the workout area. The workout area consists of four officers of the Company and an analyst. See "-- Delinquency and Collections" below. At December 31, 1997 and 1996, the Company had loans to 16 companies with an aggregate principal balance of $27.7 million, and 13 companies with an aggregate principal balance of $15.9 million, respectively, that were graded a 5 or 6 and that were not accruing interest, which represented 6.5% and 6.8%, respectively, of the total portfolio balance. The Company believes that the current normal range for loans graded 5 and 6 is 6% to 10% of the total portfolio balance. Given the nature of the Company's portfolio, the Company expects some variability in the absolute dollar amount of loans graded 5 and 6 and in the ratio of loans graded 5 and 6 to the total portfolio balance.

     Loan Portfolio. During the year ended December 31, 1997, the Company originated loans to 150 companies, including 102 new borrowers, in the aggregate principal amount of approximately $282.4 million, in various industries. During the same period, the Company realized $23.5 million in net equity gains and realized approximately $12.8 million in loan and other losses. The following table sets forth the amount of the Company's loans originated and repaid for the periods indicated, as well as realized gains and realized losses.

                                         FROM
                                      INCEPTION
                                       THROUGH                   YEAR ENDED DECEMBER 31,
                                     DECEMBER 31,   --------------------------------------------------
                                         1992        1993      1994       1995       1996       1997
                                     ------------   -------   -------   --------   --------   --------
                                                                  (DOLLARS IN THOUSANDS)
Loans originated...................    $14,639      $31,470   $40,785   $101,505   $131,962   $282,352
Loans repaid.......................          0        2,013     7,585     14,414     32,630     67,743
Loans converted to equity (net)....          0          500     2,450      3,806      8,698      7,076(1)
Realized losses on loans and other
  investments......................          0        1,155     1,155      1,500      2,048     12,771
Net realized gains on equity
  investments......................        198          355       617      3,220     11,511     23,493

---------------

(1) Loans converted to equity in 1997 includes $2.1 million of loans converted into publicly traded securities upon the sale of two portfolio companies to public companies.

     The table below sets forth, as of December 31, 1997, the 29 states and other locations in which the Company's borrowers maintain their principal place of business, the number of borrowers and the percent of total loan principal balance outstanding to borrowers located in such states.

                                                                % OF TOTAL
                                                              LOAN PRINCIPAL    NUMBER
                                                                 BALANCE          OF
STATE                                                          OUTSTANDING     BORROWERS
-----                                                         --------------   ---------
Alabama.....................................................        1.1%            3
California..................................................       11.0            20
Colorado....................................................        1.8             3
Connecticut.................................................        1.6             3
Florida.....................................................       14.4            21
Georgia.....................................................       11.0            19
Illinois....................................................        3.7             8
Indiana.....................................................        0.7             2
Kentucky....................................................        4.0             8
Maryland....................................................        1.8             3
Massachusetts...............................................        2.0             4
Michigan....................................................        1.2             2
Minnesota...................................................        0.8             2
North Carolina..............................................        5.9            13
New Jersey..................................................        1.6             4
Ohio........................................................        2.8             6
Pennsylvania................................................        3.7             5
Tennessee...................................................        8.4            13
Texas.......................................................       10.4            20
Virginia....................................................        2.5             7
Wisconsin...................................................        1.2             2
*Other states(8)............................................        8.4            27
                                                                  -----           ---
          Total.............................................      100.0%          195
                                                                  =====           ===

---------------

* The other states in which the Company has only a single borrower are Hawaii, Iowa, Maine, Missouri, New Mexico, New York, Oklahoma and South Carolina. The Company also has 3 borrowers in Washington, D.C. and 16 borrowers in Canada representing 2.0% and 3.4%, respectively, of the total loan principal balance outstanding.

DELINQUENCY AND COLLECTIONS

     When a borrower fails to make a required payment by the tenth of the month, it is notified by telephone by the Company's Controller who discusses with the borrower the expected timing of the payment. If the payment is delinquent more than 30 days, the Chief Operating Officer and responsible lending officer jointly determine an appropriate course of action on the account, which could include transferring responsibility for the loan to the Company's workout area. When a loan reaches 60 days past due, the Company normally discontinues accruing interest, and all loans over 60 days past due become the responsibility of the Company's workout area. Management determines the most appropriate course of action given the particular circumstances with respect to protecting its interest in a defaulted loan, which may involve, among other things, the sale of the borrower or foreclosure proceedings.

     At December 31, 1997, the Company had loans to 16 companies with an aggregate principal balance of $27.7 million that were graded a 5 or 6 and that were not accruing interest. Based on the particular circumstances involved, the Board of Directors estimated the aggregate fair value of these loans to be $17.1 million, and therefore provided for unrealized depreciation from original cost of $10.1 million on these loans after accounting for the original issue discount on these loans of $0.5 million.

CUSTODIAL SERVICES

     Pursuant to a Custodial Services Agreement, First American National Bank (Trust Department) acts as the custodian of all the Company's and SII's portfolio assets in accordance with the 1940 Act and, with respect to SII's portfolio assets, in accordance with SBA Regulations.

MERGER AND ACQUISITION ADVISORY SERVICES

     In August 1996, the Company acquired Harris Williams. Harris Williams is a merger and acquisition advisory firm that currently focuses exclusively on providing advisory services to small and medium sized companies throughout the United States that are similar in size to Sirrom's portfolio companies. Harris Williams' clients have included divisions of large companies, portfolio companies of professional investor groups, and privately owned businesses. The typical Harris Williams engagement includes a monthly retainer and a success fee contingent upon closing the transaction. The firm has consistently grown since inception with pre-tax income increasing from $207,000 for the year ended December 31, 1993 to $3.7 million for the year ended December 31, 1997 and with the number of professionals increasing from two to twenty-one at the present time. Management believes that future growth of Harris Williams is attainable by hiring additional merger and acquisition professionals, gaining additional market share and realizing the benefits of its rapidly increasing client base, which should expand as a result of its relationship with the Company. However, no assurance can be given that such growth can be achieved.

COMPETITION

     The Company's principal competitors include financial institutions, venture capital firms and other nontraditional lenders. Many of these entities have greater financial and managerial resources than the Company. The Company believes that it competes effectively with such entities primarily on the basis of the quality of its service, its reputation and the timely credit analysis and decision-making processes it follows, and to a significantly lesser degree on the interest rates, maturities and payment schedules it offers on the loans to borrowers.

EMPLOYEES

     The Company currently has 48 employees, excluding 26 employees of Harris Williams. The Company believes its relations with its employees are excellent. The Company believes that it has maintained low overhead as a percentage of its assets as a result of outsourcing job functions not directly related to the marketing, underwriting and workout of small business loans or the executive management of the Company.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT POLICIES

     The Company's investment objectives are to achieve both a high level of income from interest on loans and other fees and long-term growth in its shareholders' equity through the appreciation of the equity interests in its portfolio companies. Except for the fundamental policies described below, the Company's investment objectives may be changed by a majority vote of its Board of Directors.

     In making loans and managing its portfolio, the Company will adhere to the following fundamental policies, which may not be changed without the approval of the holders of the majority, as defined in the 1940 Act, of the Company's outstanding shares of Common Stock. The percentage restrictions set forth below, as well as those contained elsewhere in this Prospectus, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause other than an action by the Company will not require the Company to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

     1. The Company will at all times conduct its business so as to retain its status as a BDC. In order to retain that status, the Company may not acquire any assets (other than non-investment assets necessary and appropriate to its operations as a business development company) if, after giving effect to such acquisition, the value of its "Qualifying Assets" amounts to less than 70% of the value of its total assets. For a summary definition of "Qualifying Assets," see "Regulation." The Company believes that the securities it has acquired and it proposes to acquire, as well as temporary investments it makes with its idle funds, will generally be Qualifying Assets. Securities of public companies, on the other hand, are generally not Qualifying Assets unless they were acquired in a distribution, in exchange for or upon the exercise of, a right relating to securities that were Qualifying Assets.

     2. The Company, through SII, may issue the maximum amount of SBA debentures permitted by the SBIA, and the regulations promulgated thereunder (the "SBA Regulations"). At December 31, 1997, SII had borrowed $90.0 million from the SBA.

     3. The Company may borrow funds to the extent permitted by the 1940 Act. A BDC may borrow funds through the issuance of "Senior Securities" if, immediately after such issuance, the securities will have asset coverage of at least 200%. In connection with the transfer of its SBIC operations to SII and the formation of SFC, the Company obtained exemptive relief from the Commission with respect to certain provisions of the 1940 Act. Accordingly, the Company, SII and SFC may issue Senior Securities, so long as after incurring such indebtedness the Company, individually, and the Company and its subsidiaries, on a consolidated basis, meet the 200% asset coverage requirement.

     4. The Company will not concentrate its investments in any particular industry or particular group of industries. Therefore, the Company will not acquire any securities (except upon the exercise of a right related to previously acquired securities) if, as a result, 25% or more of the value of its total assets consists of securities of companies in the same industry.

     5. The Company will not (i) act as an underwriter of securities of other issuers (except to the extent that it may be deemed an "underwriter" of securities purchased by it that subsequently must be registered under the Securities Act before they may be offered or sold to the public), (ii) purchase or sell real estate or interests in real estate or real estate investment trusts (except that the Company may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments or the foreclosure of mortgages held by the Company), (iii) sell securities short, (iv) purchase securities on margin (except to the extent that it may purchase securities with borrowed money), (v) write or buy put or call options (except to the extent of warrants or conversion privileges obtained in connection with its loans, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances), (vi) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations), or
(vii) acquire the voting stock of, or invest in any securities issued by, any other investment company, except as they may be acquired as part of a merger, consolidation or acquisition of assets. At the next annual shareholders meeting, the Company intends to request shareholder approval of a change to this fundamental policy that would allow the Company to sell certain public securities short and write or buy put or call options to the extent the Company owns the underlying securities. These changes are being requested to allow the Company more flexibility in hedging its ownership of publicly traded securities.

     6. The Company may make loans and loans with equity features, as well as investments in equity securities of small business concerns. It is anticipated that substantially all of the Company's investments in small business concerns will continue to be secured loans with warrants or other equity features issued in connection therewith. The Company may also make loans as permitted under its Amended and Restated 1994 Stock Option Plan and its 1996 Incentive Stock Option Plan, as amended, as described in this Prospectus under "Management -- Employee Stock Options."

     The Company's and SII's policies with respect to the following matters are not fundamental policies and may be changed, subject to the SBIA and SBA Regulations, by the Company's Board of Directors.

     1. The Company may make loans and loans with equity features, as well as investments in equity securities of small business concerns. At December 31, 1997, 86% of the Company's total assets were invested in loans and convertible debt with related warrants, 11% in equity securities, and 3% in other assets. SII will not make loans to any single small business concern or its affiliates that exceed 20% of SII's regulatory capital. Under the SBA Regulations, without prior SBA approval, loans to any single small business concern and its affiliates may not exceed 20% of SII's regulatory capital.

     2. SII must invest funds that are not being used to make small business concern loans in investments permitted by the SBA Regulations. These permitted investments include direct obligations of, or obligations guaranteed as to principal and interest by, the United States with a term of 15 months or less and deposits maturing in one year or less issued by an institution insured by the FDIC. The percentage of SII's assets so invested will depend on, among other things, loan demand, timing of equity infusions and SBA funding and availability of funds under SII's Revolving Credit Facility.

PORTFOLIO TURNOVER

     During the year ended December 31, 1997, the Company made loans to 150 companies totaling approximately $282.3 million and received repayments (either partial or full) from 47 companies aggregating $67.7 million. During the year ended December 31, 1996, the Company made loans to 84 companies totaling approximately $132.0 million and received repayments (either partial or full) from 24 companies aggregating $32.6 million. During the year ended December 31, 1995, the Company made loans to 68 companies totaling approximately $101.5 million and received ten repayments (either partial or full) aggregating $14.4 million. During the year ended December 31, 1994, the Company made loans to 34 companies totaling approximately $40.8 million and received six repayments aggregating approximately $7.6 million. During the year ended December 31, 1993, the Company made loans to 31 companies totaling approximately $31.5 million and received three repayments aggregating $2.0 million. Since inception, the Company has originated $599.3 million in total loans and $125.2 million, or 20.9%, have been repaid. The Company cannot control changes in its portfolio of investments, as borrowers have the right to prepay loans made by the Company without penalty, and the first loans made by the Company began maturing in May 1997.

INVESTMENT ADVISOR

     The Company has no investment advisor and is advised by its executive officers under the supervision of its Board of Directors.

                              PORTFOLIO COMPANIES

     The following table sets forth certain information as of December 31, 1997, regarding each portfolio company in which the Company or SII has an equity investment. Unless otherwise noted, the only relationship between each portfolio company and the Company is the Company's investment. As an SBIC, SII is deemed to make available significant managerial assistance to its portfolio companies. For information relating to the amount and general terms of all loans to portfolio companies, see the Company's Consolidated Portfolio of Investments as of December 31, 1997 at pages F-28 to F-40 herein.

                                                                                              PERCENTAGE
NAME AND ADDRESS OF                          NATURE OF ITS          TITLE OF SECURITIES HELD   OF CLASS
PORTFOLIO COMPANY                          PRINCIPAL BUSINESS            BY THE COMPANY        HELD(1)
-------------------                        ------------------       ------------------------  ----------
Action Sports Group, LLC............  Sports Equipment              Warrant to purchase          10.0%
  375 Alabama Street, 3rd Floor                                     Common Stock
  San Francisco, CA 94110
Aero Products Corporation...........  Medical Supplies Distributor  Warrant to purchase          25.0
  700 Aero Lane                                                     Common Stock
  Sanford, FL 32771
Affinity Fund, Inc. ................  Telecommunications            Warrant to purchase           9.7
  20875 Crossroads Circle                                           Common Stock
  Suite 400
  Waukesha, WI 53186
Alignis, Inc........................  Chiropractic Network          Warrant to purchase           4.0
  1055 Lenox Park Blvd., Suite 105                                  Common Stock
  Atlanta, GA 30319
Altris Software, Inc. ..............  Software                      Preferred Stock             100.0
  9339 Carroll Park Drive                                           Warrant to purchase           3.0
  San Diego, CA 92121                                               Common Stock
American Consolidated Laboratories,
  Inc...............................  Optical Products              Warrant to purchase           9.7
  1640 North Market Dr.                                             Common Stock
  Raleigh, NC 27609                                                 Preferred Stock --           54.7
                                                                    Series A
                                                                    Common Stock                  9.2
American Corporate Literature,
  Inc. .............................  Printing/Distribution         Warrant to purchase          28.2
  811 Cowan St.                                                     Common Stock
  Nashville, TN 37207
American Network Exchange, Inc. ....  Telecommunications            Warrant to purchase           0.0
  100 W. Lucerne Circle                                             Common Stock
  Suite 100                                                         Common Stock                  0.1
  Orlando, FL 32801
American Rockwool Acquisition
  Corp..............................  Rockwool Insulation           Warrant to purchase          11.0
  Acquisition Corporation                                           Common Stock
  820 E. Nash Street
  Spring Hope, NC 27882
Amscot Holdings, Inc................  Check Cashing Service         Warrant to purchase          32.9
  8430 North Armenia Avenue                                         Common Stock
  Tampa, FL 33604
Anton Airfoods, Inc. ...............  Airport Food & Beverage       Warrant to purchase          11.0
  Main Terminal -- Washington                                       Common Stock
     National
  Washington, DC 20001

                                                                                              PERCENTAGE
NAME AND ADDRESS OF                          NATURE OF ITS          TITLE OF SECURITIES HELD   OF CLASS
PORTFOLIO COMPANY                          PRINCIPAL BUSINESS            BY THE COMPANY        HELD(1)
-------------------                        ------------------       ------------------------  ----------
Associated Response Services,
  Inc. .............................  Direct Mail                   Warrant to purchase          36.3%
  9900 Brookford Street                                             Common Stock
  Charlotte, NC 28273
Assured Power, Inc..................  Environmental                 Warrant to purchase          12.0
  4816 Sirus Lane                                                   Common Stock
  Charlotte, NC 28208
Atlantic Security Systems, Inc......  Contract Security Staffing    Warrant to purchase           9.0
  1820 Byberry Road, Box 303                                        Common Stock
  Benslem, PA 19020
Auburn International, Inc...........  Process Measurement           Warrant to purchase           5.5
  Danvers Industrial Park                                           Common Stock
  Eight Electronics Avenue
  Danvers, MA 01923
Austin Innovations, Inc.............  Electroluminescent            Warrant to purchase           3.0
  222 West Rundberg, Suite 400        Technology                    Common Stock
  Austin, TX 78758
Auto Rental Systems, Inc. ..........  Auto Leasing                  Warrant to purchase           8.0
  25 Century Blvd.                                                  Common Stock
  Suite 204
  Nashville, TN 37214
Aviation Holdings, Ltd..............  Education/Training            Warrant to purchase           3.6
  4th Floor Baine Johnson Centre                                    Common Stock
  10 Fort William Place
  St. John's, Newfoundland AIC 1K4
Avionics Systems, Inc...............  Aviation Services             Warrant to purchase          15.0
  P.O. Box 2444                                                     Common Stock
  Oakland, CA 94614
B&N Company, Inc. ..................  Software                      Warrant to purchase           4.0
  One Concourse Pkwy., Suite 770                                    Common Stock
  Atlanta, GA 30328
BankCard Services Corporation.......  Debit Card                    Warrant to purchase          32.0
  3400 McClure Ridge Rd.                                            Common Stock
  Bldg. E, Ste. B
  Duluth, GA 30136
Berger Holdings, Ltd. ..............  Roof Drainage Products        Preferred Stock              62.5
  805 Pennsylvania Blvd.                                            Warrant to purchase           4.6
  Feasterville, PA 19053                                            Common Stock
Bikers Dream, Inc. .................  Motorcycle Retail             Warrant to purchase           1.6
  1420 Village Way                                                  Common Stock
  Santa Ana, CA 92705
BiTec Southeast, Inc................  Specialty Gas                 Warrant to purchase          15.0
  8405-G Benjamin Rd.                                               Common Stock
  Tampa, FL 33634

                                                                                              PERCENTAGE
NAME AND ADDRESS OF                          NATURE OF ITS          TITLE OF SECURITIES HELD   OF CLASS
PORTFOLIO COMPANY                          PRINCIPAL BUSINESS            BY THE COMPANY        HELD(1)
-------------------                        ------------------       ------------------------  ----------
Bohdan Automation, Inc. ............  Automated Lab Equipment       Warrant to purchase           3.0%
  1500 McCormick Blvd.                                              Common Stock
  Mandelein, IL 60060
Bravo Corporation...................  Roller Blade Wheels           Common Stock                  1.2
  3731 West Warner Ave.
  Santa Ana, CA 92704
BroadNet, Inc. .....................  Technology Support --         Warrant to purchase          15.0
  121 W. Trade Street, Suite 2800     Banks                         Common Stock
  Charlotte, NC 28202
BUCA, Inc...........................  Restaurant Chain              Warrant to purchase           1.3
  1422 West Lake Street, Suite 220                                  Common Stock
  Minneapolis, MN 55408
Bug.Z, Inc. and Subsidiaries........  Pest Extermination            Warrant to purchase          12.5
  1210 N. Jefferson, Suite P                                        Common Stock
  Anaheim, CA 92807
Caldwell/VSR Inc. ..................  Contract Manufacturing        Warrant to purchase          15.9
  17151 Darwin Avenue                                               Common Stock
  Hesperia, CA 92345                                                Preferred Stock             100.0
Cardiac Control Systems, Inc. ......  Pacemaker Manufacturer        Warrant to purchase           6.5
  3 Commerce Blvd.                                                  Common Stock
  Palm Coast, FL 32164                                              Common Stock                  2.2
Cartech Holdings, Inc...............  Paint and Body Shop           Warrant to purchase          25.0
  11200 Alpharetta Hwy.                                             Common Stock
  Roswell, GA 30076
Carter Kaplan Holdings, L.L.C.......  Investment Banking            Warrant to purchase          24.0
  629 East Main Street                                              interest in LLC
  Suite 1200
  Richmond, VA 23219
Catalina Food Ingredients, Inc......  Spice/Ingredient Blending     Warrant to purchase           9.3
  206 Tower Dr.                                                     Common Stock
  Oldsmar, FL 32164
Cedaron Medical, Inc................  Equipment/Software            Warrant to purchase           4.3
  1655 Devinchy Ct.                                                 Common Stock
  Davis, CA 95616
CellCall, Inc.......................  Radio/Telephone               Common Stock                  1.4
  1720 Fortune Ct.                    Communications
  Suite 106
  Lexington, KY 40509
Century Pacific Greenhouses LTD.....  Agriculture                   Warrant to purchase           6.3
  1005-750 West Pender Street                                       Common Stock
  Vancouver, British Columbia V6C
     2T8
CF Data Corp........................  Check Verification            Warrant to purchase          20.5
  9441 LBJ Freeway                                                  Common Stock
  Dallas, TX 75243
Champion Glove Manufacturing Co.,
  Inc...............................  Sports Equipment              Warrant to purchase           6.9
  3701A South Harvard, #317                                         Common Stock
  Tulsa, OK 74135

                                                                                              PERCENTAGE
NAME AND ADDRESS OF                          NATURE OF ITS          TITLE OF SECURITIES HELD   OF CLASS
PORTFOLIO COMPANY                          PRINCIPAL BUSINESS            BY THE COMPANY        HELD(1)
-------------------                        ------------------       ------------------------  ----------
Check Into Cash, Inc................  Consumer Finance              Warrant to purchase           5.0%
  205 2nd St., N.W.                                                 Common Stock
  Cleveland, TN 37364-1015
C.J. Spirits, Inc...................  Distilled Spirits             Warrant to purchase          10.0
  2903 Pointer Place                                                Common Stock
  Seffner, FL 33584
Clearidge, Inc. ....................  Bottled Water                 Common Stock                 17.7
  2710 Landers Avenue                                               Warrant to purchase           1.3
  Nashville, TN 37211                                               Common Stock
                                                                    Preferred Stock --
                                                                    Series A                     86.0
Clinicor, Inc.......................  Clinical Trials Management    Preferred Stock              39.8
  1717 W. 6th Street, Suite 400
  Austin, TX 78703
CLS Corporation.....................  Management Services           Warrant to purchase           4.2
  4 Century Parkway                                                 Common Stock
  Suite 110
  Blue Bell, PA 19422
CMHC Systems, Inc. .................  Management Info. Systems      Warrant to purchase           4.2
  570 Metor Place                                                   Common Stock
  Dublin, OH 43017
CMP Enterprises, LLC................  Industrial Supplies           Warrant to purchase          15.2
  2265 Harrodsburg Rd., Suite 200                                   Common Stock
  Lexington, KY 40504
Colonial Investments, Inc...........  Retail                        Warrant to purchase          32.0
  4530 Harding Rd.                                                  Common Stock
  Nashville, TN 37205
Columbus Medical Holdings, LLC......  Medical                       Warrant to purchase          12.0
  12655 N. Central Expressway,        Staffing/Consulting           Common Stock
  Suite 710
  Dallas, TX 75243
Compass Plastics & Technologies,
  Inc. .............................  Injection Molding             Common Stock                  7.7
  15703 South Figueroa Street
  Gardena, CA 90248
Consumat Systems, Inc. .............  Environmental                 Warrant to purchase          25.0
  8407 Erle Rd.                                                     Common Stock
  Mechanicsville, VA 23116
Continental Diamond Cutting
  Company...........................  Jewelry Replacement           Warrant to purchase          12.2
  4427 W. Kennedy Blvd.                                             Common Stock
  Suite 300
  Tampa, FL 33609
Copperhead Chemical Company, Inc....  Drug Component                Warrant to purchase           4.2
  1090 Dundas Street West, Suite 201  Manufacturing                 Common Stock
  Mississauga, Ontario L4Y 2B8

                                                                                              PERCENTAGE
NAME AND ADDRESS OF                          NATURE OF ITS          TITLE OF SECURITIES HELD   OF CLASS
PORTFOLIO COMPANY                          PRINCIPAL BUSINESS            BY THE COMPANY        HELD(1)
-------------------                        ------------------       ------------------------  ----------
Corporate Flight Management, Inc....  FBO Airport                   Common Stock                  6.6%
  Smyrna Airport
  Hangar 625
  Smyrna, TN 37167
Corporate Link, Inc.................  Real Estate Management        Warrant to purchase          16.0
  8150 Brookriver Dr., Suite S-501                                  Common Stock
  Dallas, TX 75247
Cort Investment Group, Inc..........  Office Furniture Systems      Warrant to purchase           9.0
  10390 Brockwood                                                   Common Stock
  Dallas, TX 75238
Creighton Shirtmakers, Inc..........  Military Uniforms             Warrant to purchase          30.3
  112 Industrial Drive                                              Common Stock
  Reidsville, NC 27320
CSM, Inc............................  Employee Leasing              Common Stock                 10.0
  30 Burton Hills Blvd., Suite 310                                  Warrant to purchase          13.0
  Nashville, TN 37215                                               Common Stock
Cybo Robotics, Inc..................  Manufacturing Robotics        Warrant to purchase           8.7
  2040 Production Drive                                             Common Stock
  Indianapolis, IN 46241
Dalt's, Inc. .......................  Restaurant                    Warrant to purchase          28.0
  250 East Wilson Bridge Rd.                                        Common Stock
  Suite 190
  Worthington, OH 43085
Dartek Industries, Inc..............  Metal Fabrication             Warrant to purchase          25.0
  301 E. Goetz Avenue                                               Common Stock
  Santa Ana, CA 92707
Data National Corporation...........  Direct Marketing              Warrant to purchase          13.0
  11415 West I-70 Frontage Rd. N.                                   Common Stock
  Wheat Ridge, CO 80033
Daxxes Corporation..................  Electronic Data Conversion    Warrant to purchase           2.9
  1105, 940 -- 6th Avenue S.W.                                      Common Stock
  Calgary, Alberta T2P 3T1
The Delaware Publishing Group,
  Inc. .............................  Publishing                    Warrant to purchase          47.7
  1112 E. Copeland Rd., Ste. 510                                    Common Stock
  Arlington, TX 76011
DentalCare Partners, Inc. ..........  Dental Services               Preferred Stock --            6.8
  3109 Poplarwood Court                                             Series E
  Suite 300                                                         Warrant to purchase           5.0
  Raleigh, NC 27604-1025                                            Common Stock
DFI/Aeronomics Inc. ................  Revenue Max Software          Warrant to purchase           0.5
  4751 Best Road, Suite 300                                         Common Stock
  Atlanta, GA 30337
Dyad Corporation....................  Auto Loan Mortgage            Warrant to purchase           5.0
  3150 Holcomb Bridge Rd., Suite 200                                Common Stock
  Norcross, GA 30071

                                                                                              PERCENTAGE
NAME AND ADDRESS OF                          NATURE OF ITS          TITLE OF SECURITIES HELD   OF CLASS
PORTFOLIO COMPANY                          PRINCIPAL BUSINESS            BY THE COMPANY        HELD(1)
-------------------                        ------------------       ------------------------  ----------
DynaGen, Inc........................  Pharmaceutical Distributor    Warrant to purchase          0.01%
  99 Erie St.                                                       Common Stock
  Cambridge, MA 02139
Dyntec, Inc. .......................  Healthcare Services           Warrant to purchase          15.0
  12910 Shelbyville Rd.                                             Common Stock
  Louisville, KY 40243
Eagle Quest Golf Centers, Inc. .....  Amusement                     Warrant to purchase           1.4
  535 Thurlow Street, Suite 601                                     Common Stock
  Vancouver, British Columbia V6E
     3L2
Electronic Accessory Specialists
  Int'l, Inc. ......................  Electronic Accessories        Warrant to purchase           3.0
  7955 E. Redfield Rd.                                              Common Stock
  Scottsdale, AZ 85260
Encore Medical Corporation..........  Orthopedics                   Warrant to purchase          0.01
  9800 Metric Blvd.                                                 Common Stock
  Austin, TX 78758
Encor Technologies, Inc. ...........  Injection Molding             Warrant to purchase           6.8
  462 4th Ave., Suite 1225                                          Common Stock
  Louisville, KY 40202
Endeavor Technologies, Inc. ........  Telemedicine                  Warrant to purchase           5.0
  1100 Lake Hearn Drive, Suite 370                                  Common Stock
  Atlanta, GA 30342-1524
Entek Scientific Corporation .......  Applied Technology            Warrant to purchase           5.8
  1700 Edison                                                       Common Stock
  Milford, OH 45150
Environmental Tectonics Corp. ......  Aeromedical Devices           Preferred Stock             100.0
  County Line Industrial Park                                       Warrant to purchase           5.0
  Southhampton, PA 18966                                            Common Stock
Executrain (3199673 Canada, Inc.)...  Training (Software)           Warrant to purchase          12.6
  Suite 1010 Cathedral Place                                        Common Stock
  925 West Georgia Street
  Vancouver, BC V6C 3L2
Express Shipping Centers, Inc. .....  Shipping                      Warrant to purchase           6.3
  601 S. 23rd St.                                                   Common Stock
  Fairfield, IA 52556
FaxNet Corporation..................  Telecommunications            Warrant to purchase           2.5
  98 N. Washington Street                                           Common Stock
  Boston, MA 02114
FDL, Inc. ..........................  Residential/Office Seating    Warrant to purchase          16.0
  1216 Appletree Lane                                               Common Stock
  Kokomo, IN 46903
Film Technologies International,
  Inc. .............................  Safety Film Manufacturer      Warrant to purchase           7.5
  2544 Terminal Drive South                                         Common Stock
  St. Petersburg, FL 33712

                                                                                              PERCENTAGE
NAME AND ADDRESS OF                          NATURE OF ITS          TITLE OF SECURITIES HELD   OF CLASS
PORTFOLIO COMPANY                          PRINCIPAL BUSINESS            BY THE COMPANY        HELD(1)
-------------------                        ------------------       ------------------------  ----------
Foodnet Holdings, LLC...............  Fast Food Services            Warrant to purchase          12.0%
  510 Eastpark Court                                                interest in LLC
  Suite 190
  Sandston, VA 23150
Fortrend Engineering Corp. .........  Manufacturing                 Warrant to purchase           3.3
  1273 Hammerwood Ave.                                              Common Stock
  Sunnyvale, CA 94089
Front Royal, Inc. ..................  Environmental Insurance       Common Stock                  0.8
  2200 Gateway Blvd.                                                Warrant to purchase           1.9
  Suite 205                                                         Common Stock
  Morrisville, NC 27560
Fypro, Inc..........................  OEM                           Warrant to purchase          15.0
  4100 Barringer Drive                                              Common Stock
  Charlotte, NC 28217                                               Preferred Stock              96.9
Gardner Wallcovering, Inc...........  Wallcovering                  Warrant to purchase           2.0
  3300 Canton Pike                                                  Common Stock
  Hopkinsville, KY 42240
General Materials Management,
  Inc...............................  Computer/Technology           Warrant to purchase          10.0
  991 Calle Amanecer                                                Common Stock
  San Clemente, CA 92673
Generation 2 Worldwide, LLC.........  Furniture Products            Membership                   28.0
  113 Anderson Ct., Suite 1                                         interest in LLC
  Dothan, AL 36301
Glen Oak, Inc. .....................  Flashlight & Battery          Warrant to purchase           7.5
  6060 Burnside Court Unit #2         Manufacturing                 Common Stock
  Mississauga, Ontario L5T 2T5
Global Marine Electronics, Inc. ....  Marine Electronics            Warrant to purchase          18.0
  934 SinglePath Lane                                               Common Stock
  St. Louis, MO 63122
Gloves, Inc. .......................  Industrial Gloves             Warrant to purchase           5.0
  85 Constitution Drive                                             Common Stock
  Taunton, MA 02780
Good Food Fast Companies, The.......  Bagel & Coffee Retail         Warrant to purchase          17.0
  151 Kalmus Dr., Suite E-200                                       Common Stock
  Costa Mesa, CA 92626
Graphic Workshop....................  Marketing &                   Warrant to purchase           4.6
  (1246568 Ontario, Inc.)             Communications                Common Stock
  6520 Gottardo Court
  Mississauga, Ontario L5T 2A2
Gulfstream International Airlines,
  Inc...............................  Commuter Airline              Warrant to purchase          39.0
  P.O. Box 777                                                      Common Stock
  Miami Springs, FL 33266                                           Preferred Stock --          100.0
                                                                    Series A
H & H Acquisition Corporation.......  Textile Parts                 Warrant to purchase          22.5
  P.O. Box 8516                                                     Common Stock
  Greenville, SC 29604

                                                                                              PERCENTAGE
NAME AND ADDRESS OF                          NATURE OF ITS          TITLE OF SECURITIES HELD   OF CLASS
PORTFOLIO COMPANY                          PRINCIPAL BUSINESS            BY THE COMPANY        HELD(1)
-------------------                        ------------------       ------------------------  ----------
Home Link Services, Inc. ...........  Home Services                 Warrant to purchase          20.0%
  8150 Brook River Drive                                            Common Stock
  Suite 501                                                         Preferred Stock             100.0
  Dallas, TX 75247
Hoveround Corporation...............  Wheelchairs                   Warrant to purchase          10.0
  2151 Whitfield Industrial Way                                     Common Stock
  Sarasota, FL 34243
HPC America, Inc. ..................  Healthcare                    Warrant to purchase           2.8
  One Hook Road                                                     Common Stock
  Sharon Hill, PA 19079
Hunt Assisted Living, LLC...........  Assisted Living               Warrant to purchase          11.0
  101 Charwood Drive                                                Common Stock
  Abington, VA 24210
Hunt Incorporated...................  Truck Dealer                  Warrant to purchase          11.0
  8211 Adamo Drive                                                  Common Stock
  Tampa, FL 33619
Hunt Leasing & Rental Corporation...  Truck Leasing                 Warrant to purchase          11.0
  8211 Adamo Drive                                                  Common Stock
  Tampa, FL 33619
Hydrofuser Industries, Inc. ........  Industrial Waste Recycling    Warrant to purchase           5.0
  391 MacArthur Blvd., Suite 360                                    Common Stock
  Newport Beach, CA 92660
IJL Holdings, Inc. .................  Dating Service                Warrant to purchase           9.0
  432 N. Clark Street, Suite 400                                    Common Stock
  Chicago, IL 60610
ILD Communications, Inc. ...........  Telecommunications            Warrant to purchase           3.2
  1300 Sawgrass Village Circle                                      Common Stock
  Suite 5
  Ponteverda Beach, FL 32082
I. Schneid Holdings, L.L.C. ........  Equipment Cleaning            Warrant to purchase          21.0
  1429 Fairmont Ave., NW                                            Interest in LLC
  Atlanta, GA 30318-4153
In Store Services, Inc. ............  Retail Services               Warrant to purchase          12.5
  9332 Forsyth Park Drive                                           Common Stock
  Charlotte, NC 28273
Isthmus Corporation.................  Computer Software             Warrant to purchase           3.5
  300 Tri State International, #100                                 Common Stock
  Lincolnshire, IL 60069
Johnston County Cable L.P...........  Entertainment                 Warrant to purchase          31.9
  2444 Solomons Island Rd., Suite
     202                                                            L.P. interest
  Annapolis, MD 21401
Karawia Industries, Inc.............  Security Services             Warrant to purchase          12.0
  3771 W. 242nd Street                                              Common Stock
  Torrance, CA 90505
Kentucky Kingdom, Inc...............  Amusement Park                Common Stock                  5.6
  937 Phillips Lane                                                 Preferred Stock              40.0
  Louisville, KY 40209-9016

                                                                                              PERCENTAGE
NAME AND ADDRESS OF                          NATURE OF ITS          TITLE OF SECURITIES HELD   OF CLASS
PORTFOLIO COMPANY                          PRINCIPAL BUSINESS            BY THE COMPANY        HELD(1)
-------------------                        ------------------       ------------------------  ----------
K.W.C. Management Corp. ............  Music Retail                  Warrant to purchase          24.4%
  3390 Peachtree Rd., NE                                            Common Stock
  Suite 1132
  Atlanta, GA 30326
Lane Acquisition Corporation........  Manufacturing                 Warrant to purchase          10.0
  120 Fairview Ave.                                                 Common Stock
  Arlington, TX 76010
Leisure Clubs International,
  Inc. .............................  Specialized Travel            Warrant to purchase          25.0
  3856 West Lane Rd.                                                Common Stock
  Smyrna, GA 30080
Lovett's Buffet, Inc. ..............  Restaurants                   Warrant to purchase           8.0
  1701 Dock Street                                                  Common Stock
  Memphis, TN 38113
M&M Industries, Inc.................  Injection Molding             Warrant to purchase          15.0
  316 Corporate Place                                               Common Stock
  Chattanooga, TN 37419
Master Graphics, Inc................  Commercial Printing           Warrant to purchase           6.0
  2500 Lamar Ave.                                                   Common Stock
  Memphis, TN 38113
Mayo Hawaiian Corporation...........  Tire Manufacturer             Warrant to purchase           9.5
  701 S. Queen St.                                                  Common Stock
  Honolulu, HI 96813
MBA Marketing Corporation...........  Shoe Stores                   Warrant to purchase           4.5
  6615 Dublin Center Drive                                          Common Stock
  Dublin, OH 43017
MCG, Inc. ..........................  Precision Motion Control      Warrant to purchase           4.5
  14700 Martin Drive                                                Common Stock
  Eden Prarie, MN 55344
McAuley's, Inc. ....................  Home Fragrance                Warrant to purchase           6.0
  1814 S. 3rd St.                                                   Common Stock
  Memphis, TN 38109
Mead-Higgs Company, Inc. ...........  Telecommunications            Warrant to purchase          10.0
  301 South McDowell Ave., Suite 813                                Common Stock
  Charlotte, NC 28204
Medical Resources, Inc. ............  Diagnostic Imaging            Common Stock                 0.30
  155 State Street
  Hackensack, NJ 07601
Merge Technologies, Inc. ...........  Medical Network Solutions     Warrant to purchase           3.3
  1126 S. 70th Street                                               Common Stock
  Milwaukee, WI 53214-3451
Mesa International, Inc. ...........  Info. Technology &            Warrant to purchase          16.0
  2000 Town Center, Suite 1140        Software                      Common Stock
  Southfield, MI 48075

                                                                                              PERCENTAGE
NAME AND ADDRESS OF                          NATURE OF ITS          TITLE OF SECURITIES HELD   OF CLASS
PORTFOLIO COMPANY                          PRINCIPAL BUSINESS            BY THE COMPANY        HELD(1)
-------------------                        ------------------       ------------------------  ----------
Metals Recycling Technologies
  Corp. ............................  Waste Recovery Facilities     Warrant to purchase           5.0%
  3015 Windward Plaza, Suite 550                                    Common Stock
  Alpharetta, GA 30005-7448
MetroLease, Inc. ...................  Business Equip. Leasing       Warrant to purchase          20.0
  11317 Smith Drive                                                 Common Stock
  Huntley, IL 60142
Money Transfer Systems, Inc. .......  Credit Card Services          Warrant to purchase          12.0
  600 Lakeview Rd., Suite B                                         Common Stock
  Clearwater, FL 33756
Moore Diversified Products, Inc. ...  Metal Fabrication             Warrant to purchase          15.0
  1441 Sunshine Lane                                                Common Stock
  Lexington, KY 40505
The Moorings, L.L.C. ...............  Yacht Charter                 Warrant to purchase          14.5
  19345 U.S. Hwy. 19N, Suite 402                                    interest in LLC
  Clearwater, FL 34624-3193
Moovies Inc.........................  Video Stores                  Common Stock                  1.6
  201 Brookfield Pkwy., Ste. 200                                    Warrant to purchase           0.2
  Greenville, SC 29607                                              Common Stock
Multicom Publishing, Inc. ..........  Software Publishing           Warrant to purchase           2.4
  1100 Olive Way, #1250                                             Common Stock
  Seattle, WA 98101                                                 Preferred Stock --          100.0
                                                                    Series A
                                                                    Common Stock                 12.5
Multimedia Learning, Inc............  Employee Training             Warrant to purchase          10.8
  5215 North O'Connor                                               Common Stock
  Suite 760
  Irving, TX 75039
Mytech Corporation..................  Lighting Sensors              Warrant to purchase           3.5
  706 Brentwood Street                                              Common Stock
  Austin, TX 78752
National Vision Associates, Ltd. ...  Optical Stores                Common Stock                  1.0
  296 Grayson Hwy.
  Lawrenceville, GA 30045
Nationwide Engine Supply, Inc. .....  Engine Rebuilding             Warrant to purchase          21.3
  609 N. Houston                                                    Common Stock
  Fort Worth, TX 76106
NetForce, Inc. .....................  Medical Software              Warrant to purchase           6.3
  345 California Street, 20th Floor   Consulting                    Common Stock
  San Francisco, California 94104
Network Event Theatres, Inc. .......  College Campus Theaters       Common Stock                  4.2
  529 Fifth Avenue
  New York, NY 10017
Newfoundland Career Academy Ltd. ...  Education/Training            Warrant to purchase           3.6
  4th Floor Baine Johnson Centre                                    Common Stock
  10 Fort William Place
  St. John's, Newfoundland A1C 1K4

                                                                                              PERCENTAGE
NAME AND ADDRESS OF                          NATURE OF ITS          TITLE OF SECURITIES HELD   OF CLASS
PORTFOLIO COMPANY                          PRINCIPAL BUSINESS            BY THE COMPANY        HELD(1)
-------------------                        ------------------       ------------------------  ----------
North American Sports Camps,
  Inc. .............................  Sports Camps                  Warrant to purchase          23.0%
  5 Connecticut Ave.                                                Common Stock
  Norwich, CT 06360
NRI Service and Supply, L.P. .......  Gas Pump Services             Warrant to purchase          27.5
  4350 N.W. 19th Ave., Suite C                                      L.P. interest
  Pompano Beach, FL 33064
Omni Home Medical, Inc. ............  Home Medical Products         Warrant to purchase          15.0
  501 Cumberland Street, Suite A                                    Common Stock
  Chattanooga, TN 37404
One Call Comprehensive Care,
  Inc. .............................  Home Health Care              Warrant to purchase          21.0
  5111 Central Avenue                                               Common Stock
  St. Petersburg, FL 33710
One Coast Network Corporation.......  Manufacturer's Rep.           Warrant to purchase          15.6
  235 Peachtree Street, Suite 2200                                  Common Stock
  Atlanta, GA 30303
Orchid Manufacturing Group, Inc. ...  Manufacturing                 Warrant to purchase           2.6
  100 Winners Circle                                                Common Stock
  Brentwood, TN 37027
Outdoor Promotions, LLC.............  Outdoor Advertising           Warrant to purchase           5.0
  1839 E. Harmony Rd., #4                                           Common Stock
  Fort Collins, CO 80527
P.A. Plymouth, Inc. ................  Retail                        Warrant to purchase          15.0
  10 Corporate Drive                                                Common Stock
  Radford, VA 24141
Pacific Linens, Inc. ...............  Retail Linens                 Warrant to purchase           7.8
  115511 Woodenville -- Redmont Rd.                                 Common Stock
  Building B -- Suite 200
  Woodenville, WA 98072
Palco Telecom Services, Inc. .......  Telephone Repair Services     Common Stock                  5.0
  2914 Green Cove Road
  Huntsville, AL 35803
Paradigm Valve Services, Inc. ......  Valve Remanufacturing         Warrant to purchase          12.0
  901 W. 13th St.                                                   Common Stock
  Deer Park, TX 77536-3163
Pathology Consultants of America,
  Inc. .............................  Physicians Practice Mgmt.     Warrant to purchase           6.0
  20 Burton Hills Blvd., Suite 220                                  Common Stock
  Nashville, TN 37215
Patton Management Corporation.......  Communications                Warrant to purchase          12.0
  1745 Phoenix Blvd., Suite 430                                     Common Stock
  Atlanta, GA 30349
PaySys International, Inc. .........  Computer Systems Design       Warrant to purchase           0.4
  900 Winderly Place                                                Common Stock
  Maitland, FL 32751                                                Common Stock                 15.9
Pipeliner Systems, Inc. ............  Sewer Rehabilitation          Warrant to purchase          23.4
  4140 Tuller Road                                                  Common Stock
  Suite 132                                                         Preferred Stock --          100.0
  Dublin, OH 43017                                                  Series D

                                                                                              PERCENTAGE
NAME AND ADDRESS OF                          NATURE OF ITS          TITLE OF SECURITIES HELD   OF CLASS
PORTFOLIO COMPANY                          PRINCIPAL BUSINESS            BY THE COMPANY        HELD(1)
-------------------                        ------------------       ------------------------  ----------
The Potomac Group, Inc. ............  Healthcare Information        Common Stock                  9.1%
  1283 Murfreesboro Rd., Bldg. 11                                   Preferred Stock --           83.2
  Nashville, TN 37217                                               Series A
PRA International, Inc..............  Research                      Common Stock                  4.2
  2400 Old Ivy Road
  Charlottesville, VA 22903-4826
Precision Panel Products, Inc.......  Cabinets                      Warrant to purchase           8.3
  12440 73rd Court, North                                           Common Stock
  Largo, FL 33773
Premiere Technologies, Inc..........  Telecommunications            Common Stock                  0.1
  3399 Peachtree Road, NE
  Suite 400
  Atlanta, GA 30326
Pritchard Glass, Inc................  Auto Glass                    Warrant to purchase          25.0
  3330 North Tryon Street                                           Common Stock
  Charlotte, NC 28206
Proamics Corporation................  Computer Software             Warrant to purchase           3.5
  300 Tri State International, #100                                 Common Stock
  Lincolnshire, IL 60069
Professional Training Services,
  Inc...............................  Multimedia Training           Warrant to purchase           2.4
  1150 First Ave., Suite 700                                        Common Stock
  Parkview Tower
  King of Prussia, PA 19406
Protect America, Inc................  Res. Security Systems         Warrant to purchase          10.0
  230 Palm Valley Road                                              Common Stock
  Round Rock, TX 78664
QuadraMed, Inc......................  Healthcare                    Common Stock                  0.2
  80 E. Sir Francis Drake Blvd.
  Suite 2A
  Larkspur, CA 94939
Quadravision Communications
  Limited...........................  Computer/Software             Warrant to purchase           1.0
  21 St. Clair Avenue East            Development                   Common Stock
  Toronto, Ontario M4T 1L9
R&R International, Inc..............  Engineering Services          Warrant to purchase           6.0
  1234 South Cleveland -- Massillon                                 Common Stock
  Akron, OH 44321
Race Face Components, Inc...........  Manufacturing/Wholesaling     Warrant to purchase          11.6
  Suite 100 -- 100 Braind Street                                    Common Stock
  New Westminister, BC V3L 3P4
Ready Personnel, Inc................  Temp Service                  Warrant to purchase          12.5
  1839 Planside Drive                                               Common Stock
  Louisville, KY 40299
Recompute Corporation...............  Computers                     Common Stock                  1.6
  12317 Technology Blvd., Bldg. 200                                 Warrant to purchase           8.0
  Austin, TX 78727-6104                                             Common Stock

                                                                                              PERCENTAGE
NAME AND ADDRESS OF                          NATURE OF ITS          TITLE OF SECURITIES HELD   OF CLASS
PORTFOLIO COMPANY                          PRINCIPAL BUSINESS            BY THE COMPANY        HELD(1)
-------------------                        ------------------       ------------------------  ----------
Reef Chemical Company, Inc..........  Chemical Services             Warrant to purchase           3.0%
  600 N. Marienfield, Suite 490                                     Common Stock
  Midland, TX 79707
Relax the Back Corporation..........  Specialty Retailing           Warrant to purchase          10.0
  880 Apollo Street, Suite 353                                      Common Stock
  El Segundo, CA 90245
Relevant Knowledge, Inc.............  Internet Tracking Service     Preferred Stock              11.3
  430 10th Street, Ste. N-106
  Atlanta, GA 30318
Rynel, Ltd., Inc....................  Hydrophilic Foam Products     Warrant to purchase          15.0
  Boothbay Industrial Park                                          Common Stock
  Boothbay, ME 04537
Saraventures Fixtures, Inc..........  Design/Construction           Warrant to purchase          20.0
  1500 Independence Blvd.                                           Common Stock
  Sarasota, FL 34234                                                Preferred Stock             100.0
Scandia Technologies, Inc...........  Specialized Manufacturing     Warrant to purchase          25.5
  2051 Sunnydale Blvd.                                              Common Stock
  Clearwater, FL 34625
SFG Technologies, Inc...............  Computer/Software             Warrant to purchase           1.4
  8900 Nelson Way, Suite 100          Development                   Common Stock
  Burnaby, British Columbia V5A 4W9
Sheet Metal Specialties, Inc........  Manufacturer                  Warrant to purchase          37.0
  401E S. Main Street                                               Common Stock
  Waxhaw, NC 28173
Sirvys Systems (3404447 Canada,
  Inc.).............................  Software                      Warrant to purchase           3.4
  55 Murray Park Road                                               Common Stock
  Winnipeg, R3J 3W2
SkillMaster, Inc....................  Temporary Staffing            Warrant to purchase           5.5
  5353 West Alabama, Suite 60                                       Common Stock
  Houston, TX 44056
Skillsearch Corporation.............  Resume Database               Common Stock                 19.1
  3354 Perimeter Hill Drive                                         Warrant to purchase           7.6
  Suite 235                                                         Common Stock
  Nashville, TN 37211-4129
Smartchoice Automotive Group,
  Inc...............................  Automotive Services           Warrant to purchase           2.5
  5200 South Washington Avenue                                      Common Stock
  Titusville, IL 32780
Solutioneering, Inc. ...............  Prepaid Phone Cards           Warrant to purchase           7.5
  555 Republic Drive, Suite 303                                     Common Stock
  Plano, TX 75074
Southern Specialty Brands, Inc. ....  Food Distributor              Warrant to purchase          10.0
  1 American Center, Ste. 1200                                      Common Stock
  3100 West End Ave.
  Nashville, TN 37203
Southern Therapy, Inc...............  Home Healthcare               Warrant to purchase          10.0
  2433 Rutland Drive, Suite 100                                     Common Stock
  Austin, TX 78758-5237

                                                                                              PERCENTAGE
NAME AND ADDRESS OF                          NATURE OF ITS          TITLE OF SECURITIES HELD   OF CLASS
PORTFOLIO COMPANY                          PRINCIPAL BUSINESS            BY THE COMPANY        HELD(1)
-------------------                        ------------------       ------------------------  ----------
Stealth Engineering, Inc. ..........  Hip & Knee Implants           Warrant to purchase          14.0%
  1489 Cedar Street                                                 Common Stock
  Holt, MI 48842
Stratford Safety Products, Inc. ....  Safety Products Distributor   Warrant to purchase          10.3
  36 S. Wabash, Suite 1202                                          Common Stock
  Chicago, IL 60603
Street Level Media, Inc. ...........  Advertising                   Warrant to purchase           5.9
  (1216069 Ontario Ltd.)                                            Common Stock
  20 Steelcase Rd. West Unit 1B
  Markham, Ontario L3R 1B2
Sub 1 Corporation...................  Credit Card Processing        Warrant to purchase          13.0
  11500 Olympic Blvd., Suite 627                                    Common Stock
  Los Angeles, CA 90064
Suncoast Medical Group Inc. ........  Optical Products              Warrant to purchase          24.0
  7401 114th Avenue, North                                          Common Stock
  Suite 503-A
  Largo, FL 34643
Superior Pharmaceutical Company.....  Pharmaceutical Distributor    Warrant to purchase          10.0
  1385 Kemper Meadow Drive                                          Common Stock
  Cincinnati, OH 45240-1635
Supplements Plus Natural Vitamins &
  Cosmetics, LTD....................  Distribution                  Warrant to purchase           1.7
  317 Adelaide Street West, Suite
     503                                                            Common Stock
  Toronto, Ontario M5V 1P9
Systech Group, Inc..................  Electronic Payments/Data      Warrant to purchase           2.1
  5915 Coopers Avenue                                               Common Stock
  Mississauga, Ontario LAZ 1R9
TAC Systems, Inc....................  Internet Fax/Data Storage     Warrant to purchase           3.6
  1035 Putnam Drive                                                 Common Stock
  Huntsville, AL 35816
TeleCommunication Systems, Inc......  Information Technology        Warrant to purchase           6.0
  275 West Street, Suite 400                                        Common Stock
  Annapolis, MD 21401-1740
Telecontrol Systems, Inc............  Video Surveillance            Warrant to purchase          17.5
  10852 Oxnard Street                                               Common Stock
  North Hollywood, CA
Teltrust, Inc.......................  Telecom Outsourcing           Common Stock                  1.8
  221 N. Charles Lindberg Dr.
  Salt Lake City, UT 84116
Temps & Co., Inc....................  Temporary Staffing            Warrant to purchase           5.0
  8245 Boone Blvd., Suite 650                                       Common Stock
  Vienna, VA 22182
Thomas Holdings Company, d/b/a Sport
  & Social Clubs of the U.S.........  Social Events Organization    Warrant to purchase          10.0
  414 N. Orleans, Suite 708                                         Common Stock
  Chicago, IL 60610

                                                                                              PERCENTAGE
NAME AND ADDRESS OF                          NATURE OF ITS          TITLE OF SECURITIES HELD   OF CLASS
PORTFOLIO COMPANY                          PRINCIPAL BUSINESS            BY THE COMPANY        HELD(1)
-------------------                        ------------------       ------------------------  ----------
Tie & Track Systems, Inc............  Manufacturing Crossties       Warrant to purchase          14.0%
  12300 South New Avenue                                            Common Stock
  Lemont, IL 60439
Towne Services, Inc. ...............  Merchant Processing           Warrant to purchase           2.0
  6621 Bay Circle Suite 170                                         Common Stock
  Norcross, GA 30071
Trade Am International, Inc.........  Retail                        Warrant to purchase           6.0
  6580 Jimmy Carter Blvd.                                           Common Stock
  Norcross, GA 30071
TRC Acquisition Corporation.........  Restaurant Chain              Warrant to purchase          12.5
  2662 Holcomb Bridge Road, Suite
     320                                                            Common Stock
  Alpharetta, GA 30022
Ultra Fab, Inc. ....................  Tank Manufacturing            Warrant to purchase          12.0
  Route 2, Box 1580                                                 Common Stock
  Mexia, TX 76667
Ultra Fab Vessels, Inc. ............  Tank Manufacturing            Warrant to purchase          12.0
  Route 2, Box 1580                                                 Common Stock
  Mexia, TX 76669
Unicoil, Inc........................  Plastic Coil/Binders          Warrant to purchase           8.5
  5855 Peachtree Corners East                                       Common Stock
  Norcross, GA 30092
Unique Electronics, Inc.............  Defense Electronics           Warrant to purchase          30.0
  1320 26th Street                                                  Common Stock
  Orlando, FL 32805                                                 Preferred Stock --          100.0
                                                                    Series A
Universal Automotive Industries,
  Inc. .............................  Automotive Services           Warrant to purchase           6.0
  3350 North Kedzie Avenue                                          Common Stock
  Chicago, IL 60618-5722
UOL Publishing, Inc.................  Interactive Training          Common Stock                  0.9
  8251 Greensboro Drive, Suite 500    Software
  McLean, VA 22102
VDW Farms, Ltd......................  Salsa Manufacturing           Warrant to purchase          10.0
  5310 Old Highway 90 West                                          Common Stock
  San Antonio, TX 78227
Valdawn Watch Co....................  Watches                       Warrant to purchase          80.0
  600 Sylvan Avenue                                                 Common Stock
  Englewood Cliffs, NJ 07632                                        Preferred Stock             100.0
VanGard Communications Co., LLC.....  Radio                         Warrant to purchase          14.4
  1900 Wazee Street, #310                                           interest in LLC
  Denver, CO 80202
Vista Information Solutions, Inc....  Information Company           Warrant to purchase           0.3
  5060 Shoreham Place, Suite 300                                    Common Stock
  San Diego, CA 92122                                               Common Stock                  3.6
                                                                    Preferred Stock             100.0
Voice FX Corporation................  Telecommunications            Warrant to purchase           8.0
  1100 E. Hector Street, Suite 416                                  Common Stock
  Conshohocken, PA 19428                                            Common Stock                  0.8

                                                                                              PERCENTAGE
NAME AND ADDRESS OF                          NATURE OF ITS          TITLE OF SECURITIES HELD   OF CLASS
PORTFOLIO COMPANY                          PRINCIPAL BUSINESS            BY THE COMPANY        HELD(1)
-------------------                        ------------------       ------------------------  ----------
Watts-Finniss Holdings, Inc.........  Material Handling             Warrant to purchase          10.9%
  170B Penrod Ct.                                                   Common Stock
  Glen Burnie, MD 21061
Wearever Healthcare Products, LLC...  Incontinence Products         Warrant to purchase          16.1
  202 Rd. Mountain Rd.                                              Common Stock
  Routemont, NC 27572
Wolfgang Puck Food Company, Inc.....  Food Service & Products       Warrant to purchase           1.4
  1333 2nd Street, 1st Floor                                        Common Stock
  Santa Monica, CA 90401
Zahren Alternative Power
  Corporation.......................  Converted Power               Warrant to purchase           6.5
  40 Tower Lane                                                     Common Stock
  Avon, CT 06001                                                    Common Stock                  3.9
                                                                    Preferred Stock               4.4

---------------

(1) Percentages shown for warrants held by the Company represent the percentage of class of security to be owned upon exercise of the warrant.

                                   MANAGEMENT

     The business and affairs of the Company are managed under the direction of its Board of Directors. The Board of Directors has two committees, a Compensation Committee comprised of Messrs. Eberle, Pirtle, Thompson and Wilson and an Audit Committee comprised of Messrs. Duncan, McCabe and Mathias. All of the Company's directors are subject to re-election at each annual meeting of shareholders. Each director receives $10,000 per year if such director attends 75% of the meetings of the Board and is reimbursed for expenses relating to attendance at such meetings. The Board of Directors elects the Company's officers who serve at the pleasure of the Board of Directors.

BOARD OF DIRECTORS

     The following table sets forth certain information regarding the directors of the Company.

NAME                                         AGE                   POSITION
----                                         ---                   --------
John A. Morris, Jr., M.D.(1)...............   51  Chairman of the Board and Director
George M. Miller, II(1)....................   38  President, Chief Executive Officer and
                                                  Director
E. Townes Duncan...........................   44  Director
William D. Eberle..........................   74  Director
Edward J. Mathias..........................   56  Director
Robert A. McCabe, Jr.......................   47  Director
Raymond H. Pirtle, Jr.(1)..................   56  Director
Keith M. Thompson..........................   57  Director
Christopher H. Williams (1)................   35  Director
L. Edward Wilson, P.E......................   53  Director

---------------

(1) "Interested Person" as defined in Section 2(a)(19) of the 1940 Act.

     John A. Morris, Jr., M.D., co-founded the Company in August 1991. Dr. Morris currently holds appointments of Professor of Surgery and Director of the Division of Trauma and Surgical Critical Care at the Vanderbilt University School of Medicine, Medical Director of the LifeFlight Air Ambulance Program at Vanderbilt University Hospital, and Associate in the Department of Health Policy and Management at the Johns Hopkins University. Dr. Morris is also a director of American Retirement Corporation.

     George M. Miller, II, co-founded the Company in August 1991. Prior to August 1991, Mr. Miller worked for two years as a vice president in the Investment Banking Group of SunTrust Equitable Securities Corporation ("SunTrust Equitable"). From 1987 to 1989, Mr. Miller worked as an associate in the Corporate Finance department of J.C. Bradford & Co. Prior to that time, Mr. Miller spent four and one-half years on active duty in the United States Marine Corps. Mr. Miller holds a Master of Business Administration from the University of North Carolina at Chapel Hill and a Bachelor of Science degree from the University of Tennessee.

     E. Townes Duncan has been the President of Solidus, LLC, a private investment firm, since January 1, 1997. Sirrom Partners, L.P., a limited partnership owned by Dr. Morris and his family, is the principal investor in Solidus, LLC. Mr. Duncan was also a director of Comptronix Corporation, a provider of electronics contract manufacturing services, and served as its Chairman of the Board and Chief Executive Officer from November 1993 until May 1997. Comptronix Corporation filed a petition for Chapter 11 protection on August 9, 1996. Mr. Duncan was a Vice-President of Massey Burch Investment Group, Inc., a Nashville venture capital firm, from 1985 to November 1993. Mr. Duncan is also a director of J. Alexander's Corporation, an owner and operator of restaurants in ten states, Corporate Family Solutions, Inc., an operator of employer sponsored child care centers, and Continental Circuits, Inc., a manufacturer of printed circuit boards.

     William D. Eberle is chairman of Manchester Associates, Ltd., a venture capital and international consulting firm and is Of Counsel to the law firm of Kaye, Scholer, Fierman, Hays & Handler. Mr. Eberle is also Chairman of America Service Group Inc., a health care services company, and Showscan Entertainment,

Inc., a movie-based software and technology company, and is a director of Ampco-Pittsburgh Corp., a steel fabrication equipment company, Barry's Jewelry, a retail jewelry chain, Fiberboard Corporation, a timber manufacturer, Mitchell Energy and Development a gas and oil company, and Mid-States PLC, an auto parts distributor headquartered in Nashville. Barry's Jewelry filed a petition for Chapter 11 protection on May 11, 1997. Mr. Eberle is also the Vice Chairman of the U.S. Council of the International Chamber of Commerce.

     Edward J. Mathias has been a managing director of The Carlyle Group, a Washington, D.C. based private merchant bank, since 1994. Mr. Mathias served as a managing director of T. Rowe Price Associates, Inc., an investment management firm, from 1971 to 1993. Mr. Mathias is also a director of U.S. Office Products, a supplier of office products, USA Floral Products, a consolidator of floral wholesalers and importers, and The Fortress Group, residential builders.

     Robert A. McCabe, Jr., has been the Vice Chairman of First American Corporation, a bank holding company headquartered in Nashville, since 1993 and the President of First American Enterprises, a division of First American Corporation, since 1994. Prior to that time, Mr. McCabe served as President of the General Bank of First American National Bank, a subsidiary of First American Corporation. Mr. McCabe is also a director of First American Corporation.

     Raymond H. Pirtle, Jr., is a managing director and a member of the Board of Directors of SunTrust Equitable, having joined the firm in February 1989. He also serves as a director of Premiere Technologies, Inc. Prior to that date, Mr. Pirtle was a general partner of J.C. Bradford & Co.

     Keith M. Thompson has been the President and Chief Executive Officer of Republic Automotive Parts, Inc., a distributor of automotive parts and supplies since 1986. Mr. Thompson is also a director of Acklands Limited, a Canadian automotive parts and industrial supplies distributor.

     Christopher H. Williams co-founded Harris Williams in 1991 and has served as co-chairman of Harris Williams since the Company's acquisition of the firm in August 1996. From 1987 to 1991, Mr. Williams served as Vice President of Bowles Hollowell & Conner. Mr. Williams holds a Master of Business Administration from Harvard Graduate School of Business Administration and a Bachelor of Arts degree in Business Administration from Washington and Lee University.

     L. Edward Wilson, P.E., is president of L. Edward Wilson and Associates, Inc., a management consulting firm providing services to individuals and companies with interests in engineering and construction related businesses. Prior to founding L. Edward Wilson and Associates, Mr. Wilson was a partner in Sirrom Resource Funding, L.P., a private financial services company unrelated to Sirrom. Prior to that, Mr. Wilson was chief executive officer of OSCO, Inc., a Nashville based environmental services company. Prior to joining OSCO, he served as executive vice president of ERC Environmental and Energy Services Company, a public company that acquired the EDGe Group, a national engineering company that he co-founded.

OFFICERS

     The following table sets forth certain information regarding officers of the Company.

NAME                                          AGE                        POSITION
----                                          ---                        --------
George M. Miller, II......................    38     President, Chief Executive Officer and Director
David M. Resha............................    51     Chief Operating Officer
Carl W. Stratton..........................    38     Chief Financial Officer
Kathy Harris..............................    40     Vice President -- Regional Manager
John S. Scott.............................    34     Vice President -- Regional Manager
David M. Traversi.........................    38     Vice President -- Regional Manager
Donald F. Barrickman......................    47     Vice President -- Special Assets
H. Hiter Harris, III......................    37     Co-Chairman of Harris Williams
Christopher H. Williams...................    35     Co-Chairman of Harris Williams
Richard T. Gernert........................    45     Vice President

NAME                                          AGE                        POSITION
----                                          ---                        --------
Craig Macnab..............................    42     President of Tandem Capital, Inc.
Betty Lou Burnett.........................    38     Controller
Kimberly M. Stringfield...................    28     Treasurer
Maria-Lisa Caldwell.......................    34     Secretary

     David M. Resha joined the Company in July 1995 and is responsible for the day-to-day operations of the Company. His primary role is the oversight of risk management associated with the loan portfolio of the Company, including loan origination, portfolio management and workout activities. Mr. Resha is a 25-year veteran commercial banker. Most recently, he was Senior Vice President at First Union National Bank of Tennessee where he managed the middle market/corporate banking group. He held a similar position with Dominion Bank before it was merged with First Union National Bank of Tennessee. Mr. Resha holds a Bachelor of Business Administration degree from Loyola University in New Orleans and a Master of International Management degree from American (Thunderbird) Graduate School in Glendale, Arizona.

     Carl W. Stratton joined the Company in October 1995 and has served as Chief Financial Officer since April 1996. From October 1995 through April 1996, Mr. Stratton held the position of Vice President -- Workouts with the Company. From 1991 to 1995, Mr. Stratton was chief financial officer of International Citrus Corporation, and from 1986 to 1991, Mr. Stratton was chief financial officer of Dove Computer Corporation. From 1981 to 1985, Mr. Stratton held a variety of engineering and manufacturing positions with E.I. du Pont de Nemours, Inc. & Company, Incorporated. Mr. Stratton is also a director of International Citrus Corporation. Mr. Stratton holds a Master of Business Administration degree from the University of North Carolina at Chapel Hill and a Bachelor of Science in Chemical Engineering degree from Lafayette College.

     Kathy Harris joined the Company in January 1996 and is responsible for managing marketing and loan origination efforts in the Southern region. In addition to generating new loans, Ms. Harris manages all Portfolio Managers in her region and oversees several of the Company's portfolio companies. From 1985 to 1996, Ms. Harris was in the Corporate Finance Department at J.C. Bradford & Co. From 1980 to 1983, she was with KPMG Peat Marwick and served as a senior auditor specializing in the firm's thrift practice. Ms. Harris holds a Master of Business Administration in Finance and Human Resources Management from the Owen Graduate School of Management at Vanderbilt University and a Bachelor of Science degree in Accounting from Murray State University. Ms. Harris is a Certified Public Accountant.

     John S. Scott joined the Company in November 1994 and is responsible for managing marketing and loan origination efforts in the Northern region. In addition to generating loans, Mr. Scott manages Portfolio Managers in his region and oversees several of the Company's portfolio companies. From 1991 to 1994, Mr. Scott served as a vice president in the Corporate Banking Group of Bank One. From 1985 to 1991, Mr. Scott was a commercial lender with Ameritrust Corporation, Citizens Bank and Trust and First American National Bank. Mr. Scott holds a Bachelor of Science degree from the University of Kentucky.

     David M. Traversi joined the Company in April 1997. As President of Sirrom Capital West, Inc. Mr. Traversi manages Portfolio Managers in his region and oversees several of the Company's portfolio companies. From May to November 1996, Mr. Traversi served as Senior Vice President of E*TRADE Group, Inc. and President of its wholly-owned subsidiary, E*TRADE Online Ventures, Inc. From 1989 to 1996, Mr. Traversi was an officer of Montgomery Securities, serving as Managing Director, Corporate Finance, from 1994 to 1996. Mr. Traversi holds a Master of Business Administration from University of California, Berkeley, a Juris Doctorate from University of California, Davis, and a Bachelor of Sciences degree from California State University, Chico. He is admitted to practice law in California and Alaska.

     Donald F. Barrickman joined the Company in September 1996 and is responsible for the management of the Company's workout area. Prior to joining the Company, Mr. Barrickman served as the chief operating officer for United Mortgage and Loan Investment Corp. in Charlotte, NC. From 1986 to 1995, he managed the Special Assets Division for First Union National Bank of Virginia, Maryland and D.C. and its predecessors. Mr. Barrickman holds a Bachelor of Science degree in Accounting from Western Kentucky University. He is also a graduate of the Stonier Graduate School of Banking at Rutgers University.

     H. Hiter Harris, III co-founded Harris Williams in 1991 and has served as co-chairman of Harris Williams since the Company's acquisition of the firm in August 1996. From 1987 to 1991, Mr. Harris served as Vice President of Bowles Hollowell & Conner and from 1983 to 1985 served as pricing coordinator for Crestar Bank. Mr. Harris holds a Master of Business Administration degree with distinction from Harvard Graduate School of Business Administration and Bachelor of Science degrees in Mathematics and Economics from Hampden-Sydney College.

     Richard T. Gernert joined the Company in July 1997 as President of Sirrom Business Funding, a newly formed subsidiary created to provide financing products to small businesses, complimentary to those provided by the Company. From 1992 to July 1997, Mr. Gernert was Vice-President, Corporate Business Development of Electronic Data Systems in Dallas. Prior to that time, Mr. Gernert held various senior officer positions in Forsch Corporation, a privately owned acquisitions company. Mr. Gernert holds a Bachelor of Science degree in Accounting from the University of Mississippi.

     Craig Macnab joined the Company in January 1997 and serves as the President of Tandem Capital, Inc. From 1993 to 1996, Mr. Macnab served as the general partner of MacNiel Advisors, Inc., the general partner of three private funds that invested in public companies with market capitalizations of less than $100.0 million. From 1987 to 1993, Mr. Macnab was a partner of J.C. Bradford & Co., jointly responsible for the merger and acquisition department and a private equity fund. Mr. Macnab holds a Bachelor of Commerce degree from the University of Witwatersrand and a Master of Business Administration from Drexel University.

     Betty Lou Burnett joined the Company in March of 1997 and serves as the Company's Controller. From 1995 to 1997, Ms. Burnett served as the Home Office Controller for Ingram Industries, Inc. From 1993 to 1995, she was the Regional Controller for ViroGroup, Inc., the successor company to OSCO Holdings, Inc. where she held the position of Chief Accounting Officer from 1990 to 1993. From 1981 to 1986 she was with Touche Ross & Co. and served as audit supervisor. Ms. Burnett holds a Bachelor of Science degree in Accounting from the University of Tennessee. Ms. Burnett is a Certified Public Accountant.

     Kimberly M. Stringfield joined the Company in December 1994 and serves as the Company's Treasurer. From 1992 to 1994, Ms. Stringfield was a credit analyst and commercial lender at NationsBank of Tennessee, N.A. Ms. Stringfield holds a Bachelor of Science degree in Accounting from the University of Alabama.

     Maria-Lisa Caldwell was appointed as the Secretary of the Company in April 1996. Ms. Caldwell is presently a principal in the law firm of Caldwell & Caldwell, P.C. From 1991 to January 1996, Ms. Caldwell was an attorney with the law firm of Bass, Berry & Sims PLC. Prior to that time, Ms. Caldwell was an attorney with the law firm of Gibson, Dunn & Crutcher. Ms. Caldwell holds a Juris Doctorate from Duke University School of Law and a Bachelor of Arts degree in Economics from Fairfield University.

COMPENSATION

     The following table sets forth for the fiscal year ended December 31, 1997, the compensation paid to the three most highly compensated executive officers of the Company. No director received compensation in excess of $60,000 for fiscal 1997. The Company does not have a pension plan, but has established a 401(k) plan that does not provide for matching contributions. Options to purchase a total of 12,000 shares of Common Stock were granted to the directors of the Company during the fiscal year ended December 31, 1997.

                                                                                  COMPENSATION
      NAME OF INDIVIDUAL OR                  CAPACITIES IN WHICH              --------------------
        IDENTITY OF GROUP                 COMPENSATION WAS RECEIVED            SALARY     BONUS(1)
      ---------------------               -------------------------           --------    --------
George M. Miller, II..............  President and Chief Executive Officer     $310,451    $500,000
David M. Resha....................  Chief Operating Officer                    150,108     175,000
Carl W. Stratton..................  Chief Financial Officer                    118,628     150,000

---------------

(1) Represents 1997 bonuses paid on January 2, 1998.

     Stock Option Grants In Last Fiscal Year. The following table provides information relating to stock options granted to the following executive officers for the year ended December 31, 1997.

                                                INDIVIDUAL GRANTS
                               ---------------------------------------------------
                                              % OF TOTAL
                                               OPTIONS                               POTENTIAL REALIZABLE VALUE AT
                               NUMBER OF      GRANTED TO                              ASSUMED ANNUAL RATE OF STOCK
                               SECURITIES    EMPLOYEES OF    EXERCISE                PRICE APPRECIATION FOR OPTION
                               UNDERLYING    THE COMPANY     OR BASE                              TERM
                                OPTIONS       IN FISCAL       PRICE     EXPIRATION   ------------------------------
NAME                            GRANTED          YEAR         ($/SH)       DATE          5%($)           10%($)
----                           ----------    ------------    --------   ----------   -------------   --------------
George M. Miller, II.........   600,000(1)       19.0%        $23.88     10/10/07       $9,008,916      $22,830,361
David M. Resha...............    50,000(1)        1.6          17.00      8/15/07          534,560        1,354,681
Carl W. Stratton.............    30,000           1.0          13.97      4/03/07          263,546          667,878
                                 50,000(1)        1.6          18.75      9/02/07          589,589        1,494,134

---------------

(1) The issuance of these options is conditioned upon the approval of an increase in the number of shares available for grant under the 1996 Incentive Stock Option Plan (the "1996 Employee Plan") by the shareholders of the Company at the next annual meeting of shareholders.

EMPLOYEE STOCK OPTIONS

     For the purpose of providing employees who have substantial responsibility for the management of the Company with additional incentives to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to attract and retain executive personnel of outstanding ability, the Company has adopted the Amended and Restated 1994 Employee Stock Option Plan (the "1994 Employee Plan"), and the 1996 Employee Plan. The following is a summary of certain provisions of the 1994 Employee Plan and the 1996 Employee Plan.

     1994 Employee Plan. The total number of shares for which options may be granted under the 1994 Employee Plan is 1,000,000 and options for the purchase of 968,000 shares of Common Stock have been granted. The 1994 Employee Plan is administered by a committee of the Board of Directors, consisting of at least two members who are not eligible for grants of options or other equity securities under the 1994 Employee Plan or any other employee plan of the Company or any of its affiliates. The committee determines the executive and other officers of the Company who are eligible to participate in the 1994 Employee Plan and the number of shares, if any, for which options may be granted to them. Sixty-nine people are potentially eligible to participate in the 1994 Employee Plan. Options granted under the 1994 Employee Plan are exercisable at a price equal to the fair market value of the Common Stock on the date the option is granted. No option may be exercised more than 10 years after the date of grant. Options granted under the 1994 Employee Plan are not transferable other than by the laws of descent and distribution and during the grantee's life may be exercised only by the grantee. Rights to exercise options terminate after a grantee ceases to be an employee for any reason, other than death, three months following the date of termination of employment. If a grantee dies before expiration of the option, his legal successors may exercise the option within one year of the employee's death. Shares purchased upon exercise of options must be paid for in cash or by the surrender of unrestricted shares of Common Stock or any combination thereof. The Company may lend the grantee up to the exercise price of the option to be exercised. Any such loan would be subject to certain terms set out in the Plan and limitations imposed by the SBA. The 1994 Employee Plan will terminate when options have been granted on the total number of shares authorized by it or by action of the Board of Directors, but in no event later than November 18, 2004.

     1996 Employee Plan. The 1996 Employee Plan authorizes the issuance of up to 2,280,000 shares of the Company's Common Stock. As of December 31, 1997, options for the purchase of 4,527,098 shares of the Common Stock have been granted by the Company under the plan (options with respect to 2,247,098 shares of which are subject to the approval of an increase in the number of shares available for grant under the 1996 Employee Plan at the next annual meeting of shareholders). Awards under the 1996 Employee Plan may be made to key employees and officers. The number of people currently eligible for awards is 74. The 1996 Employee Plan is administered by a committee of at least two disinterested individuals appointed by the Board of Directors, which currently is the Compensation Committee (the "Committee").

     Incentive stock options ("ISO") and non-qualified stock options may be granted as the Committee determines, subject to certain per person limitations on awards. A stock option is exercisable at the times and subject to the terms and conditions which the Committee determines. The option price for any ISO will not be less than 100% (110% in the case of certain 10% shareholders) of the fair market value of the Common Stock on the date of grant. Shares purchased upon exercise of options must be paid for in cash or by surrender of unrestricted shares of Common Stock or any combination thereof. The Board of Directors may cause the Company to lend to the grantee up to the exercise price of the option being exercised. Any such loan is subject to terms set out in the Plan, including as to collateral and interest rate. Options granted under the 1996 Employee Plan can be assigned or transferred by will or by the laws of descent and distribution, and the Committee has the discretion to permit transfer of options to family members (or trusts established for the benefit of family members) if permitted under the 1940 Act. During the lifetime of an optionee, an option is exercisable only by the optionee. The Committee determines the term of the option, which may not exceed 10 years. An option may be exercised at any time or from time to time or only after a period of time or in installments, as the Committee determines, except that options granted to officers of the Company will not be exercisable for at least six months after the date of grant. Upon termination of an option holder's employment for Cause (as defined in the 1996 Employee Plan), that employee's stock options will terminate. If employment is involuntarily terminated without Cause, options (if exercisable) are exercisable for three months or until the end of the option period, whichever is shorter. Upon death or disability of an employee, exercisable stock options are exercisable by the deceased employee's representative within the lesser of the remainder of the option period or one year from the employee's death. In the event of certain extraordinary corporate events, such as a sale of substantially all its assets or a merger or share exchange in which the Company is not the surviving corporation, all outstanding options under the 1996 Employee Plan shall immediately become fully exercisable. The 1996 Employee Plan may be amended by the Board of Directors, except that the approval of the Company's shareholders is required to increase the total number of shares reserved for the 1996 Employee Plan or to materially increase the benefits accruing to participants under the 1996 Employee Plan.

     The following table sets forth certain information with respect to options that have been granted as of December 31, 1997 under the 1994 Employee Plan and the 1996 Employee Plan. The information in the chart below reflects the two-for-one stock split effective January 30, 1998:

                                                       NUMBER OF SHARES       EXERCISE PRICE
                  NAME AND POSITION                    SUBJECT TO OPTION        PER SHARE
                  -----------------                    -----------------      --------------
George M. Miller, II,.................................         300,000(1)      $       5.50
  President and Chief Executive Officer                        113,932(2)              9.25
                                                               113,932(3)              9.32
                                                               448,230(4)             15.00
                                                               600,000(5)             23.88
David M. Resha........................................         250,000(6)              6.75
  Chief Operating Officer                                       50,000(6)             17.00
Carl W. Stratton......................................         100,000(7)             11.63
  Chief Financial Officer                                       50,000(8)             15.88
                                                                30,000(8)             13.97
                                                                50,000(8)             18.75
Employees, as a group (48 persons)....................       5,495,098(9)(10)  $5.50-$23.88

---------------

 (1) This option vests 25% on August 1, 1997, 25% on August 1, 1998 and 50% on August 1, 1999 and as of the date hereof Mr. Miller had exercised this option with respect to 75,000 shares.
 (2) This option vests 20% per year beginning December 15, 1996 and as of the date hereof Mr. Miller had exercised this option with respect to 22,786 shares.
 (3) This option vests 20% per year beginning February 1, 1997 and as of the date hereof Mr. Miller had exercised this option with respect to 2,428 shares.
 (4) This option vests 20% per year beginning October 1, 1997 and as of the date hereof Mr. Miller had exercised this option with respect to 14,786 shares.
 (5) This option vests 20% per year beginning October 10, 1998.
 (6) These options vest 20% per year beginning July 5, 1996 and as of the date hereof Mr. Resha had exercised the option with respect to 20,000 shares.
 (7) These options vest 20% per year beginning April 8, 1997.
 (8) These options vest 20% per year beginning October 1, 1996.
 (9) This number includes options for 164,000 shares that have been exercised.
(10) This number includes options to purchase 2,247,098 shares (including the option to purchase 600,000 shares granted to Mr. Miller, the option to purchase 50,000 shares granted to Mr. Resha and the option to purchase 50,000 shares granted to Mr. Stratton) that are subject to the approval of an increase in the number of shares available for grant under the 1996 Employee Plan by the Company's shareholders at the next annual meeting of shareholders.

NON-EMPLOYEE DIRECTOR STOCK OPTIONS

     In order to retain and attract highly qualified directors, and to ensure close identification of interests between non-employee directors and the Company's shareholders, the Company adopted the 1995 Stock Option Plan for Non-Employee Directors (the "Directors' Stock Option Plan"), which provides for the automatic grant of options to directors of the Company that are not employees or officers of the Company (other than John A. Morris, Jr., M.D.). No options were granted in 1995, options on 168,000 shares were granted in 1996, and options on 12,000 shares were granted in 1997. Any person who is initially elected a non-employee director in the future will automatically receive, on the date of election, an option to purchase 12,000 shares of Common Stock.

     The total number of shares for which options may be granted under the Directors' Stock Option Plan is 228,000 of which options to purchase 180,000 shares have been granted. The Directors' Stock Option Plan is administered by a committee of the Board of Directors comprised of directors who are not eligible to receive options under the Directors' Stock Option Plan. Options granted under the Directors Stock Option Plan are exercisable at a price equal to the fair market value of the Common Stock at the date of grant. No option may be exercised more than 10 years after the date of grant. Shares purchased upon exercise of options, must be paid for in cash, by surrender of unrestricted shares of Common Stock or any combination thereof. Options granted under the Directors' Stock Option Plan are not transferable other than by will or by the laws of descent and distribution and during the grantee's life may be exercised only by the grantee. If the grantee dies before expiration of the option, his legal successors may exercise the option within one year of the grantee's death. The Directors' Stock Option Plan may be terminated at any time by the Board of Directors, and will terminate on April 19, 2006. No increase in the number of shares authorized under the plan or material increase in the benefits to participants under the plan may be made without shareholders' approval.

                              CERTAIN TRANSACTIONS

     Raymond H. Pirtle, Jr., a director and shareholder of the Company, is a managing director and a member of the board of directors of SunTrust Equitable. SunTrust Equitable is one of the underwriters of this Offering and in connection therewith is entitled to the compensation set forth under the heading "Underwriting."

     Prior to the Conversion in February 1995, John C. Harrison and Jennifer K. Waugh, employees of the Company, were granted ownership interests in the Company. In connection therewith, each such employee executed a promissory note for the purchase price of such interest that bears interest at 7.25% per annum, payable annually, matures November 1, 2001, and is secured by a pledge of the Common Stock owned by each such employee. As of the date hereof, the outstanding principal balance of such promissory notes is as follows: Mr. Harrison, $440,142.16; and Ms. Waugh, $102,678.51.

     The Robinson-Humphrey Company, LLC ("Robinson-Humphrey"), one of the underwriters in this Offering, was engaged by the Company as its exclusive placing agent in connection with the obtaining and placement of the ING Credit Facility. Robinson-Humphrey has received a fee equal to 0.5% of the aggregate debt commitment. In addition, Sirrom agreed to indemnify Robinson-Humphrey with respect to certain matters.

     L. Edward Wilson, a director and shareholder of the Company, has entered into a consulting arrangement with the Company pursuant to which he is paid $75,000 for the business analysis and technical due diligence services he provides with respect to potential portfolio companies and workout situations.

     George M. Miller, II, President, Chief Executive Officer and director of the Company, has entered into an aircraft lease agreement with the Company pursuant to which he leases an aircraft to the Company for $17,000 a month. The aircraft lease is terminable by either party on 90 days notice.

                       PRINCIPAL AND SELLING SHAREHOLDERS

     Of the 50,000,000 shares of Common Stock, no par value, authorized, there are 31,094,708 shares of Common Stock outstanding and approximately 4,700 holders of the Company's Common Stock, including approximately 150 holders of record. The Company has no other class of securities outstanding. The following table sets forth certain ownership information as of January 30, 1998 with respect to the Common Stock for (i) those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of the outstanding Common Stock and (ii) all officers and directors, as a group. Unless otherwise indicated, all shares are owned beneficially and of record by each shareholder.

                                                             NUMBER OF       PERCENTAGE OF SHARES
                                                             SHARES TO           OUTSTANDING
                                                             BE SOLD IN    ------------------------
                                                 AMOUNT         THE          BEFORE        AFTER
NAME AND ADDRESS                                  OWNED       OFFERING     OFFERING %    OFFERING %
----------------                                ---------    ----------    ----------    ----------
John A. Morris, Jr., M.D.(1)..................  4,786,408      618,000(2)     15.4%         11.5%(3)
  243 Medical Center South
  2100 Pierce Avenue
  Nashville, TN 37212
Sirrom Partners, L.P..........................  4,070,296      618,000(2)     13.1           9.6(3)
  500 Church Street
  Suite 200
  Nashville, TN 37219
Putnam Investments, Inc.(4)...................  3,149,342           --        10.1           8.7
  One Post Office Square
  Boston, MA 02109
Pilgrim Baxter & Associates, Ltd.(5)..........  2,067,200           --         6.6           5.7
  1255 Drummers Lane, Suite 300
  Wayne, PA 19087
Provident Investment Counsel, Inc.(6).........  1,567,174           --         5.0           4.3
  300 N. Lake Ave., Suite 1001
  Pasadena, CA 91101
H. Hiter Harris, III..........................    672,958       66,000(2)      2.2           1.7(3)
  1313 East Main St., Suite 300
  Richmond, VA 23219
Christopher H. Williams.......................    669,958       66,000(2)      2.2           1.7(3)
  1313 East Main St., Suite 300
  Richmond, VA 23219
Executive officers and directors, as a group
  (13 persons)................................  8,423,300(7)   750,000(2)     27.1          21.3(3)

---------------

  * Less than one percent.

(1) Includes 4,070,296 shares owned of record by Sirrom Partners, L.P., a limited partnership owned by Dr. Morris and his family, and 716,112 shares owned of record by Sirrom, Ltd., a limited partnership whose general partner is All Scarlet, Inc., a corporation owned 50% by Dr. Morris and 50% by Alfred H. Morris, the brother of Dr. Morris. Dr. Morris has shared voting power and shared investment power with respect to all of these shares.
(2) An additional 750,000 shares of Common Stock may be sold by the Selling Shareholders if the over-allotment option is exercised in full by the Underwriters (as defined herein).
(3) Assumes full exercise of the over-allotment option. In the event the over-allotment option is not exercised, the percentage of shares owned after the Offering would be 13.2% for Dr. Morris, 11.3% for Sirrom Partners, L.P., 1.9% for Mr. Harris, 1.9% for Mr. Williams and 23.3% for executive officers and directors, as a group.

(4) All of these shares are not beneficially owned by Putnam Investments, Inc., but it or its subsidiaries may exercise investment discretion with respect to such shares. This information is based on the information included in the
    Schedule 13G filed with the Commission by Putnam Investments, Inc. on January 27, 1998.
(5) Pilgrim Baxter & Associates, Ltd., an institutional investment manager, does not beneficially own the referenced shares but may exercise investment discretion with respect to such shares, and accordingly files a quarterly report on Form 13F with the Commission.
(6) This information is based on the information included in the Schedule 13G filed with the Commission by Provident Investment Counsel, Inc. on December 11, 1997.
(7) This number includes options to purchase 1,522,864 shares granted to executive officers that vest over varying periods of time.

                          DETERMINATION OF NET ASSET VALUE

     The net asset value per share of Common Stock is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities by the total number of shares outstanding on the date as of which the determination is made.

     In making its valuation determination, the Board of Directors generally adheres to a valuation policy approved by the SBA and adopted by the Board of Directors. In calculating the value of the Company's total assets, securities that are traded in the over-the-counter market or on a stock exchange are valued at the average bid at close or closing price, as the case may be, for the valuation date and the preceding two days, unless the investment is subject to a restriction that requires a discount from such price, which is determined by the Board of Directors. All other investments are valued at fair value as determined in good faith by the Board of Directors. In making such determination, the Board of Directors will value loans and nonconvertible debt securities for which there exists no public trading market at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser value, at which time unrealized depreciation would be recognized. Convertible debt securities and warrants are valued to reflect the value of the underlying equity security less the conversion or exercise price. In valuing equity securities for which there exists no public trading market, investment cost is presumed to represent fair value except in cases where the valuation policy provides that the Board of Directors may determine fair value on the basis of (i) financings by unaffiliated investors, (ii) a history of positive cash flow from operations for two years using a conservative financial measure such as earnings ratios or cash flow multiples, (iii) the market value of comparable publicly traded companies (discounted for illiquidity) and (iv) other pertinent factors. The Board of Directors also considers recent operating results of a portfolio company or offers to purchase the portfolio company's securities when valuing a warrant.

     A substantial portion of the Company's assets will consist of securities carried at fair values determined by its Board of Directors. Determination of fair values involves subjective judgment not susceptible to substantiation by auditing procedures. Accordingly, under current standards, the accountants' opinion on the Company's financial statements in its annual report refers to the uncertainty with respect to the possible effect on the financial statements of such valuations.

                               REINVESTMENT PLAN

     Pursuant to the Reinvestment Plan a shareholder whose shares are registered in his own name can have all dividends (including quarterly net income dividends and the annual capital gains dividend) reinvested in additional shares of Common Stock by the Reinvestment Plan Administrator if the shareholder enrolls in the Reinvestment Plan by delivering an Authorization Form to the Reinvestment Plan Administrator prior to the corresponding dividend declaration date. All distributions to shareholders who do not participate in the Reinvestment Plan will be paid by check mailed directly to the record holder by or under the direction of the Reinvestment Plan Administrator. A shareholder may terminate participation in the Reinvestment Plan by delivering a written letter to the Reinvestment Plan Administrator before the record date of the next dividend.

     When the Company declares a dividend, shareholders who are participants in the Reinvestment Plan will receive the equivalent of the amount of the dividend in shares of the Company's Common Stock. If the market price per share of Common Stock on the dividend payment date equals or exceeds net asset value per share on that date, then the Company will issue new shares of Common Stock to participants at the greater of net asset value or 95% of the then current market price. Such new shares will be issued on the dividend payment date.

     If the market price per share of Common Stock on the dividend payment date is less than the net asset value per share on that date, then the Reinvestment Plan Administrator will buy shares in the open market, on the NYSE or elsewhere. If, before the Reinvestment Plan Administrator has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average price per share paid by the Reinvestment Plan Administrator may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend had been in shares newly-issued by the Company. In the case of shares purchased by the Reinvestment Plan Administrator in the open market, on the NYSE or elsewhere, the Reinvestment Plan Administrator will apply all cash received on account of a dividend as soon as practicable, but in no event later than 30 days, after the payment date of the dividend except to the extent necessary to comply with applicable provisions of the federal securities laws. The number of shares to be purchased by the Reinvestment Plan Administrator will be calculated on the basis of the average price of all shares purchased for that period, including brokerage commissions, and will be credited to the participants' accounts as of the payment date of the dividend.

     For purposes of the Reinvestment Plan, the market price of the Company's Common Stock on a particular date is the average for the 15 preceding trading days of the last sale price on the NYSE on such days. Net asset value per share of Common Stock on a particular date is as determined by or on behalf of the Company.

     The Reinvestment Plan Administrator will maintain all shareholder accounts in the Reinvestment Plan and will furnish written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Reinvestment Plan participant will be held by the Reinvestment Plan Administrator in non-certificated form in the name of the participant, and each shareholder's proxy will include shares purchased pursuant to the Reinvestment Plan.

     There is no charge to participants for reinvesting dividends. The fees of the Reinvestment Plan Administrator for handling the reinvestment of dividends will be included in the fee to be paid by the Company to its transfer agent. However, each participant will bear a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Administrator's open market purchases in connection with the reinvestment of dividends.

     THE REINVESTMENT OF DIVIDENDS WILL NOT RELIEVE PARTICIPANTS OF ANY INCOME TAX THAT MAY BE PAYABLE ON DIVIDENDS. SEE "TAXATION."

     The Company reserves the right to amend or terminate the Reinvestment Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Reinvestment Plan. The Plan also may be amended or terminated by the Reinvestment Plan Administrator with the Company's prior written consent, on at least 90 days' written notice to participants in the Reinvestment Plan. All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Administrator by mail at 1525 West W.T. Harris Blvd., Charlotte, North Carolina 28288-1153 or by phone at 1-800-829-8432.

                                    TAXATION

     The following discussion is a general summary of the material federal income tax considerations applicable to the Company and to an investment in the Common Stock and does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Code, applicable Treasury Regulations, administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. Prospective shareholders should consult their own tax advisors with respect to the tax considerations which pertain to their purchase of the Common Stock. This summary does not discuss all aspects of federal income taxation relevant to holders of the Company's Common Stock in light of their personal circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including foreign taxpayers, dealers in securities or financial institutions. This summary does not discuss any aspects of foreign, state, or local tax laws.

TAX STATUS

     The Company has qualified for and elected to be treated as a RIC under Subchapter M of the Code. SII and SFC have elected the same tax treatment. If each of the Company, SII and SFC continues to qualify as a RIC and distributes to the shareholders or the Company, as appropriate, each year in a timely manner at least 90% of its "investment company taxable income," as defined in the Code (in general, taxable income excluding net capital gains), each such entity will not be subject to federal income tax on the portion of its taxable income and gains it distributes to shareholders. However, the Company, SII and SFC each would be subject to corporate income tax on any of its undistributed investment company taxable income and net capital gain. In addition, if each of the Company, SII and SFC distributes in a timely manner (or treats as "deemed distributed" as described below) 98% of its capital gain net income for each one year period ending on October 31 (or December 31, if so elected by the Company, SII or SFC), and distributes 98% of its investment company taxable income for each calendar year (as well as any income not distributed in prior years), it will not be subject to the 4% nondeductible federal excise tax on certain undistributed income. For purposes of the excise tax, any income or capital gains retained by and taxed as "investment company taxable income" or a net capital gain in the hands of the Company, SII or SFC, as the case may be, will be treated as having been distributed. The Company believes that it is likely, and SII and SFC believe that it is possible, that they will have to pay excise tax on undistributed investment company taxable income.

     In order to continue to qualify as a RIC for federal income tax purposes, each of the Company, SII and SFC must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and other narrowly defined types of income derived with respect to its business of investing in such stock or securities; (b) diversify its holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of its assets consists of cash, cash items, government securities, the securities of other RICs and investments in other securities which, with respect to any one issuer, do not represent more than 5% of the assets of the investment company nor more than 10% of the outstanding voting securities of the issuer and (ii) no more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of one issuer or of two or more issuers that are controlled by the regulated investment company and are engaged in the same or similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income each taxable year.

     There is no requirement that all of the corporations in a controlled group that includes a RIC must qualify as RICs. As a general rule in the application of the tests to qualify as a RIC, the parent corporation and each of its subsidiaries are tested separately and cannot be consolidated. However, in ascertaining the value of a RIC's investment in the securities of an issuer for purposes of the 25% test described in the preceding paragraph, the RIC's direct investment in the issuer is added to its proper proportion of an investment in the securities of the same issuer made by any other corporation which qualifies as a member of a "controlled group" (defined with reference to a chain of corporations with a 20% ownership threshold). See "Prospectus Summary." It is possible that the existence and operation of Harris Williams or other subsidiaries in the future could cause the Company, SII or SFC not to qualify as a RIC.

     Certain types of income which are earned by the Company and its subsidiaries, such as loan processing fees, may not qualify for purposes of satisfying the 90% of gross income test mentioned above. A failure to satisfy the 90% test cannot be corrected after the end of the taxable year. Because each of SII, SFC and the Company must satisfy this 90% test on a stand alone basis, even if the 90% test is satisfied on a consolidated basis, it is possible that one or more of the subsidiaries, or the Company, may fail to satisfy this test and lose its status as a RIC.

     If the Company, SII or SFC were to fail to qualify as a RIC, it would not be entitled to a deduction for dividends paid and would be subject to a corporate level tax on all of its taxable income, whether or not distributed. In addition, if one of SII or SFC were to fail to qualify as a RIC, it would likely cause the Company to fail to qualify as a RIC. In this event, the corporate income tax could be substantial and there would be a substantial reduction in the Company's or subsidiary's net assets, or both of their net assets. Moreover, future distributions to the Company's shareholders could be reduced because of the loss of any tax deduction for payment of such dividends.

TAXATION OF SHAREHOLDERS

     For any period during which the Company qualifies as a RIC for tax purposes, dividends to shareholders of the Company's ordinary income (including dividends, interest and original issue discount) and any distributions of net short-term capital gains generally will be taxable as ordinary income to shareholders (and not as short-term capital gains) to the extent of the Company's current or accumulated earnings and profits. Distributions of the Company's net long-term capital gains properly designated by the Company as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of the shareholder's holding period in his shares. The foregoing rules apply to both dividends paid in cash or in additional shares of Common Stock under the Company's Reinvestment Plan.

     Under recent legislation, long-term capital gains may be broken down into additional categories of gain, taxable at different rates for shareholders who are individuals. Properly designated capital gain dividends comprising gains with respect to assets held by the Company for more than one year but less than eighteen months will be taxable at a maximum rate of 28% in the hands of an individual shareholder ("28% rate gain distribution"), while properly designated capital gain dividends comprising gains with respect to assets held by the Company for more than eighteen months will be taxable at a maximum rate of 20% in the hands of an individual shareholder ("20% rate gain distributions"). Distributions in excess of the Company's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as capital assets). Corporate shareholders should consult their own tax advisers.

     In addition, the Company may elect to relate back a dividend to the prior taxable year for the purposes of (i) determining whether the 90% distribution requirement is satisfied, (ii) computing investment company taxable income and
(iii) determining the amount of capital gain dividends paid during the prior taxable year. Any such election will not alter the general rule that a shareholder will be treated as receiving a dividend in the taxable year in which the distribution is made. Any dividend declared by the Company in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by the Company and received by the shareholders on December 31 of the previous year.

     Shareholders should be careful to consider the tax implications of buying shares just prior to the record date for a distribution. Even if the price of the shares includes the amount of the forthcoming distribution the shareholder will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against tax basis in the shares.

     To the extent that the Company retains any net capital gains (defined as the excess of net long-term capital gain over short-term capital loss), it may designate them as "deemed distributions" and pay a tax thereon for the benefit of its shareholders. In that event, the shareholders report their share of the Company's retained realized capital gains on their individual tax returns as if it had been received, and such shareholders are entitled to a refund or credit for the tax paid by the Company. The amount of the deemed distribution net of such tax is then added to the shareholder's adjusted tax basis for his shares. Since the Company expects to pay tax on net capital gains at the regular corporate tax rate of 35%, and the maximum rate payable by individuals on such gains generally is 20% or 28%, depending on whether the deemed distribution qualifies as a 20% rate gain distribution or a 28% rate gain distribution as discussed above, the amount of credit or refund that individual shareholders may claim will exceed the amount of tax that they would be required to pay on capital gains. Shareholders who are not subject to federal income tax or tax on capital gains should be able to file a return on the appropriate form or claim a refund that allows them to recover the tax paid on their behalf.

     A shareholder will recognize taxable gain or loss if the shareholder sells or exchanges his shares. Any gain arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or exchange of shares generally will be capital gain if the shares are held as capital assets. This capital gain or loss will be included in the determination of a shareholder's adjusted net capital gain if the shareholder has held his shares for more than eighteen months. Under current law, capital gains recognized by individual shareholders generally will be taxable at a maximum rate of (i) 28% with respect to shares that are held for more than one year but not more than eighteen months or (ii) 20% with respect to shares that are held for more than eighteen months.

     The Company may be required to withhold U.S. federal income tax at the rate of 31% of all taxable dividends and distributions payable to shareholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications or regarding whom the Company has been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

     Federal withholding taxes at a 30% rate (or a lesser treaty rate) may apply to distributions to shareholders that are nonresident aliens or foreign partnerships, trusts or corporations. Foreign shareholders should consult their tax advisors with respect to the possible U.S. federal, state and local and foreign tax consequences of an investment in the Company.

     The Company will mail to each shareholder, as promptly as possible after the end of each fiscal year, a notice detailing, on a per share and per distribution basis, the amounts includable in such shareholder's taxable income for such year as net investment income, as net realized capital gains (if applicable), as "deemed" distributions of capital gains and as taxes paid by the Company with respect thereto. In addition, the federal tax status of each year's distributions will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Company.

                          DESCRIPTION OF CAPITAL STOCK

     The Company is authorized to issue 50,000,000 shares of Common Stock. Of the shares of Common Stock authorized for issuance, 31,094,708 are outstanding, 1,000,000 are reserved for issuance under the 1994 Employee Plan (all of which have been issued), 228,000 shares are reserved for issuance under the Directors' Stock Option Plan (180,000 of which have been issued), and 2,280,000 shares, are reserved for issuance under the 1996 Employee Plan (options with respect to all of the reserved shares have been issued and options with respect to an additional 2,247,098 shares have been issued subject to approval of an increase in the number of shares available under the 1996 Employee Plan by the shareholders of the Company at the next annual meeting).

COMMON STOCK

     The holders of Common Stock are entitled to one vote per share on all matters to be voted on by shareholders and are not entitled to cumulative voting in the election of directors, which means that the holders of a majority of the shares voting for the election of directors can elect all of the directors then standing for election by the holders of Common Stock. The holders of Common Stock are entitled to share ratably in such dividends, if any, as may be declared from time to time by the Board of Directors in its discretion out of funds legally available therefor. The holders of Common Stock are entitled to share ratably in any assets remaining after satisfaction of all prior claims upon liquidation of the Company. The Company's Charter gives holders of Common Stock no preemptive or other subscription or conversion rights, and there are no redemption provisions with respect to such shares. All outstanding shares of Common Stock are, and the shares offered hereby will be, when issued and paid for, fully paid and nonassessable.

ANTI-TAKEOVER LEGISLATION

     In addition to the restrictions on changes of control of an SBIC under the SBIA and the SBA Regulations described under "Regulation," the Company is subject to the Tennessee Business Combination Act (the "Combination Act"). The Combination Act provides that any corporation to which it applies, including the Company, shall not engage in any "business combination" with an "interested shareholder" for a period of five years following the date that such shareholder became an interested shareholder unless prior to such date the board of directors of the corporation approved either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder.

     The Combination Act defines "business combination," generally, to mean any
(i) merger or consolidation; (ii) share exchange; (iii) sale, lease, exchange, pledge, mortgage or other transfer (in one transaction or a series of transactions) of assets representing 10% or more of (A) the market value of consolidated assets, (B) the market value of the corporation's outstanding shares or (C) the corporation's consolidated net income; (iv) issuance or transfer of shares from the corporation to the interested shareholder; (v) plan of liquidation; (vi) transaction in which the interested shareholder's proportionate share of the outstanding shares of any class of securities is increased; or (vii) financing arrangements pursuant to which the interested shareholder, directly or indirectly, receives a benefit except proportionately as a shareholder.

     The Combination Act defines "interested shareholder," generally, to mean any person who is the beneficial owner, directly or indirectly, of 10% or more of any class or series of the outstanding voting stock, or any affiliate or associate of the corporation who has been the beneficial owner, directly or indirectly, of 10% or more of the voting power of any class or series of the corporation's stock at any time within the five year period preceding the date in question. Consummation of a business combination that is subject to the five-year moratorium is permitted after such period if the transaction (i) complies with all applicable charter and bylaw requirements and applicable Tennessee law and (ii) is approved by at least two-thirds of the outstanding voting stock not beneficially owned by the interested shareholder, or when the transaction meets certain fair price criteria. The fair price criteria include, among others, the requirement that the per share consideration received in any such business combination by each of the shareholders is equal to the highest of
(i) the highest per share price paid by the interested shareholder during the preceding five year period for shares of the same class or series plus interest thereon from such date at a treasury bill rate less the aggregate amount of any cash dividends paid and the market value of any dividends paid other than in cash since such earliest date, up to the amount of such interest, (ii) the highest preferential amount, if any, such class or series is entitled to receive on liquidation, or (iii) the market value of the shares on either the date the business combination is announced or the date when the interested shareholder reaches the 10% threshold, whichever is higher, plus interest thereon less dividends as noted above.

     The Tennessee Greenmail Act (the "Greenmail Act") prohibits the Company from purchasing or agreeing to purchase any of its securities, at a price in excess of fair market value, from a holder of 3% or more of any class of such securities who has beneficially owned the securities for less than two years, unless such purchase has been approved by a majority of the outstanding shares of each class of voting stock issued by the Company or the Company makes an offer of at least equal value per share to all holders of shares of such class.

     The effects of this legislation may be to render more difficult a change of control of the Company by delaying, deferring or preventing a tender offer or takeover attempt that a shareholder might consider to be in such shareholder's best interest, including those attempts that might result in the payment of a premium over the market price for the shares held by such shareholder, and may promote the continuity of the Company's management by making it more difficult for shareholders to remove or change the incumbent members of the Board of Directors.

                              BROKERAGE ALLOCATION

     The Chief Financial Officer is responsible for the selection of brokers-dealers that execute transactions with respect to publicly traded stock held in the Company's portfolio. The Chief Financial Officer directs portfolio transactions to broker-dealers for execution on terms and at rates that he believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker-dealer. The Chief Financial Officer seeks the best net results for the Company, taking into account such factors as the price, including the applicable brokerage commission or dealer spread, size of the order, difficulty of execution and operational facilities of the firm involved. While the Chief Financial Officer seeks reasonable competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. Thus, although the Chief Financial Officer may direct portfolio transactions without necessarily obtaining the lowest price at which such broker-dealer, or another, may be willing to do business, the Chief Financial Officer seeks the best value to the Company on each trade that circumstances in the marketplace permit, including the value inherent in on-going relationships with quality broker-dealers. For the year ended December 31, 1997, the Company had paid $78,662 in brokerage commissions, $48,867 of which was paid to SunTrust Equitable, $15,064 of which was paid to J.C. Bradford & Co. and $6,096 of which was paid to Robinson-Humphrey.

                                   REGULATION

     The Company is presently a BDC and as such is regulated under the 1940 Act. SII is presently an SBIC and as such is regulated by the SBIA and is subject to the SBA Regulations and the 1940 Act. SII and SFC are also registered investment companies and, therefore, subject to the provisions of the 1940 Act as modified by certain exemptive orders received by the Company from the Commission.

     As an SBIC, SII may only make loans to or investments in "small business concerns," as defined by the SBIA and the SBA Regulations. A "small business concern," as defined in the SBIA and the SBA Regulations is a business concern that is independently owned and operated and which is not dominant in its field of operation. A small business concern must either (i) have a net worth, together with any affiliates, of $18.0 million or less and an average net income after federal income taxes for the preceding two years of $6.0 million or less (average net income to be computed without benefit of any carryover loss) or
(ii) satisfy alternative criteria under the SBA Regulations that focus on the industry in which the business is engaged and the number of persons employed by the business or its gross revenues. In addition at the end of each fiscal year, 20% of the total amount of investments made since April 8, 1994 must be made to concerns that (i) have a net worth of not more than $6.0 million and not more than $2.0 million in average net income after federal income taxes for the preceding two years, or (ii) satisfy alternative industry-related size criteria. The SBA Regulations also prohibit an SBIC from providing funds to a small business concern for certain purposes, such as relending and investment outside the United States.

     The amount of annual interest payments SII may charge its borrowers is limited by the SBA Regulations. Under these regulations, the maximum annual financing costs (including interest) of loans with equity features to small business concerns may not exceed the greater of 14% or 6 percentage points above the "Debenture Rate." As defined in the SBA Regulations, the "Debenture Rate" is the interest rate announced, from time to time, by the SBA on SBA debentures. As of December 31, 1997, the maximum annual financing costs applicable to SII were 14%. The SBA Regulations also allow an SBIC to charge a processing fee of up to 3%, which fee is not included in the financing cost calculation.

     The SBA restricts the ability of an SBIC to repurchase its capital stock, to retire its debentures and to lend money to its officers, directors and employees or invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a "change of control" or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of an SBIC. A "change of control" is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

     The Company is a closed-end, non-diversified investment company that has elected to be treated as a BDC and, as such, is subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as defined in the 1940 Act. In addition, the 1940 Act provides that the Company may not change the nature of its business so as to cease to be, or to withdraw its election as, a business development company unless so authorized by the vote of a majority, as defined in the 1940 Act, of its outstanding voting securities.

     The Company is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the shares offered hereby if its asset coverage of any Senior Security is at least 200% immediately after each such issuance. Debt securities issued to the SBA are not subject to this asset coverage test. In connection with the transfer of its SBIC operations to SII and the formation of SFC, the Company obtained certain exemptive relief from the Commission with respect to certain provisions of the 1940 Act. Accordingly, the Company, SII and SFC may each incur indebtedness so long as after incurring such indebtedness the Company, individually, and the Company and each of its investment company subsidiaries on a consolidated basis, meets the 200% asset coverage test. In addition, while Senior Securities are outstanding, provisions must be made to prohibit any distribution to shareholders or the repurchase of such securities or shares unless the Company meets the applicable asset coverage ratios at the time of the distribution or repurchase. The Company may also borrow amounts up to 5% of the value of its total assets for temporary or emergency purposes.

     Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55 (a) of the 1940 Act ("Qualifying Assets") unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the Company's total assets. Securities issued by Canadian small businesses will not be Qualifying Assets. However, based on the Company's total assets at December 31, 1997, the Company could acquire or originate up to $153.6 million in non-Qualifying Assets and retain its BDC status. The principal categories of Qualifying Assets relevant to the proposed business of the Company are the following:

          (1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is defined in the 1940 Act as any issuer which:

             (a) is organized under the laws of, and has its principal place of business in, the United States;

             (b) is not an investment company other than a small business investment company wholly-owned by the business development company; and

             (c) does not have any class of securities with respect to which a broker or dealer may extend margin credit.

          (2) Securities of any eligible portfolio company which is controlled by the business development company.

          (3) Securities received in exchange for or distributed on or with respect to securities described in (1) or (2) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

          (4) Cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

     In addition, a business development company must have been organized (and have its principal place of business) in the United States for the purpose of making investments in the types of securities described in (1) or (2) above. However, in order to count the securities as Qualifying Assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must make available to the issuer of the securities significant managerial assistance; except that, where the company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. By the making of loans to small concerns, SBICs are deemed to provide significant managerial assistance.

                                  UNDERWRITERS

     Under the terms and subject to the conditions in the Underwriting Agreement dated the date of this Prospectus (the "Underwriting Agreement"), the Company has agreed to sell an aggregate of 5,000,000 shares of Common Stock and the U.S. Underwriters named below, for whom Morgan Stanley & Co. Incorporated, The Robinson-Humphrey Company, LLC, J.C. Bradford & Co. and SunTrust Equitable Securities Corporation are serving as U.S. Representatives, have severally agreed to purchase, and the International Underwriters named below, for whom Morgan Stanley & Co. International Limited, The Robinson-Humphrey Company, LLC, J.C. Bradford & Co. and SunTrust Equitable Securities Corporation are serving as International Representatives, have severally agreed to purchase, the respective number of shares of Common Stock set forth opposite their names below:

                                                               NUMBER
                                                                 OF
NAME                                                           SHARES
----                                                          ---------
U.S. Underwriters:
  Morgan Stanley & Co. Incorporated.........................
  The Robinson-Humphrey Company, LLC........................
  J.C. Bradford & Co........................................
  SunTrust Equitable Securities Corporation.................
                                                              ---------
          Subtotal..........................................  4,000,000
                                                              ---------
International Underwriters:
  Morgan Stanley & Co. International Limited................
  The Robinson-Humphrey Company, LLC........................
  J.C. Bradford & Co........................................
  SunTrust Equitable Securities Corporation.................
                                                              ---------
          Subtotal..........................................  1,000,000
                                                              ---------
          Total.............................................  5,000,000
                                                              =========

     The U.S. Underwriters and the International Underwriters are collectively referred to as the "Underwriters." The Underwriting Agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the shares of Common Stock offered hereby are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to take and pay for all the shares of Common Stock offered hereby (other than those covered by the over-allotment option described below), if any such shares are taken.

     Pursuant to the Agreement Between U.S. Underwriters and International Underwriters, each U.S. Underwriter has represented and agreed that, with certain exceptions, (a) it is not purchasing any U.S. Shares (as defined below) being sold by it for the account of anyone other than a United States or Canadian Person (as defined below) and (b) it has not offered or sold, and will not offer or sell, directly or indirectly, any U.S. Shares or distribute any prospectus relating to the U.S. Shares outside the United States or Canada or to anyone other than a United States or Canadian Person. Pursuant to the Agreement Between U.S. and International Underwriters, each International Underwriter has represented and agreed that, with certain exceptions, (a) it is not purchasing any International Shares (as defined below) being sold by it for the account of any United States or Canadian Person and (b) it has not offered or sold, and will not offer or sell, directly or indirectly, any International Shares or distribute any prospectus relating to the International Shares within the United States or Canada or to any United States or Canadian Person. With respect to any Underwriter that is a U.S. Underwriter and an International Underwriter, the foregoing representations and agreements (i) made by it in its capacity as a U.S. Underwriter shall apply only to shares purchased by it in its capacity as a U.S. Underwriter, (ii) made by it in its capacity as an International Underwriter shall apply only to shares purchased by it in its capacity as an International Underwriter, and (iii) do not restrict its ability to distribute any prospectus relating to the shares of Common Stock to any person. The foregoing limitations do not apply to stabilization transactions or to certain other transactions specified in the Agreement Between U.S.

Underwriters and International Underwriters. As used herein, "United States or Canadian Person" means any national or resident of the United States or Canada or any corporation, pension, profit-sharing, or other trust or other entity organized under the laws of the United States or Canada or of any political subdivision thereof (other than a branch located outside the United States and Canada of any United States or Canadian Person) and includes any United States or Canadian branch of a person who is otherwise not a United States or Canadian Person. All shares of Common Stock to be purchased by the U.S. Underwriters and the International Underwriters under the Underwriting Agreement are referred to herein as the "U.S. Shares" and the "International Shares," respectively.

     Pursuant to the Agreement Between U.S. Underwriters and International Underwriters, sales may be made between the U.S. Underwriters and International Underwriters of any number of shares of Common Stock to be purchased pursuant to the Underwriting Agreement as may be mutually agreed. The per share price of any shares so sold shall be the Price to Public set forth on the cover page hereof, in United States dollars, less an amount not greater than the per share amount of the concession to dealers set forth below.

     Pursuant to the Agreement Between U.S. Underwriters and International Underwriters, each U.S. Underwriter has represented that it has not offered or sold, and has agreed not to offer or sell, any shares of Common Stock, directly or indirectly, in Canada in contravention of the securities laws of Canada or any province or territory thereof and has represented that any offer of shares of Common Stock in Canada will be made only pursuant to an exemption from the requirements to file a prospectus in the province or territory of Canada in which such offer is made. Each U.S. Underwriter has further agreed to send any dealer who purchases from it any shares of Common Stock a notice stating in substance that, by purchasing such shares of Common Stock, such dealer represents and agrees that it has not offered or sold, and will not offer or sell, directly or indirectly, any of such shares of Common Stock in Canada or to, or for the benefit of, any resident of Canada in contravention of the securities laws of Canada or any province or territory thereof and that any offer of shares of Common Stock in Canada will be made only pursuant to an exemption from the requirement to file a prospectus in the province of Canada in which such offer is made, and that such dealer will deliver to any other dealer to whom it sells any of such shares of Common Stock a notice to the foregoing effect.

     Pursuant to the Agreement Between U.S. Underwriters and International Underwriters, each International Underwriter has represented and agreed that (a) it has not offered or sold and during the period of six months from the closing date of the Offering will not offer or sell any shares of Common Stock to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing, or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations (1995) (the "Regulations"); (b) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 and the Regulations with respect to anything done by it in relation to the shares of Common Stock offered hereby in, from, or otherwise involving the United Kingdom; and (c) it has only issued or passed on and will only issue or pass on to any person in the United Kingdom any document received by it in connection with the issue of the shares of Common Stock if that person is of a kind described in
Article 11(3) of the Financial Services Act 1986, (Investment Advertisement) (Exemptions) Order 1996, or is a person to whom such document may otherwise lawfully be issued or passed on.

     Pursuant to the Agreement Between U.S. Underwriters and International Underwriters, each International Underwriter has represented and agreed that it has not offered or sold, and agrees not to offer or sell, directly or indirectly, in Japan or to or for the account of any resident thereof, any of the shares of Common Stock acquired in connection with the distribution contemplated hereby, except for offers or sales to Japanese International Underwriters or dealers and except pursuant to any exemption from the registration requirements of the Securities and Exchange Law of Japan. Each International Underwriter further agrees to send to any dealer who purchases from it any of the shares of Common Stock a notice stating in substance that, by purchasing such shares, directly or indirectly in Japan or to or for the account of any resident thereof except pursuant to any exemption from the registration requirements of the Securities and Exchange Law of Japan, and that such dealer will send to any other dealer to whom it sells any of such shares of Common Stock a notice containing substantially the same statement as contained in the foregoing.

     The Underwriters propose to offer part of the shares of Common Stock directly to the public at the Price to Public set forth on the cover page hereof and part to certain dealers at a price which represents a concession not in
excess of $          a share below the public offering price. After the initial offering of the shares of Common Stock, the offering price and other selling terms may from time to time be varied by the Underwriters.

     Pursuant to the Underwriting Agreement, the Selling Shareholders have granted the U.S. Underwriters an option, exercisable for 30 days from the date of this Prospectus, to purchase up to an aggregate of 750,000 additional shares of Common Stock at the Price to Public on the cover page hereof, less Underwriting Discounts and Commissions. The U.S. Underwriters may exercise such option to purchase solely for the purpose of covering over-allotments, if any, made in connection with the Offering. To the extent such option is exercised, each U.S. Underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of such additional shares of Common Stock as the number set forth next to such U.S. Underwriter's name in the preceding table bears to the total number of shares of Common Stock offered by the U.S. Underwriters hereby.

     The Company and all of its executive officers and directors and Selling Shareholders have agreed that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, they will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are now owned by such stockholder or acquired after the date of the Prospectus) or
(ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, for a period of 90 days after the date of this Prospectus, other than the sale to the Underwriters of any shares of Common Stock pursuant to the Underwriting Agreement. In addition, each Selling Shareholder agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

     The Company, the Selling Shareholders and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

     In order to facilitate the offering of the Common Stock, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Stock. Specifically, the Underwriters may overallot in connection with the offering creating a short position in the Common Stock for their own account. In addition, to cover overallotments or to stabilize the price of the Common Stock, the Underwriters may bid for, and purchase, shares of Common Stock in the open market. Finally, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing the Common Stock in the offering, if the syndicate repurchases previously distributed Common Stock in transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of the Common Stock above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

     The Underwriters and dealers may engage in passive market making transactions in the Common Stock in accordance with Rule 103 of Regulation M promulgated by the Commission. In general, a passive market maker may not bid for, or purchase, the Common Stock at a price that exceeds the highest independent bid. In addition, the net daily purchases made by any passive market maker generally may not exceed 30% of the average daily trading volume in the Common Stock during a specified two month period, or 200 shares, whichever is greater. A passive market maker must identify passive market making bids as such on the NYSE. Passive market making may stabilize or maintain the market price of the Common Stock above independent market levels. Underwriters and dealers are not required to engage in passive market making and may end passive market making activities at any time.

     Raymond H. Pirtle, Jr., a director of the Company, is also a managing director and member of the Board of Directors of SunTrust Equitable.

     The principal business address of each of the Representatives is as follows: Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036; The Robinson-Humphrey Company, LLC, 3333 Peachtree Road, N.E., Atlanta, Georgia 30326; J.C. Bradford & Co., 330 Commerce Street, Nashville, Tennessee 37201; and SunTrust Equitable Securities Corporation, 800 Nashville City Center, 511 Union Street, Nashville, Tennessee 37219-1743.

     Robinson-Humphrey, one of the underwriters in this Offering, has been engaged by the Company as its exclusive placing agent in connection with the obtaining and placement of the ING Credit Facility. Robinson-Humphrey has received a fee equal to 0.5% of the aggregate debt commitment. In addition, Sirrom agreed to indemnify Robinson-Humphrey with respect to certain matters.

                                 LEGAL MATTERS

     Certain legal matters with respect to the validity of the shares of Common Stock offered hereby will be passed upon for the Company by Bass, Berry & Sims PLC, Nashville, Tennessee. Certain legal matters related to the Offering will be passed upon for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP.

          CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

     The Company's securities are held under a Custodial Services Agreement with First American National Bank (Trust Department). The address of the custodian is First American Center, Nashville, Tennessee 37237. The Company's assets are held under bank custodianship in compliance with the 1940 Act. The Custodial Services Agreement with First American Trust Company provides for an annual fee, payable quarterly, equal to .015% of the first $100.0 million and .001% thereafter of the assets held pursuant to the Custodial Services Agreement. First Union National Bank will act as the Company's transfer and dividend paying agent and registrar. The principal business address of First Union National Bank is 230 South Tryon Street, Charlotte, North Carolina 28288-1153.

                            REPORTS TO SHAREHOLDERS

     The Company will furnish unaudited quarterly and audited annual reports to the holders of its securities. The annual report will include a list of investments held by the Company.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The audited financial statements included in this Prospectus and elsewhere in the Registration Statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. The principal business address of Arthur Andersen LLP is 424 Church Street, Nashville, Tennessee 37219.

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
SIRROM CAPITAL CORPORATION AND SUBSIDIARIES
Report of Independent Public Accountants....................  F-2
Consolidated Balance Sheets as of December 31, 1996 and
  1997......................................................  F-3
Consolidated Statements of Operations for the Years Ended
  December 31, 1995, 1996 and 1997..........................  F-4
Consolidated Statements of Changes in Partners' Capital and
  Shareholders' Equity for the Years Ended December 31,
  1995, 1996 and 1997.......................................  F-5
Consolidated Statements of Cash Flows for the Years Ended
  December 31, 1995, 1996 and 1997..........................  F-6
Notes to Consolidated Financial Statements..................  F-7
Quarterly Financial Information for the Years 1995, 1996 and
  1997 (unaudited)..........................................  F-17
Portfolio of Investments
  As of December 31, 1996...................................  F-19
  As of December 31, 1997...................................  F-28

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Sirrom Capital Corporation and
Subsidiaries:

     We have audited the accompanying consolidated balance sheets of SIRROM CAPITAL CORPORATION AND SUBSIDIARIES (see Note 1) as of December 31, 1996 and 1997, and the related consolidated statements of operations, changes in Partners' capital and shareholders' equity and cash flows for each of the years in the three year period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As explained in Note 2, the financial statements include investments valued at approximately $262,606,000 (95% of total assets) and approximately $482,652,000 (95% of total assets) as of December 31, 1996 and 1997, respectively, whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sirrom Capital Corporation and Subsidiaries at December 31, 1996 and 1997 and the results of their operations, the changes in Partners' capital and shareholders' equity and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                          /s/ ARTHUR ANDERSEN LLP

Nashville, Tennessee
January 30, 1998

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                                                                     DECEMBER 31,
                                                              ---------------------------
                                                                  1996           1997
                                                              ------------   ------------
                                         ASSETS

Investments, at fair value:
  Loans.....................................................  $221,487,385   $412,005,353
  Equity interests..........................................    34,965,801     55,210,669
  Warrants..................................................    15,893,828     24,543,035
  Other.....................................................     2,990,282      2,440,503
                                                              ------------   ------------
          Total investments (cost of $262,943,963 and
        $483,417,884, respectively).........................   275,337,296    494,199,560
Investment in unconsolidated subsidiary.....................       911,487        924,959
Cash and cash equivalents...................................     4,611,532      3,024,608
Interest receivable.........................................     2,870,138      4,483,640
Receivable from sale of investment..........................            --      1,498,240
Debt financing costs (less accumulated amortization of
  $920,289 and $1,776,700, respectively)....................     3,690,362      3,989,904
Furniture and equipment (less accumulated depreciation of
  $73,711 and $198,248, respectively).......................       275,454        918,253
Other assets................................................       316,797        197,235
                                                              ------------   ------------
          Total assets......................................  $288,013,066   $509,236,399
                                                              ============   ============

                          LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
  Debentures payable to Small Business Administration.......  $ 90,000,000   $ 90,000,000
  Revolving credit facilities...............................    30,858,213    124,250,000
  Interest payable..........................................     1,348,252      1,576,600
  Accounts payable, accrued expenses, and other
     liabilities............................................     2,852,942      5,435,621
  Dividend payable..........................................            --      5,405,267
  Accrued taxes payable.....................................     4,333,144        600,000
                                                              ------------   ------------
          Total liabilities.................................   129,392,551    227,267,488
                                                              ------------   ------------
Commitments and contingencies
Shareholders' equity:
  Common stock -- No par value, 50,000,000 shares
  authorized, 24,687,134 and 31,093,226 issued and
  outstanding, respectively.................................   140,061,092    251,056,925
  Notes receivable from employees...........................    (1,539,858)      (648,442)
  Undistributed net realized earnings.......................     7,705,948     20,778,752
  Unrealized appreciation of investments....................    12,393,333     10,781,676
                                                              ------------   ------------
          Total shareholders' equity........................   158,620,515    281,968,911
                                                              ------------   ------------
          Total liabilities and shareholders' equity........  $288,013,066   $509,236,399
                                                              ============   ============

        The accompanying notes are an integral part of these statements.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                  YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                             1995          1996          1997
                                                          -----------   -----------   -----------
OPERATING INCOME:
  Interest on investments...............................  $13,451,742   $24,395,072   $41,297,190
  Loan processing and other fees........................    1,899,692     3,166,117     6,988,813
  Other income..........................................      223,456       119,115        60,926
                                                          -----------   -----------   -----------
          Total operating income........................   15,574,890    27,680,304    48,346,929
                                                          -----------   -----------   -----------
OPERATING EXPENSES:
  Interest expense......................................    4,771,131     8,341,777     9,796,759
  Salaries and benefits.................................    1,081,478     2,994,500     5,001,264
  Other operating expenses..............................    1,412,358     1,942,456     3,348,852
  State income tax on interest..........................      109,035            --            --
  Amortization expense..................................      207,792       543,011       865,003
                                                          -----------   -----------   -----------
          Total operating expenses......................    7,581,794    13,821,744    19,011,878
                                                          -----------   -----------   -----------
            Subtotal....................................    7,993,096    13,858,560    29,335,051
Pretax income of unconsolidated subsidiary..............      811,610     3,264,051     3,698,781
                                                          -----------   -----------   -----------
          Net operating income..........................    8,804,706    17,122,611    33,033,832
Net realized gain on investments........................    1,759,513     9,462,991    10,722,158
Change in unrealized appreciation (depreciation) of
  investments...........................................    4,693,544     2,580,047    (1,611,657)
Provision for income taxes..............................   (1,020,321)   (4,270,054)     (838,175)
                                                          -----------   -----------   -----------
Net increase in shareholders' equity resulting from
  operations............................................  $14,237,442   $24,895,595   $41,306,158
                                                          ===========   ===========   ===========
Net increase in shareholders' equity resulting from
  operations per share:
     Basic..............................................  $       .90   $      1.11   $      1.37
                                                          ===========   ===========   ===========
     Diluted............................................  $       .89   $      1.08   $      1.30
                                                          ===========   ===========   ===========

        The accompanying notes are an integral part of these statements.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

          CONSOLIDATED STATEMENTS OF CHANGES IN PARTNERS' CAPITAL AND
                              SHAREHOLDERS' EQUITY

                                                                                                          UNREALIZED
                                                                          NOTES                          APPRECIATION
                                               COMMON STOCK            RECEIVABLE      UNDISTRIBUTED    (DEPRECIATION)
                           PARTNERS'    --------------------------        FROM          NET REALIZED          OF
                            CAPITAL       SHARES         AMOUNT         EMPLOYEES         EARNINGS       INVESTMENTS
                          -----------   -----------   ------------   ---------------   --------------   --------------
SIRROM CAPITAL, L.P.:
BALANCE, DECEMBER 31,
  1994..................  $25,398,519            --   $         --     $(1,980,000)     $ 4,679,053      $ 5,119,742
SIRROM CAPITAL
  CORPORATION:
  Effect of
    reorganization (Note
    1)..................  (25,398,519)   11,897,134     25,398,519              --               --               --
  Issuance of common
    stock...............           --     8,290,000     47,712,029              --               --               --
  Net increase in
    shareholders' equity
    resulting from
    operations..........           --            --             --              --        9,543,898        4,693,544
  Payment of
    dividends...........           --            --             --              --       (3,974,079)              --
  Distribution of
    capital gains.......           --            --             --              --       (1,201,000)              --
  Distribution of Harris
    Williams earnings...           --            --             --              --         (806,000)              --
  Designation of
    undistributed
    capital gains, net
    of tax (Note 10)....           --            --      1,369,419              --       (1,369,419)              --
                          -----------   -----------   ------------     -----------      -----------      -----------
BALANCE, DECEMBER 31,
  1995..................           --    20,187,134     74,479,967      (1,980,000)       6,872,453        9,813,286
  Issuance of common
    stock...............           --     4,600,000     59,223,301              --               --               --
  Stock options
    exercised...........           --        30,000        224,375              --               --               --
  Employee shares
    repurchased.........           --      (130,000)      (809,645)             --               --               --
  Payment on notes
    receivable..........           --            --             --         440,142               --               --
  Net increase in
    shareholders' equity
    resulting from
    operations..........           --            --             --              --       22,315,548        2,580,047
  Payment of
    dividends...........           --            --             --              --      (10,976,390)              --
  Distribution of
    capital gains.......           --            --             --              --         (577,200)              --
  Distribution of Harris
    Williams earnings...           --            --             --              --       (2,985,369)              --
  Designation of
    undistributed
    capital gains, net
    of tax (Note 10)....           --            --      6,943,094              --       (6,943,094)              --
                          -----------   -----------   ------------     -----------      -----------      -----------
BALANCE, DECEMBER 31,
  1996..................           --    24,687,134    140,061,092      (1,539,858)       7,705,948       12,393,333
  Issuance of common
    stock...............           --     6,292,572    109,953,783              --               --               --
  Stock options
    exercised...........           --       145,600      1,144,665              --               --               --
  Employee shares
    repurchased.........           --       (32,080)      (102,615)             --               --               --
  Payment on notes
    receivable..........           --            --             --         891,416               --               --
  Net increase in
    shareholders' equity
    resulting from
    operations..........           --            --             --              --       42,917,815       (1,611,657)
  Payment of
    dividends...........           --            --             --              --      (16,977,374)              --
  Capital gains
    dividends...........           --            --             --              --      (12,867,637)              --
                          -----------   -----------   ------------     -----------      -----------      -----------
BALANCE, DECEMBER 31,
  1997..................  $        --    31,093,226   $251,056,925     $  (648,442)     $20,778,752      $10,781,676
                          ===========   ===========   ============     ===========      ===========      ===========


                             TOTAL
                          ------------
SIRROM CAPITAL, L.P.:
BALANCE, DECEMBER 31,
  1994..................  $ 33,217,314
SIRROM CAPITAL
  CORPORATION:
  Effect of
    reorganization (Note
    1)..................            --
  Issuance of common
    stock...............    47,712,029
  Net increase in
    shareholders' equity
    resulting from
    operations..........    14,237,442
  Payment of
    dividends...........    (3,974,079)
  Distribution of
    capital gains.......    (1,201,000)
  Distribution of Harris
    Williams earnings...      (806,000)
  Designation of
    undistributed
    capital gains, net
    of tax (Note 10)....            --
                          ------------
BALANCE, DECEMBER 31,
  1995..................    89,185,706
  Issuance of common
    stock...............    59,223,301
  Stock options
    exercised...........       224,375
  Employee shares
    repurchased.........      (809,645)
  Payment on notes
    receivable..........       440,142
  Net increase in
    shareholders' equity
    resulting from
    operations..........    24,895,595
  Payment of
    dividends...........   (10,976,390)
  Distribution of
    capital gains.......      (577,200)
  Distribution of Harris
    Williams earnings...    (2,985,369)
  Designation of
    undistributed
    capital gains, net
    of tax (Note 10)....            --
                          ------------
BALANCE, DECEMBER 31,
  1996..................   158,620,515
  Issuance of common
    stock...............   109,953,783
  Stock options
    exercised...........     1,144,665
  Employee shares
    repurchased.........      (102,615)
  Payment on notes
    receivable..........       891,416
  Net increase in
    shareholders' equity
    resulting from
    operations..........    41,306,158
  Payment of
    dividends...........   (16,977,374)
  Capital gains
    dividends...........   (12,867,637)
                          ------------
BALANCE, DECEMBER 31,
  1997..................  $281,968,911
                          ============

        The accompanying notes are an integral part of these statements.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                      YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------
                                                              1995             1996             1997
                                                          -------------    -------------    -------------
OPERATING ACTIVITIES:
  Net increase in partners' capital and shareholders'
    equity resulting from operations....................  $  14,237,442    $  24,895,595    $  41,306,158
  Adjustments to reconcile net increase to net cash
    provided by operating activities:
    Net unrealized (appreciation) depreciation of
      investments.......................................     (4,693,544)      (2,580,047)       1,611,657
    Net realized gain on investments....................     (1,759,513)      (9,462,991)     (10,722,158)
    Increase in equity of unconsolidated subsidiary.....         (5,610)         (71,572)         (13,472)
    Amortization of debenture costs.....................        207,792          537,010          856,411
    Increase in interest receivable.....................       (816,905)        (750,571)      (1,613,502)
    Increase in accounts payable and accrued expenses...        185,525        2,639,041        2,582,679
    Amortization of organization costs..................          6,000            6,000            8,592
    Depreciation of fixed assets........................         18,565           55,146          124,666
    Increase (decrease) in accrued taxes payable........        585,731        3,259,619       (3,733,144)
    Increase in interest payable........................        255,810          411,434          228,348
                                                          -------------    -------------    -------------
         Net cash provided by operating activities......      8,221,293       18,938,664       30,636,235
                                                          -------------    -------------    -------------
INVESTING ACTIVITIES:
  Loan principal repayments.............................     14,414,000       32,630,000       67,743,485
  Proceeds from sale of equities and other
    investments.........................................     12,889,888       12,142,899       28,386,245
  Investments originated or acquired....................   (105,669,054)    (135,792,814)    (305,881,489)
  Purchase of fixed assets..............................       (222,425)        (126,740)        (767,465)
  Decrease in restricted investments....................      1,000,000               --               --
  Increase in other assets..............................       (199,165)        (105,632)      (1,387,270)
                                                          -------------    -------------    -------------
         Net cash used in investing activities..........    (77,786,756)     (91,252,287)    (211,906,494)
                                                          -------------    -------------    -------------
FINANCING ACTIVITIES:
  Proceeds from debentures payable to Small Business
    Administration......................................     22,260,000       16,740,000               --
  Proceeds from revolving credit facilities.............     62,638,595       92,067,979      253,327,052
  Repayment of line of credit borrowings................    (55,827,846)     (74,409,766)    (159,935,271)
  Increase in debenture costs...........................     (1,178,414)      (2,207,341)      (1,155,953)
  Issuance of common stock..............................     47,712,029       59,223,301      109,953,785
  Stock options exercised...............................             --          224,375        1,144,665
  Distribution of Harris Williams earnings..............       (806,000)      (2,985,369)              --
  Payment of dividends..................................     (3,974,079)     (10,976,390)     (16,977,374)
  Distribution of capital gains.........................     (1,201,000)        (577,200)      (7,462,370)
  Employee shares repurchased...........................             --         (809,645)        (102,615)
  Payments on notes receivable from employees...........             --          440,142          891,416
                                                          -------------    -------------    -------------
         Net cash provided by financing activities......     69,623,285       76,730,086      179,683,335
                                                          -------------    -------------    -------------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS........         57,822        4,416,463       (1,586,924)
CASH AND CASH EQUIVALENTS, beginning of year............        137,247          195,069        4,611,532
                                                          -------------    -------------    -------------
CASH AND CASH EQUIVALENTS, end of year..................  $     195,069    $   4,611,532    $   3,024,608
                                                          =============    =============    =============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Interest paid.........................................  $   4,525,701    $   7,961,534    $   9,935,749
                                                          =============    =============    =============
  Taxes paid............................................  $     493,465    $     976,894    $   3,738,278
                                                          =============    =============    =============
  Loans transferred to other investments................  $          --    $   5,218,436    $     486,777
                                                          =============    =============    =============
  Loans transferred to equity interests.................  $   3,805,991    $   8,695,309    $   7,076,172
                                                          =============    =============    =============

        The accompanying notes are an integral part of these statements.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  ORGANIZATION

     Sirrom Capital Corporation (the "Company"), a Tennessee corporation, was formed in November 1994 and Sirrom Capital, L.P. (the "Partnership") became a partnership under the laws of the State of Tennessee in November 1991. Effective February 1, 1995, the partners of the Partnership transferred, in a tax free conversion, their partnership interests to the Company in exchange for the issuance of 10,100,232 shares of common stock of the Company. The common stock was received by each partner in proportion to the partner's percentage interest in the Partnership. As a result of this exchange, the Partnership was dissolved and liquidated, with all of the assets and liabilities of the Partnership (including the SBIC license which was obtained by the Partnership in May 1992) being thereby assigned and transferred to the Company. This transaction was accounted for as a reorganization of entities under common control, in a manner similar to a pooling of interests. The accompanying financial statements have been prepared on a basis appropriate for investment companies as enumerated in the American Institute of Certified Public Accountants' Audit and Accounting Guide on Audits of Investment Companies.

     The Company is a specialty finance company that is primarily engaged in making loans to small businesses. The Company's objectives are to achieve both a high level of current income from interest on loans and fees and long-term growth in the value of its net assets through the appreciation of the equity interests in its portfolio companies that are primarily small, privately owned companies. The Company targets small businesses that the Company believes have certain characteristics, including the potential for significant growth, adequate collateral coverage, experienced management teams, sophisticated outside equity investors and profitable operations. In addition to making loans to small businesses, the Company makes investments in micro-cap public companies that are marketed under the name Tandem Capital ("Tandem") and provides merger and acquisition advisory services through its wholly-owned subsidiary, Harris Williams & Co. ("Harris Williams").

     The Company is a non-diversified, closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). Prior to August 1996, the Company was also a small business investment company ("SBIC") licensed under the Small Business Investment Act of 1958, as amended (the "1958 Act"). The Company was licensed by the U.S. Small Business Administration (the "SBA") on May 14, 1992. In August 1996, the Company transferred its SBIC operations, including its SBIC license, and the majority of its assets and liabilities, to its wholly-owned subsidiary, Sirrom Investments Inc., ("SII"), a Tennessee corporation. Under applicable SBA regulations, SII is restricted to investing only in qualified small business concerns in the manner contemplated by the 1958 Act. In December 1996, the Company formed Sirrom Funding Corporation ("SFC"), a closed-end, non-diversified investment company. SFC is a bankruptcy remote subsidiary that purchases loans and warrants from the Company on a true-sale basis and holds them as collateral for a $100.0 million revolving credit facility. The Company, SII and SFC have each elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

     In August 1996, the Company acquired the ownership interests of Harris Williams & Co., L.P. for 1,796,908 shares of common stock of the Company. After the acquisition, Harris Williams began operating as a "C" corporation. Harris Williams is a merger and acquisition advisory services firm located in Richmond, Virginia, that is being operated as a wholly-owned subsidiary of the Company. The acquisition of Harris Williams has been accounted for as a pooling of interests. The consolidated balance sheets as of December 31, 1996 and 1997 and the consolidated statements of operations and cash flows for each of the three years in the period ended December 31, 1997 reflect the operations of Harris Williams as an unconsolidated subsidiary accounted for by the equity method of accounting in conformity with the requirements of the 1940 Act.

     In December 1996, the Company formed SCCGS, Inc. SCCGS, Inc.'s operations were limited to the workout activities of one investment during 1996 and 1997. SCCGS, Inc. was sold during 1997 and is no longer a subsidiary of the Company at December 31, 1997.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

     The Company has a 40% ownership interest in a Canadian company, SCC Canada Inc., that provides loan origination and processing services for loans to Canadian companies. The Company's ownership interest in SCC Canada Inc. is immaterial to its financial position and is accounted for under the equity method of accounting.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Principles of Consolidation

     The consolidated financial statements include the accounts of the Company, SII, SFC and SCCGS, Inc. All intercompany accounts and transactions have been eliminated in the consolidation.

  Valuation of Investments

     Portfolio investments are stated at fair value as determined by the Board of Directors.

     Under the Company's valuation policy, the fair values of loans to small business concerns are based on the Board of Director's evaluation of the financial condition of the borrowers and/or the underlying collateral. The values assigned are considered to be amounts that could be realized in the normal course of business, assuming the Company holds the loan to maturity and realizes the face value of the loan. Fair value normally corresponds to cost unless the borrower's condition or external factors lead to a determination of fair value at a higher or a lower amount.

     Equity interests and warrants for which there is not a public market are valued based on factors such as significant equity financing by sophisticated, unrelated new investors, history of positive cash flow from operations, the market value of comparable publicly traded companies (discounted for illiquidity) and other pertinent factors. The Board of Directors also considers recent offers to purchase a portfolio company's securities and the filings of registration statements in connection with a portfolio company's initial public offering when valuing warrants.

     Shares of stocks and warrants of public companies that the Company is not permitted to sell in the public market as a result of securities laws restrictions, lock-up agreements and other similar restrictions are typically valued at 70% of market value at the balance sheet date. All other publicly traded stocks are typically valued at 90% of market value at the balance sheet date.

     At December 31, 1996 and 1997, the investment portfolio included investments totaling $262,606,000 and $482,652,000, respectively, whose values had been estimated by the Board of Directors in the absence of readily ascertainable market values. Because of the inherent uncertainty of the valuations, the estimated fair values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

  Realized and Unrealized Gain or Loss on Investments

     Realized gains are recorded upon disposition of investments and are calculated based upon the difference between the proceeds and the cost basis determined using the specific identification method. Realized losses are recorded upon the final disposition of the cost basis of investments according to federal income tax guidelines and are calculated in the same manner. All other changes in the valuation of portfolio investments, as determined by the directors, are included as changes in the unrealized appreciation or depreciation of investments in the statements of operations.

  Description of Loan Terms

     The loans to small business concerns included in investments bear interest at rates ranging from 6.50% to 14.00%. Typically, interest is payable in monthly or quarterly installments over five years with the entire

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES principal amount typically due at maturity. These loans are generally collateralized by liens on the assets of the borrower, certain of which are subject to prior liens, and/or guarantees.

  Interest on Investments

     Interest income is recorded on the accrual basis. The accrual of income is typically suspended when the related loan becomes 60 days past due unless management anticipates that accrued amounts will be collected.

  Loan Processing Fees

     The Company recognizes loan processing fees as income when the related loan closes.

  Cash and Cash Equivalents

     The Company defines cash and cash equivalents as cash on hand, cash in interest bearing and non-interest bearing operating bank accounts and highly liquid investments such as time deposits with an original maturity of three months or less. Cash and cash equivalents totaling $2,075,000 is restricted as collateral under interest rate swap agreements.

  Debt Financing Costs

     SBA debenture costs are amortized over ten years which represents the term of the thirteen SBA debentures, (see Note 4). Financing costs related to the revolving credit facilities are amortized over the term of the credit agreements.

  Income Taxes

     Beginning in February 1995, the Company elected to be taxed as a RIC under Subchapter M of the Code. If the Company, as a RIC, satisfies certain requirements relating to the source of its income, the diversification of its assets and the distribution of its net income, the Company is generally taxed as a pass through entity that acts as a partial conduit of income to its shareholders.

     In order to maintain its RIC status, the Company must, in general (a) derive at least 90% of its gross income from dividends, interest and gains from the sale or disposition of securities, (b) meet investment diversification requirements defined by the Code and (c) distribute to shareholders 90% of its net income (other than long-term capital gains).

     The Company currently intends to meet the RIC qualifications in future years. Therefore, the Company has not provided for federal income taxes on the unrealized appreciation of investments.

  Partners' Capital/Shareholders' Equity

     During November 1994, six employees were granted ownership interests in the partnership at a purchase price equal to the approximate fair value of each ownership interest. In connection therewith, each employee executed a promissory note for the purchase price of such interest. The promissory notes bear interest at 7.25% per annum with interest payable annually. All notes mature on November 1, 2001. As discussed in Note 1, the interests in the partnership were subsequently exchanged for the Company's common stock. The stock must be resold to the Company if the employee is no longer employed by the Company for a period of not less than three years from the date of purchase. The notes receivable from employees were shown as a reduction in partners' capital and a reduction to common stock in the amount of $1,980,000 at December 31, 1995. During 1996, one employee terminated employment and SCC repurchased 130,000 shares for $809,645. These shares were reissued by the Company in a secondary offering in June 1996. The balance of the notes receivable from

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES employees was reduced by $440,142 to $1,539,858 at December 31, 1996 as a result of the cancellation of a note following the termination of employment of an employee. During 1997, 32,080 shares were repurchased by the Company for $102,615 following the termination of employment of an employee. These shares were reissued by the Company in the February 1997 secondary offering. During 1997 notes receivable was reduced to $648,442 as a result of repayments.

  Derivative Financial Instruments

     The Company uses interest rate swaps to hedge interest costs on its floating rate revolving credit facilities. Any amounts paid or received on interest rate swap agreements are recognized as an adjustment to interest expense. Gains and losses on terminated swaps are recognized over the remaining life of the underlying obligation as an adjustment to investment income or interest expense. The fair value of the swap agreements are not recognized in the consolidated financial statements as they are accounted for as hedges. The Company does not hold derivative financial instruments for trading or speculative purposes.

     The counterparties to the interest rate swap agreements are major commercial banks. Management believes that losses related to credit risk are remote.

  Net Increase In Shareholders' Equity Resulting From Operations per Share

     Net increase in shareholders' equity resulting from operations per share is calculated in accordance with the requirements of Statement of Financial Accounting Standards ("SFAS") No. 128. Under the standards established by SFAS No. 128, per share information is measured at two levels: basic and diluted. See
Note 8 for the Company's computation of these amounts.

  New Accounting Pronouncement

     SFAS No. 130, "Reporting Comprehensive Income" has been issued effective for fiscal years beginning after December 15, 1997 and requires restatement of earlier financial statements for comparative purposes. SFAS No. 130 requires that changes in the amounts of certain items, including gains and losses on certain securities, be shown in the financial statements. The Company does not anticipate the adoption of SFAS No. 130 to have a material effect on the Company's financial statements.

  Reclassifications

     Certain prior period amounts have been reclassified to conform to current year presentation.

  Management Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.  INVESTMENTS

     Investments consist primarily of loans made and warrants obtained from borrowers under both the SBIC loan program and non-SBA lending programs. Investments are recorded at fair value as determined by the directors or by current market prices, if available, in accordance the Company's valuation policy (See Note 2). While the Company markets to borrowers throughout the United States, approximately 60% of the investment portfolio consists of loans and equity investments in companies that are headquartered in the southeastern United States.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

     The aggregate cost basis of loans on non-accrual status, less realized losses, totaled $15,873,178 and $27,717,592 at December 31, 1996 and 1997,
respectively. The aggregate fair values of these loans as determined by the Company's directors totaled $8,683,178 and $17,052,737 at December 31, 1996 and 1997, respectively.

     Included in the investment portfolio at December 31, 1996 and 1997 are other assets that consist of rights to royalty payments, a right to receive payment from a potential arbitration settlement and certain other tangible and intangible assets. The Company obtained these rights upon foreclosure of three loans. The aggregate cost of other assets at December 31, 1996 and 1997 was $4,690,299 and $4,240,503, respectively, which represents the cost basis of the original loans plus capitalized workout expenses. The Company's directors have estimated the fair value of these assets to be $2,990,282 and $2,440,503 at December 31, 1996 and 1997, respectively.

4.  DEBENTURES PAYABLE TO SMALL BUSINESS ADMINISTRATION

     As of December 31, 1997, SII had thirteen debentures totaling $90.0 million payable to the SBA with semiannual interest only payments based upon rates ranging from 6.12% to 8.20% per annum, with scheduled maturity dates as follows:

DATE                                                            AMOUNT
----                                                          -----------
2002........................................................  $10,000,000
2003........................................................   24,000,000
2004........................................................   17,000,000
2005........................................................   22,260,000
2006........................................................   16,740,000
                                                              -----------
                                                              $90,000,000
                                                              ===========

     The debentures are subject to a prepayment penalty if paid prior to five years from maturity. Interest expense related to these debentures for the periods ended December 31, 1995, 1996 and 1997 totaled $4,243,851, $5,734,794 and $6,317,392, respectively.

     The SBA and the lenders of the $125.0 million revolving credit facility are equally secured by the assets of SII. The debentures are also guaranteed by the Company.

5.  REVOLVING CREDIT FACILITIES

     Revolving credit facilities consist of the following at December 31, 1996 and 1997:

                                                              1996            1997
                                                           -----------    ------------
$125.0 million revolving facility........................  $28,900,000    $ 61,500,000
$15.0 million bridge facility............................    1,958,213              --
$100.0 million revolving facility........................           --      62,750,000
                                                           -----------    ------------
          Total revolving credit facilities..............  $30,858,213    $124,250,000
                                                           ===========    ============

     The $125.0 million revolving credit facility is payable by SII to a syndicate of lenders. The facility consists of a swingline totaling $10.0 million which bears interest at prime minus 0.5%, and the balance of the facility bears interest at either LIBOR plus 1.75% or prime plus 0.5% at SII's discretion. Borrowing under the facility is based on the principal amount of eligible loans and public securities in SII's portfolio. The revolving credit agreement imposes certain operating restrictions on the Company and SII such as requiring lender

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES approval of certain mergers and acquisitions, changes in management, and payment of dividends in excess of those required to maintain RIC status. The agreement contains financial covenants that require SII to maintain a certain level of tangible net worth and meet ratios related to interest coverage, non-accrual/delinquent loans and loan losses. As of December 31, 1997, the Company and SII were in compliance with these covenants. The revolving credit lenders and the SBA are equally secured by all assets of SII and the revolving credit facility is guaranteed by the Company. The facility expires on May 31, 2000.

     As of December 31, 1997, the Company had entered into an interest rate swap agreement under the $125.0 million revolving credit facility. In the agreement, the Company swapped the variable rate on $45.0 million of borrowings to a fixed rate of 8.12%. This swap expires in May 2000. Interest expense on the revolving credit facility and related interest rate swaps for the periods ended December 31, 1995, 1996 and 1997 was $527,280, $2,574,681, and $1,555,468.

     The $15.0 million bridge facility expired on January 8, 1997. Interest expense on the bridge facility was $32,303 for the year ended December 31, 1996.

     At December 31, 1996 SFC entered into a $100.0 million revolving credit facility with a financial institution. This facility was used to retire the $15.0 million bridge facility. SFC purchases loans and the related warrants originated by the Company, and funds substantially all such purchases with borrowings under the facility. The facility will be funded by commercial paper sold by the financial institution, and will bear interest at the stated rate on the commercial paper sold. SFC is generally able to borrow up to 70% of the principal amount of conforming loans that are pledged to secure the credit facility. At December 31, 1997, investments with a cost and fair value of approximately $93,241,000 and $96,532,000, respectively, had been contributed or sold to SFC by the Company and were pledged as collateral under the facility. The facility agreement contains operational restrictions such as requiring lender approval of certain mergers and acquisitions and changes in management. The facility agreement also contains financial covenants related to tangible net worth, loan delinquency and loan defaults. As of December 31, 1997, the Company and SFC were in compliance with those covenants. The Company may borrow under the facility until December 31, 2001, and the facility expires on January 5, 2007.

     As of December 31, 1997, the Company had entered into several interest rate swap agreements under the $100.0 million revolving credit facility. The Company exchanged the variable rate on $100.0 million in borrowings to the rates described below in incremental amounts of $12.5 million per month beginning in July 1997. During the period from July through December 1997, the Company put in place a cap that capped the Company's variable rate at 8.25%. During the period from January 1998 through December 1999, the Company has swapped to a fixed rate of 8.25%. During the period from January 2000 through December 2001, the Company has put in place a collar that caps the Company's variable rate at 9.15% in exchange for a floor at 8.25%. These swaps expire in December 2001. At December 31, 1997, $2,075,000 of cash was restricted as collateral for the interest rate swap agreements under the $100.0 million revolving credit facility. The amount of cash restricted as collateral may increase or decrease depending upon changes in prevailing interest rates.

     In addition to the rate of interest on the borrowings and the related interest rate swaps under the $100.0 million revolving credit facility, interest expense includes a monthly fee of 2.25% of the average outstanding facility balance and a monthly fee of .50% on the unused portion of the facility. Interest expense on the $100.0 million credit facility including the swaps and monthly fees for the year ended December 31, 1997 totaled $1,923,899.

6.  INCOME TAXES

     For the year ended December 31, 1995, the statement of operations includes a provision for state income taxes on interest totaling $109,035 which the Company incurred while operating as a Partnership. There is no provision for state income taxes on interest for the years ended December 31, 1996 and 1997.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

     For the years ended December 31, 1995, 1996 and 1997, the Company provided for federal income tax at a 35% rate on undistributed realized long-term capital gains, excise taxes at a 4% rate on undistributed taxable net investment income as defined by the Code and undistributed realized long-term capital gains and federal and state income taxes on Harris Williams' pre-tax income (see Note 12). For the years ended 1995, 1996 and 1997, the provision for income taxes totaled $1,020,321, $4,270,054 and $838,175, respectively.

7.  STOCK OPTION PLANS

     At December 31, 1997, the Company has two employee stock based compensation plans and one director stock plan, as described below. The Company applies APB Opinion 25 and related Interpretations in accounting for its plans. Accordingly, no compensation cost has been recognized for its fixed stock option plans. Had compensation cost for the Company's three stock-based compensation plans been determined based on fair value at the grant dates for awards under those plans consistent with the method of SFAS No. 123, the Company's net increase in shareholder's equity resulting from operations and related per share amounts for the years ended December 31, 1995, 1996 and 1997 would have been reduced to the pro-forma amounts indicated below:

                                                     1995          1996          1997
                                                  -----------   -----------   -----------
Net increase in shareholder's equity............  $13,882,000   $23,326,000   $37,608,000
Net increase in shareholder's equity per
  share--Basic..................................          .87          1.04          1.24
Net increase in shareholder's equity per
  share--Diluted................................          .87          1.01          1.19

     The fair value of each grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions:

                                                       1995         1996         1997
                                                     ---------   ----------   ----------
Dividend yield.....................................    5.0%         3.5%         4.0%
Expected volatility................................     34%         34%          40%
Risk free interest rate............................  6.0-7.5%     6.0-7.5%    6.05-6.93%
Expected lives.....................................   6 years     6 years      10 years
Annual forfeiture rate.............................     10%         10%          2.5%

  Employee Stock Option Plans

     The Company's two employee stock option plans, the Amended and Restated 1994 Employee Stock Option Plan (the "1994 Plan"), and the 1996 Employee Stock Incentive Plan (the "1996 Plan") provide for the granting of options for 1,000,000 and 2,280,000 shares, respectively, of common stock to selected employees at an exercise price not less than the fair market value of the common stock on the date of the grant. The terms of each award are determined by the board of directors. The options vest over a five year period from the date of grant and expire ten years from the date of grant.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

     A summary of stock option activity related to the plans, including amounts subject to shareholder approval, is as follows:

                                                              PRICE RANGE
                                                               PER SHARE       SHARES
                                                            ---------------   ---------
Outstanding, December 31, 1994............................  --                       --
  Granted.................................................  $5.50-9.25          933,932
  Exercised...............................................  --                       --
  Forfeited...............................................  --
                                                                              ---------
Outstanding, December 31, 1995............................                      933,932
  Granted.................................................  $9.33-17.875      1,535,162
  Exercised...............................................  $6.75-8.938          30,000
  Forfeited...............................................  $9.25-13.167         50,000
                                                                              ---------
Outstanding, December 31, 1996............................                    2,389,094
  Granted.................................................  $13.969-23.875    3,118,004
  Exercised...............................................  $5.50-13.969        134,000
  Forfeited...............................................  $9.25-17.50          42,000
                                                                              ---------
Outstanding, December 31, 1997............................                    5,331,098
                                                                              =========

     Included in the 1,535,162 and 3,118,004 options granted in 1996 and 1997, respectively, are options to purchase 639,094 shares that were issued subject to the approval of the Company's shareholders of an increase in the number of shares available for grant under the 1996 Plan, which was obtained in 1997, and options to purchase 2,247,098 shares that have been issued subject to the approval by the Company's shareholders of an increase in the shares available for grant under the 1996 Plan.

  Directors Stock Option Plan

     During 1995, the Company adopted a 1995 Stock Option Plan for Non-Employee Directors which permits the issuance of options to purchase the Company's common stock to non-employee directors. The Plan reserves 228,000 shares of common stock for automatic grant. Directors elected prior to December 1, 1994 will receive options to purchase 36,000 shares and directors elected after December 1, 1994 will receive options to purchase 24,000 shares. Upon the initial election of a future non-employee director, an option to acquire 12,000 shares of common stock will be issued to the director. Under the terms of the Plan, the options' exercise price may not be less than the fair market value of a share of common stock on date of grant. No options were granted in 1995. In 1996, 168,000 options were granted at an exercise price of $12.125 which were outstanding at December 31, 1996. In 1997, 12,000 options were granted at an exercise price of $13.968. No shares were exercised prior to 1997, and 11,600 shares were exercised during 1997. No shares have been forfeited to date.

8.  NET INCREASE IN SHAREHOLDERS' EQUITY PER SHARE

     The Company computes the net increase in shareholders equity from operations per common share-basic by dividing the net increase in shareholders' equity from operations by the weighted average number of common shares outstanding during the year which was 15,879,442, 22,529,246, and 30,220,742 for the years ended 1995, 1996 and 1997, respectively. For the calculation of the net increase in shareholders' equity from operations per common share-diluted, the Company increases the weighted average number of shares for the potential dilutive effect of outstanding stock options. The weighted average shares outstanding considering the effect of the stock options outstanding was 15,979,442, 23,109,950, and 31,658,154 for the years ended 1995, 1996, and 1997, respectively.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

9.  DIVIDENDS AND DISTRIBUTIONS

     During 1995, the Company paid dividends of $5,175,079 of which $3,974,079 and $1,201,000 were derived from net operating income and realized capital gains, respectively. The Company also elected to designate $2,106,799 of the undistributed realized capital gains as a "deemed" distribution to shareholders on record as of the end of the year. Accordingly, $1,369,419, net of taxes of $737,380, of this designated distribution has been retained and reclassified from undistributed net realized earnings to common stock.

     During 1996, the Company paid dividends of $11,553,590, of which $10,976,390 and $577,200 were derived from net operating income and realized capital gains, respectively. The Company elected to designate $10,681,683 of the undistributed realized capital gains as a deemed distribution to shareholders on record as of the end of the year. Accordingly, $6,943,094, net of taxes of $3,738,589, of this designated distribution has been retained and reclassified from undistributed net realized earnings to common stock.

     During 1997, the Company paid dividends of $24,439,744 of which $16,977,374 and $7,462,370 were derived from net operating income and realized capital gains, respectively. In December 1997, the Company declared a dividend derived from capital gains totaling $5,405,267 payable in January 1998.

10.  STOCK SPLIT

     On January 5, 1998 the Board of Directors declared a two-for-one stock split on the Company's common stock. One additional share will be issued for each share of common stock held by shareholders of record as of the close of business on January 16, 1998. The new shares will be distributed on January 30, 1998. All references to the number of common shares and per share amounts have been restated as appropriate to reflect the effect of the split for all periods presented.

11.  COMMITMENTS AND CONTINGENCIES

     The Company and Harris Williams lease offices under operating leases and incurred rent expense of $353,056 during 1997. Annual commitments for each of the next five years are as follows: 1998 -- $472,974; 1999 -- $477,356;
2000 -- $383,765; 2001 -- $383,765 and 2002 -- $282,604.

     The Company has employment contracts with certain employees of Harris Williams that provide for annual salary, bonuses based on performance and severance pay if terminated without cause. The agreements have a four year term, expiring in August 2000. The Company's remaining commitment for salaries, excluding bonuses, under these agreements is $580,000.

     As of December 31, 1997, the Company had outstanding loan commitments totaling $11,150,000. These commitments were made in the ordinary course of the Company's business and are generally on the same terms as those to existing borrowers.

     The Company has made a commitment under a joint venture agreement to fund up to $100.0 million (in Canadian dollars) in loans to Canadian companies.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

12.  INVESTMENT IN UNCONSOLIDATED SUBSIDIARY

     As discussed in Note 1, Harris Williams is accounted for by the equity method of accounting. The balance sheets for Harris Williams as of December 31, 1996 and 1997 and statements of income for the years ended December 31, 1995, 1996 and 1997 are as follows:

                                 BALANCE SHEETS

                                                                  DECEMBER 31,
                                                              ---------------------
                                                                1996        1997
                                                              --------   ----------
ASSETS
  Cash and cash equivalents.................................  $732,408   $  282,913
  Accounts receivable.......................................   111,352      674,256
  Other assets, net.........................................   126,752    1,645,857
                                                              --------   ----------
          Total assets......................................  $970,512   $2,603,026
                                                              ========   ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
  Liabilities...............................................  $ 59,025   $1,678,067
  Shareholders' equity......................................   911,487      924,959
                                                              --------   ----------
          Total liabilities and shareholders' equity........  $970,512   $2,603,026
                                                              ========   ==========

                              STATEMENTS OF INCOME

                                                             YEAR ENDED DECEMBER
                                                     ------------------------------------
                                                        1995         1996         1997
                                                     ----------   ----------   ----------
REVENUES:
  Fee income.......................................  $2,257,496   $6,331,818   $9,330,114
  Expense reimbursements and other.................     398,889      415,199      606,341
                                                     ----------   ----------   ----------
          Total revenues...........................   2,656,385    6,747,017    9,936,455
                                                     ----------   ----------   ----------
EXPENSES:
  Salaries and benefits............................   1,314,723    2,603,739    4,904,607
  Operating expenses...............................     530,052      879,227    1,333,067
                                                     ----------   ----------   ----------
          Total expenses...........................   1,844,775    3,482,966    6,237,674
                                                     ----------   ----------   ----------
  Pre-tax operating income.........................     811,610    3,264,051    3,698,781
  Provision for income taxes.......................          --      207,110      824,703
                                                     ----------   ----------   ----------
          Net income...............................  $  811,610   $3,056,941   $2,874,078
                                                     ==========   ==========   ==========

     Advisory services are typically provided by Harris Williams in accordance with engagement contracts that stipulate a monthly retainer, reimbursement of direct expenses and transaction closing fees. Retainer fees are recognized ratably over the retainer period, expense reimbursements are recognized monthly as billed and success fees are recognized at the time of closing.

     Prior to the acquisition by the Company, Harris Williams operated as a Subchapter S corporation from inception to August 1994 and as a limited partnership subsequent to August 1994. Accordingly, no provision for income tax was recorded for the years ended December 31, 1994 and 1995. Subsequent to the acquisition in August 1996, Harris Williams began operating as a "C" corporation. Accordingly for the two years ended 1996 and 1997, Harris Williams has provided federal income taxes of $207,110 and $824,703, respectively, which is included in provision for income taxes in the accompanying consolidated statements of operations.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

     Distributions of Harris Williams' earnings prior to the acquisition by the Company were $806,000 and $2,985,369 in 1995 and 1996, respectively. During 1997, Harris Williams paid to the Company dividends of $2,806,606.

     Harris Williams reimburses the Company for certain expenses which totaled $145,932 and $520,791 for the years ending 1996 and 1997. Expense reimbursements are reflected as a reduction in operating expenses in the Company's consolidated statements of operations. Harris Williams has a receivable from the Company as of December 31, 1997 totaling $877,929, which is included in accounts payable in the Company's consolidated balance sheet.

     During 1997, Harris Williams established a profit sharing and 401(k) plan available to substantially all employees. The plan provides for discretionary matching and profit sharing contributions. Contribution expense for 1997 totaled $259,000.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                        QUARTERLY FINANCIAL INFORMATION
                                  (UNAUDITED)

                                                                           1995
                                              ---------------------------------------------------------------
                                              FIRST QUARTER   SECOND QUARTER   THIRD QUARTER   FOURTH QUARTER
                                              -------------   --------------   -------------   --------------
Total operating income......................     $3,159           $3,552          $4,489           $5,186
Pretax operating income.....................      1,457            1,908           2,632            2,917
Net increase in partners' capital and
  shareholders' equity resulting from
  operations................................      3,058            2,500           4,651            4,028
Per share:
  Pre-tax operating income..................     $ 0.10           $ 0.11          $ 0.14           $ 0.14
  Net increase in partners' capital and
     shareholders' equity resulting from
     operations.............................        .20              .15             .25              .20
  Dividends(1)..............................        .07              .13             .12              .13
Market price of common stock:(2)
  High......................................     $    5 13/16     $    6 7/8      $    9 3/8       $   10
  Low.......................................          5 3/8            5 9/16          6 5/8            8 3/8

                                                                           1996
                                              ---------------------------------------------------------------
                                              FIRST QUARTER   SECOND QUARTER   THIRD QUARTER   FOURTH QUARTER
                                              -------------   --------------   -------------   --------------
Total operating income......................     $6,578           $6,927          $8,365           $9,074
Pretax operating income.....................      3,384            3,615           4,856            5,268
Net increase in partners' capital and
  shareholders' equity resulting from
  operations................................      9,246            6,001           3,844            5,805
Per share:
  Pre-tax operating income..................     $ 0.16           $ 0.17          $ 0.19           $ 0.21
  Net increase in partners' capital and
     shareholders' equity resulting from
     operations.............................        .44              .29             .15              .23
  Dividends(1)..............................        .12              .13             .16              .18
Market price of common stock:
  High......................................     $   11 7/8       $   14 3/4      $   15 1/8       $   19 3/16
  Low.......................................          9 5/16          11 5/8          11 1/2           15 1/8

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                                                                           1997
                                              ---------------------------------------------------------------
                                              FIRST QUARTER   SECOND QUARTER   THIRD QUARTER   FOURTH QUARTER
                                              -------------   --------------   -------------   --------------
Total operating income......................     $9,740          $10,898          $12,938         $14,771
Pretax operating income.....................      6,226            7,976            9,052           9,780
Net increase in partners' capital and
  shareholders' equity resulting from
  operatings................................      3,886            9,917           16,660          10,843
Per share:
  Pre-tax operating income..................     $  .22          $   .25          $   .28         $   .30
  Net increase in partners' capital and
     shareholders' equity resulting from
     operations.............................        .14              .31              .50             .34
  Dividends(1)..............................        .20              .21              .24             .43(3)
Market price of common stock:
  High......................................     $   21 1/8      $    20          $    26 1/16    $    27 7/8
  Low.......................................         17 3/8           13 31/32         17              21 1/4

---------------

(1) Represents dividends on income earned during the quarter that are declared and paid in the subsequent quarter.
(2) No public market for the stock existed prior to February 6, 1995.
(3) Includes $.18 per share annual capital gain dividend declared in December 1997 and paid in January 1998.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED PORTFOLIO OF INVESTMENTS
                            AS OF DECEMBER 31, 1996

                                                                            COUPON
                                                                           INTEREST
LOANS                                            MATURITY       COST         RATE       FAIR VALUE
-----                                            --------   ------------   --------    ------------
AB Plastics Holding Corporation................   9/27/01   $  4,000,000    13.50%     $  4,000,000
Affinity Fund, Inc. ...........................   6/29/98      1,485,000    12.50         1,497,932
Affinity Fund, Inc. ...........................   3/10/00      1,000,000    14.00         1,000,000
Affinity Fund, Inc. ...........................  12/28/98        495,000    12.50           496,079
American Corporate Literature, Inc.............   9/29/01      1,683,000    14.00         1,684,132
ARAC Holding Co., Inc. ........................   9/27/01      3,000,000    13.50         3,000,000
American Network Exchange......................  11/30/98        990,000    13.00           996,346
American Network Exchange......................   1/18/99        990,000    13.00           996,012
Amscot Holdings, Inc. .........................   5/26/00        800,000    14.00           800,000
Amscot Holdings, Inc. .........................   9/20/00        200,000    14.00           200,000
Amscot Holdings, Inc. .........................   6/28/01        500,000    14.00           500,000
Amscot Holdings, Inc. .........................  12/27/01        250,000    14.00           250,000
Argenbright Holdings Limited...................    7/7/01      2,750,000    13.50         3,500,000
Ashe Industries, Inc. .........................  12/28/97        990,000    12.50           132,058
Ashe Industries, Inc. .........................   3/25/99        445,500    12.50           122,300
Ashe Industries, Inc. .........................   5/18/99        544,500    12.50           121,524
Ashe Industries, Inc. .........................   6/12/96        750,000    14.00           100,000
Ashe Industries, Inc. .........................   6/12/96        285,546    14.00                 0
Associated Response Services, Inc. ............   6/20/99      1,386,000    12.50         1,393,223
Associated Response Services, Inc. ............   2/15/00        335,000    12.50           335,000
Associated Response Services, Inc. ............    1/6/00        300,000    12.50           300,000
Associated Response Services, Inc. ............   11/8/01        500,000    12.50           500,000
Assured Power, Inc. ...........................   10/1/00        700,000    13.50           700,000
Avionics Systems, Inc. ........................   7/19/01      3,000,000    13.50         3,000,000
B & N Company, Inc. ...........................    8/8/00      2,970,000    12.50         2,978,500
B & N Company, Inc. ...........................   3/28/01        990,000    13.00           991,670
BankCard Services Corporation..................   1/21/98        297,000    13.00           299,400
BiTec Southeast, Inc. .........................    7/1/99      2,600,321    12.70         2,614,171
BiTec Southeast, Inc. .........................    8/9/01        950,000    14.00           950,000
C.J. Spirits, Inc. ............................    6/1/97        750,171    13.50           455,796
Caldwell/VSR Inc. .............................   2/28/01      1,500,000     8.00         1,500,000
Caldwell/VSR Inc. .............................   9/27/01        116,000    14.00           116,000
Cardiac Control Systems, Inc. .................   3/31/00      1,500,000    13.50         1,500,000
Cartech Holdings, Inc. ........................   4/29/01      1,500,000    13.00         1,500,000
Carter Kaplan Holdings, LLC....................   6/22/00        594,000    14.00            94,800
Cedaron Medical, Inc. .........................   6/28/01      1,500,000    13.50         1,500,000
Cell Call, Inc. ...............................   11/4/97        990,000    12.75           998,349
CF Data Corp...................................   3/16/00      1,732,500    13.75         1,738,924
Champion Glove Manufacturing Co., Inc. ........   7/27/00      1,250,000    13.50         1,250,000
Colonial Investments, Inc. ....................  10/16/00        800,000    13.75           800,000
Colonial Investments, Inc. ....................    5/8/01        300,000    13.75           300,000
Consumat Systems, Inc. ........................   11/1/00        500,000    14.00           500,000
Consumat Systems, Inc. ........................    1/1/01        500,000    14.00           500,000
Consumat Systems, Inc. ........................   3/11/01        500,000    14.00           500,000
Continental Diamond Cutting Co.................  10/28/99      1,500,000    13.00         1,500,000
Continental Diamond Cutting Co.................  11/16/99        200,000    13.00           200,000

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                            AS OF DECEMBER 31, 1996

                                                                            COUPON
                                                                           INTEREST
LOANS                                            MATURITY       COST         RATE       FAIR VALUE
-----                                            --------   ------------   --------    ------------
Corporate Flight Mgmt, Inc.....................   12/4/97   $    346,500    12.50%     $    349,341
Corporate Link, Inc............................  12/13/01        600,000    14.00           600,000
Corporate Link, Inc............................   3/13/97        300,000    14.00           300,000
CreditCorp and affiliates......................   11/7/01        539,000    14.00           546,683
Dalcon International, Inc......................   1/31/02        150,000    13.00           150,000
Dalcon International, Inc......................   1/31/00        200,000    13.00           200,000
Dalts, Inc.....................................   4/28/01      2,000,000    13.50         2,000,000
DentalCare Partners, Inc.......................   1/11/01      1,951,150    12.50         1,956,160
Eastern Food Group LLC.........................   8/30/00        500,000     8.00            25,000
Eastern Food Group LLC.........................  12/20/00        200,000     8.00            25,000
Eastern Food Group LLC.........................   1/21/01        200,000     8.00            25,000
Eastern Food Group LLC.........................   2/14/01        265,000     8.00            25,000
Eastern Food Group LLC.........................   4/30/01        200,000     8.00           100,000
Eastern Food Group LLC.........................   9/10/01        180,000     8.00            80,000
Electronic Merchant Services...................   2/27/00      1,237,500    13.50         1,040,204
Electronic Merchant Services...................   2/29/96        168,572    14.00           168,572
Encore Orthopedics, Inc........................   7/31/00      2,620,985    13.50         2,734,691
Encore Orthopedics, Inc........................   2/28/01      1,667,680    13.00         1,728,609
Entek Scientific, Inc..........................   6/28/01      2,500,000    13.00         2,500,000
Express Shipping Centers, Inc..................   9/22/00      1,697,598    13.25         1,844,910
FoodNet Holdings, LLC..........................   7/22/01      1,000,000    13.50         1,000,000
Fortrend Engineering Corp......................   8/30/01      1,500,000    12.99         1,500,000
FX Direct, Inc.................................   1/23/01      2,324,000    13.50         2,359,199
Fypro, Inc.....................................  12/17/01      3,117,480    12.50         3,117,480
Fypro, Inc.....................................  12/17/01        592,000     4.00           152,000
Gardner Wallcovering, Inc......................   3/28/01      1,485,000    13.50         1,487,500
General Materials Management, Inc..............   7/29/01      2,500,000    13.50         2,500,000
Generation 2 Worldwide LLC.....................  10/31/00      2,000,000    14.00         2,000,000
Global Finance and Leasing, Inc................    1/3/00      1,500,000    13.00         1,500,000
Global Marine Electronics, Inc.................    5/1/01      1,350,000    13.00         1,350,000
Gold Medal Products, Inc.......................  11/19/00      1,250,000    13.50         1,250,000
Gold Medal Products, Inc.......................   2/15/01         25,000    13.50            25,000
Gold Medal Products, Inc.......................   6/27/01        100,000    13.50           100,000
Gold Medal Products, Inc.......................   7/31/01        100,000    13.50           100,000
Golf Corporation of America, Inc...............   9/16/99        300,000    11.00           150,000
Golf Corporation of America, Inc...............  12/28/00        200,000    14.00           150,000
Golf Corporation of America, Inc...............  12/29/00        455,589    10.00           180,589
Golf Corporation of America, Inc...............   7/13/96        100,000    14.00           100,000
Golf Corporation of America, Inc...............   10/5/96         50,000    14.00            50,000
Golf Corporation of America, Inc...............   12/1/96         52,000    14.00            52,000
Golf Corporation of America, Inc...............  12/31/96         39,000    14.00            39,000
Golf Video, Inc................................   3/27/01        500,000    14.00            50,000
Good Food Fast Companies, The..................  12/13/01      1,300,000    13.50         1,300,000
Gulfstream International Airlines Inc..........   7/29/99      1,490,000    13.00         1,496,513
Gulfstream International Airlines Inc..........   9/25/00      1,000,000    13.50         1,000,000
Home Link Services, Inc........................  12/30/01         79,750    14.00            79,750

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                            AS OF DECEMBER 31, 1996

                                                                            COUPON
                                                                           INTEREST
LOANS                                            MATURITY       COST         RATE       FAIR VALUE
-----                                            --------   ------------   --------    ------------
Horizon Medical Products, Inc..................   9/22/00   $  1,500,000    13.75%     $  1,500,000
HPC America, Inc...............................   8/15/01      2,970,000    13.50         2,972,500
Hunt Incorporated..............................   3/31/00      3,250,000    14.00         3,250,000
H & H Acq. Corp................................   8/30/01      1,500,000    14.00         1,500,000
HTR, Inc.......................................  10/30/01      3,000,000    13.50         3,000,000
I.Schneid Acquisition, LLC.....................    4/1/01      2,000,000    14.00         2,000,000
ILD Communications.............................   5/10/01      1,500,000    13.50         1,500,000
In-Store Services, Inc.........................   4/19/00      1,188,000    14.00         1,192,200
Innotech, Inc..................................   3/22/99      1,980,000    13.00         1,991,322
IV Infusion Corporation........................  12/19/01      1,000,000    14.00         1,000,000
Johnston County Cable, L.P.....................   8/31/00      1,990,000    14.00         1,992,672
Kentucky Kingdom, Inc..........................    4/4/99        250,000     8.25           250,000
Kentucky Kingdom, Inc..........................    1/5/98      1,980,000    12.50         1,995,985
Kentucky Kingdom, Inc..........................   9/26/99      1,200,000    10.50         1,200,000
Kentucky Kingdom, Inc..........................    3/1/00        835,000    14.00           835,000
Kentucky Kingdom, Inc..........................   11/6/00      1,500,000    12.50         1,500,000
Kentucky Kingdom, Inc..........................   3/30/98      2,000,000    14.00         2,000,000
Kryptonics, Inc................................  12/14/00      2,500,000    12.90         2,500,000
KWC Management Co., LLC........................   4/25/01        500,000    14.00            50,000
Lane Acquisition Corporation...................  11/21/01      4,000,000    13.75         4,000,000
Leisure Clubs International, Inc...............    4/1/01      1,485,000    14.00         1,487,250
Lovett's Buffet, Inc...........................    4/1/00      2,250,000    13.00         2,250,000
Mayo Hawaiian Corp.............................   6/27/01      2,200,000    14.00         2,200,000
MBA Marketing Corporation......................    2/4/99      1,782,000    12.50         1,792,500
McAuley's Incorporated.........................   7/31/01      3,000,000    13.00         3,000,000
Medical Associates of America, Inc.............   11/1/97        385,000    12.50           392,000
Metals Recycling Technologies, Inc.............  10/31/01      2,000,000    14.00         2,000,000
Money Transfer Systems, Inc....................   7/24/00        247,500    14.00           248,256
Money Transfer Systems, Inc....................  12/20/00        148,500    14.00           148,825
Money Transfer Systems, Inc....................    3/1/01        148,500    14.00           148,750
Money Transfer Systems, Inc....................    5/2/01        148,500    14.00           148,650
Money Transfer Systems, Inc....................    7/8/01        148,500    14.00           148,650
Money Transfer Systems, Inc....................   10/1/01        148,500    14.00           148,575
Monogram Products, Inc.........................   6/18/01        916,000    13.50           925,800
Moore Diversified Products, Inc................   6/16/00        800,000    13.50           800,000
Multicom Publishing, Inc.......................   3/29/01      2,200,000    13.00         2,333,330
Multimedia Learning, Inc.......................    5/8/00      1,500,000    14.00         1,500,000
Multimedia Learning, Inc.......................   4/18/01        500,000    13.50           500,000
Multimedia Learning, Inc.......................   9/12/01        750,000    13.50           750,000
Multi-Media Data Systems, Inc..................  11/20/01      2,000,000    14.00         2,000,000
NASC, Inc......................................   6/26/01      1,500,000    13.50         1,500,000
NASC, Inc......................................  12/13/98        500,000    13.50           500,000
Nationwide Engine Supply, Inc..................   1/12/99      2,475,000    12.00         2,490,012
Nationwide Engine Supply, Inc..................   9/26/01      1,000,000    13.50         1,000,000
Novavision, Inc................................  12/18/01        520,000    13.00           520,000
NRI Service and Supply L.P.....................   2/13/00      2,225,000    14.00         2,234,591

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                            AS OF DECEMBER 31, 1996

                                                                            COUPON
                                                                           INTEREST
LOANS                                            MATURITY       COST         RATE       FAIR VALUE
-----                                            --------   ------------   --------    ------------
Orchid Manufacturing Group, Inc................   9/14/00   $  2,960,000    13.00%     $  2,968,671
Orchid Manufacturing Group, Inc................  12/28/00      1,000,000    13.50         1,000,000
Palco Telecom Service, Inc.....................  11/22/99      1,300,000    12.00         1,300,000
Paradigm Valve Services, Inc...................  11/12/01      1,600,000    13.50         1,600,000
Patton Management Corporation..................   5/26/00      1,900,000    13.50         1,900,000
PaySys International, Inc......................    6/1/97        990,000    13.00           999,292
PFIC Corporation...............................   2/28/01      1,000,000    13.00         1,000,000
Pipeliner Systems, Inc.........................   9/30/98        980,000    10.00           993,320
Plymouth, Inc..................................   9/28/00      1,000,000    13.00         1,000,000
PRA International, Inc.........................   8/10/00      1,980,000    13.50         1,985,661
Precision Fixtures & Graphics, Inc.............   4/11/01      1,095,000    14.00         1,095,000
Precision Fixtures & Graphics, Inc.............   4/11/01        300,000    14.00           300,000
Precision Fixtures & Graphics, Inc.............    5/8/01        100,000    14.00           100,000
Precision Fixtures & Graphics, Inc.............   5/28/01         75,000    14.00            75,000
Precision Fixtures & Graphics, Inc.............   7/12/01         75,000    14.00            75,000
Precision Fixtures & Graphics, Inc.............   7/22/01        100,000    14.00           100,000
Precision Fixtures & Graphics, Inc.............   8/27/01        750,000    14.00           750,000
Precision Fixtures & Graphics, Inc.............    demand        100,000    14.00           100,000
Precision Panel Products, Inc..................   1/11/00      1,485,000    12.75         1,491,000
Pritchard Paint & Glass Co.....................   2/14/01        567,431    14.00           567,431
Quest Group International, Inc.................  11/15/00      1,125,000    13.25         1,154,162
Quest Group International, Inc.................    9/3/01      1,350,000    13.25         1,360,000
Radiant Systems, Inc...........................   6/27/01      2,760,000    14.00         2,788,000
Radiant Systems, Inc...........................   9/24/01      1,500,000    14.00         1,500,000
Rocky Mountain Radio Company LLC...............  11/10/01      2,500,000    13.50         2,500,000
Rynel Ltd., Inc................................   10/1/01      1,250,000    14.00         1,250,000
Scandia Technologies, Inc......................    4/9/01      1,825,000    14.00         1,825,000
Sheet Metal Specialties, Inc...................   6/20/01        250,000    14.00           250,000
Sheet Metal Specialties, Inc...................   12/4/01        211,750    12.00           211,750
SkillSearch Corporation........................    2/5/98        496,000    13.00           499,349
SkillSearch Corporation........................   3/10/97        150,000    14.00           150,000
Southern Specialty Brands, Inc.................   6/30/01      1,732,500    14.00         1,736,004
Sqwincher Corporation..........................   1/31/00        500,000    13.50           500,000
Studley Products Corp..........................  11/18/99        107,000    12.00           107,000
Studley Products Corp..........................   12/1/99        440,800     8.00           440,800
Summit Publishing Group, Ltd...................   3/17/99      1,485,000    12.00         1,493,500
Summit Publishing Group, Ltd...................   7/26/01        625,000    14.00           625,000
Suncoast Medical Group, Inc....................   9/14/99        485,000    13.50           441,998
Suncoast Medical Group, Inc....................    6/7/00        495,000    14.00           445,913
Suncoast Medical Group, Inc....................   2/23/01        522,000    14.00           472,747
TCOM Systems, Inc..............................    2/5/98        462,610     0.00           462,608
Tower Environmental, Inc.......................  11/30/98      2,440,000    10.00         1,601,990
Tower Environmental, Inc.......................   5/30/95        150,000    12.50           150,000
Trade Am International, Inc....................   9/30/00      4,000,000    12.75         4,000,000
TRC Acquisition Corporation....................  10/21/01      1,000,000    13.50         1,000,000
UltraFab, Inc..................................   6/27/01      1,500,000    14.00         1,500,000

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                            AS OF DECEMBER 31, 1996

                                                                            COUPON
                                                                           INTEREST
LOANS                                            MATURITY       COST         RATE       FAIR VALUE
-----                                            --------   ------------   --------    ------------
Unique Electronics, Inc........................  11/30/99   $    600,000    10.67%     $    600,000
Urethane Technologies, Inc.....................   3/16/01      1,636,520    13.50         1,697,100
Valdawn, LLC...................................   4/13/00      2,399,974    13.50         2,400,000
Viking Moorings Acquisition, LLC...............  12/15/00      1,655,500    13.00         1,730,146
Virtual Resources Inc. ........................   8/16/01      3,000,000    14.00         3,000,000
Vista Information Solutions, Inc. .............   4/30/01      2,032,157    13.50         2,086,736
WJ Holdings, Inc. .............................  11/19/01      4,000,000    13.50         4,000,000
WWR Technology, Inc. ..........................   11/1/97        319,700    13.50           324,184
Zahren Alternative Power Corp. ................   1/30/00        495,000    13.00           496,075
Zahren Alternative Power Corp. ................  11/27/99      1,980,000    13.00         1,989,663
                                                            ------------               ------------
          Total Loans..........................             $227,313,284               $221,487,385
                                                            ============               ============

                                                                         COST OR
                                                        NUMBER OF      CONTRIBUTED
EQUITY INTERESTS                                          SHARES          VALUE      FAIR VALUE
----------------                                      --------------   -----------   -----------
PUBLICLY TRADED INVESTMENTS
National Vision Associates, Ltd. Common Stock.......         208,698   $ 1,771,149   $   802,180
Trans Global Services, Inc. Common
  Stock -- restricted...............................          28,088         5,300        37,685
Moovies, Inc. Common Stock -- restricted............         156,110         1,561       566,874
Premiere Technologies, Inc. Common Stock............         328,360             0     7,720,565
Cardiac Control Systems, Inc. Common
  Stock -- restricted...............................          50,000       250,000        52,500
Innotech, Inc. Common Stock.........................          65,530        20,000       474,273
American Network Exchange Common
  Stock -- restricted...............................         139,651        21,879       197,839
Educational Medical, Inc. Common
  Stock -- restricted...............................         108,198             0       817,346
FCOA Acquisition Corp. Common Stock -- restricted...          94,335             0       597,084
QuadraMed Corporation Common Stock -- restricted....          25,700             0       180,275
QuadraMed Corporation Common Stock -- escrowed......           2,856             0             0
EQUITY INVESTMENTS IN PRIVATE COMPANIES
Skillsearch Corporation Common Stock................           2,241       250,035       150,000
Potomac Group, Inc. Preferred Stock -- Series A.....         800,000     1,000,000     2,000,000
Potomac Group, Inc. Common Stock....................         479,115       289,779     1,299,038
Kentucky Kingdom, Inc. Common Stock.................          13,260       258,316     1,325,000
Golf Corporation of America, Inc. Common Stock......         100,000       100,000             0
International Risk Control, Inc. Preferred
  Stock -- Series A.................................         200,000        50,000        50,000
DentalCare Partners, Inc. Preferred Stock -- Series
  E.................................................         490,978       800,000       800,000
Unique Electronics, Inc. Preferred Stock -- Series
  A.................................................       1,000,000     1,000,000       880,000
Pipeliner Systems, Inc. Preferred Stock -- Series
  D.................................................           5,000     1,000,000       900,000
Front Royal, Inc. Common Stock......................         110,000       275,000       275,000
NovaVision, Inc. Preferred Stock -- Series A........       3,720,141     3,720,141     3,720,141
Fycon Technologies, Inc. Preferred Stock -- Series
  A.................................................          96,000        96,000             0
Virginia Gas Company Preferred Stock -- Series A....           2,000     2,000,000     2,000,000
Johnston County Cable, L.P. Class A Interest in
  L.P...............................................  11.11% of L.P.       100,000       100,000
Dalcon International, Inc. Series B Preferred
  Stock.............................................         850,000       850,000       750,000
Zahren Alternative Power Corporation Common Stock...             700       210,000       210,000
Zahren Alternative Power Corporation Preferred
  Stock.............................................             200       200,000       200,000

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                            AS OF DECEMBER 31, 1996

                                                                         COST OR
                                                        NUMBER OF      CONTRIBUTED
EQUITY INTERESTS                                          SHARES          VALUE      FAIR VALUE
----------------                                      --------------   -----------   -----------
Electronic Merchant Services Series B Preferred
  Stock.............................................             163   $         0   $         0
PRA International, Inc. Common Stock................          31,279       190,000       190,000
Caldwell/VSR Inc. Preferred Stock...................             890       890,000       760,000
Precision Fixtures & Graphics, Inc. Preferred
  Stock.............................................       1,500,000     1,500,000             0
Palco Telecom Service Common Stock..................         157,895         1,579       100,000
Studley Products Corp. Common Stock.................           2,204       220,400             0
Clearidge, Inc. Series A Preferred Stock............      14,800,000     3,700,000     3,700,000
Gulfstream International Airlines, Inc. Series A
  Preferred Stock...................................             216     3,000,000     3,000,000
Home Link, Inc. Preferred Stock.....................       1,000,000     1,000,000     1,000,000
Voice FX Corporation Common Stock...................          24,078       110,001       110,001
                                                                       -----------   -----------
          Total Equity Interests....................                   $24,881,140   $34,965,801
                                                                       ===========   ===========

                                                                          COST OR
                                             NUMBER OF     PERCENTAGE   CONTRIBUTED
STOCK WARRANTS                                SHARES       OWNERSHIP       VALUE        FAIR VALUE
--------------                             -------------   ----------   ------------   ------------
PUBLICLY TRADED COMPANIES
American Network Exchange................         13,988       0.00%    $          0   $          0
Cardiac Control Systems, Inc.............        100,000       4.35                0        104,997
Consumat Systems, Inc....................        250,000      20.00                0        229,688
Moovies, Inc.............................         20,000       0.20                0              0
Multicom Publishing, Inc.................        163,791       2.80          800,000        138,540
Urethane Technologies, Inc...............        484,640       4.66          363,480         42,406
Vista Information Solutions, Inc.........      1,247,582       5.00          467,843        491,235
Virginia Gas Company.....................         54,163       1.52                0        278,034
Virginia Gas Company.....................         54,163       1.52               54              0
PRIVATE COMPANIES
AB Plastics Holding Corporation..........        200,000      20.00                0              0
Affinity Corporation.....................            550       9.67           20,000        385,000
Alternative Home Care....................        163,695      13.00                0              0
Alvin Carter Holdings Corp. .............      2% of Co.       2.00                0              0
American Corporate Literature............        222,197      19.72           17,000         17,000
American Rockwool Acquisition Corp. .....      1,100,000      11.00                0              0
Amscot Holdings, Inc. ...................          1,534      26.47                0              0
Argenbright Holdings LLC.................             18       3.50          750,000        375,000
Ashe Industries, Inc. ...................            254      19.35           20,000              0
Associated Response Services, Inc. ......            370      35.20           14,000      1,000,000
Assured Power, Inc. .....................            374      16.00                0              0
Auto Rental Systems, Inc. ...............        144,869       7.00                0              0
Avionics Systems, Inc. ..................     15% of Co.      15.00                0              0
B & N Company, Inc. .....................             33       4.00           40,000              0
BankCard Services Corporation............        149,261      28.00            3,000              0
BiTec Southeast, Inc. ...................          1,480      15.00           21,000              0
Carter Kaplan Holdings, LLC..............     24% of LLC      24.00            6,100              0

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                            AS OF DECEMBER 31, 1996

                                                                          COST OR
                                             NUMBER OF     PERCENTAGE   CONTRIBUTED
STOCK WARRANTS                                SHARES       OWNERSHIP       VALUE        FAIR VALUE
--------------                             -------------   ----------   ------------   ------------
C.J. Spirits, Inc. ......................        180,000      10.00%    $      7,500   $          0
Caldwell/VSR Inc. .......................            159      15.93                0              0
Cartech Holdings, Inc. ..................        210,527      20.00                0              0
Cedaron Medical, Inc. ...................        173,981       4.25                0              0
CellCall, Inc. ..........................            398       1.50           10,000        125,000
CF Data Corp. ...........................            257      20.50           17,500         17,500
Champion Glove Manufacturing Co., Inc....        538,614       6.88                0              0
Clearidge, Inc. .........................        442,164       1.78                0              0
CLS Corporation..........................        126,997       4.22                0              0
Colonial Investments, Inc. ..............            264      24.00                0              0
Continental Diamond Cutting Company......            112      12.22                0              0
Corporate Flight Mgmt., Inc. ............         66,315       6.63            3,500        100,000
Corporate Link, Inc. ....................            190      16.00                0              0
CreditCorp and affiliates................             52       5.00          461,000        461,000
Dalcon Technologies, Inc. ...............        250,000      20.00                0              0
Dalts, Inc. .............................            125      25.00                0              0
Delaware Publishing Group, Inc. .........          8,534      47.67           15,000        200,000
DentalCare Partners, Inc. ...............        666,022       4.98           10,000        290,000
Eastern Food Group LLC...................         17,647      15.00                0              0
Electronic Merchant Services.............            430      12.50           12,500              0
Encore Orthopedics, Inc. ................        577,300       5.21          711,335      1,205,000
Entek Scientific Corporation.............        185,480       3.75                0              0
Express Shipping Centers, Inc. ..........         73,752       5.09          552,402        552,402
Foodnet Holdings, LLC....................           8.00       8.00                0              0
Fortrend Engineering Corp. ..............        437,552       3.25                0              0
Front Royal, Inc. .......................        240,458       1.85                0        480,000
Fycon Technologies, Inc. ................         58,677      15.00                0              0
Fypro, Inc. .............................        255,882      15.00                0              0
Gardner Wallcovering, Inc. ..............              2       2.00           15,000         15,000
General Materials Management Inc. .......        600,000      10.00                0              0
Generation 2 Worldwide LLC...............     30% of LLC      30.00                0              0
Global Finance & Leasing, Inc. ..........          5,000      25.00                0              0
Global Marine............................          5,137      18.00                0              0
Gold Medal Products, Inc. ...............        102,370      32.77                0              0
Golf Corporation of America, Inc. .......        350,000      28.27                0              0
Golf Video, Inc. ........................             98      49.50                0              0
Good Food Fast Companies, The............        174,779      17.00                0              0
Gulfstream International Airlines,
  Inc....................................            413      32.00           10,000        140,000
H & H Acquisition Corporation............          3,600      22.50                0              0
Home Link Services, Inc. ................        166,667      20.00                0              0
Horizon Medical Products, Inc. ..........          9,486       8.25                0              0
Hoveround Corporation....................            850      10.00                0      1,135,000
HPC America, Inc. .......................              5       2.75           30,000         30,000
Hunt Incorporated........................             44      10.00                0        100,000
Hunt Leasing & Rental Corporation........            265      10.00                0        100,000
HTR, Inc. ...............................        849,381       6.00                0              0

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                            AS OF DECEMBER 31, 1996

                                                                          COST OR
                                             NUMBER OF     PERCENTAGE   CONTRIBUTED
STOCK WARRANTS                                SHARES       OWNERSHIP       VALUE        FAIR VALUE
--------------                             -------------   ----------   ------------   ------------
I. Schneid Holdings LLC..................     11% of LLC      11.00%    $          0   $          0
ILD Communications.......................          5,429       3.20                0              0
In Store Services, Inc. .................            429      12.50           12,000         12,000
Johnston County Cable L.P................   27.5% of L.P      27.50           10,000         10,000
K.W.C. Management Corp. .................            794      24.40                0              0
Kentucky Kingdom, Inc. ..................          6,132       2.00                0        610,000
Kryptonics, Inc. ........................          1,255       6.40                0        400,000
Lane Acquisition Corporation.............         11,667      10.00                0              0
Leisure Clubs International, Inc. .......            144      10.00           15,000         15,000
Lovett's Buffet, Inc. ...................        204,219       3.02                0        400,000
Mayo Hawaiian Corp. .....................             81       7.50                0              0
MBA Marketing Corporation................         11,100       4.29           18,000         18,000
McAuley's Incorporated...................             64       6.00                0              0
Metals Recycling Technologies Corp.......        257,801       5.00                0              0
Money Transfer Systems, Inc. ............             94       8.50           10,000         10,000
Monogram Products, Inc. .................          1,276       6.00           84,000         84,000
Moore Diversified Products, Inc. ........             12      11.00                0              0
Multimedia Learning, Inc. ...............        131,697       8.10                0        800,000
Multi-Media Data Systems, Inc. ..........        259,072      20.00                0              0
NASC, Inc. ..............................          2,652      23.00                0              0
Nationwide Engine Supply, Inc. ..........      1,265,664      20.20           25,000         25,000
Novavision, Inc. ........................        222,222      10.00                0              0
NRI Service and Supply, L.P..............    27.5% of LP      27.50           25,000         25,000
Orchid Manufacturing, Inc. ..............      1,219,047       2.61           40,000        600,000
P.A. Plymouth, Inc. .....................         92,647      15.00                0              0
Paradigm Valve Services, Inc. ...........         30,000      12.00                0              0
Patton Management Corporation............            426      10.00                0        185,000
PaySys International, Inc. ..............         30,000       2.68           10,000         10,000
PFIC Corporation.........................          5,917       6.00                0              0
PRA International, Inc. .................        117,298       3.63           20,000        685,000
Pipeliner Systems, Inc. .................      2,080,000      20.55           20,000              0
Precision Fixtures & Graphics, Inc.......          2,602      51.00                0              0
Precision Panel Products, Inc............            122       8.25           15,000         15,000
Pritchard Glass, Inc.....................         12,500      25.00                0              0
Quest Group International, Inc...........         88,840      17.52          275,000        275,000
Radiant Systems, Inc.....................        174,642       1.52          240,000        950,000
Radio Systems Corporation................        162,167       8.13                0      1,000,000
Rynel Ltd., Inc..........................        390,517      15.00                0              0
Scandia Technologies, Inc................            282      22.00                0              0
Sheet Metal Specialties, Inc.............            538      35.00                0              0
SkillSearch Corporation..................          2,381       7.59          254,000        150,000
Southern Specialty Brands, Inc...........         10,000      10.00           17,500         17,500
Sqwincher Corporation....................            111      10.00                0        140,000
Suncoast Medical Group, Inc..............        580,159      23.00           25,000              0
Suprex Corporation.......................      1,058,179       3.45                0              0

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                            AS OF DECEMBER 31, 1996

                                                                          COST OR
                                             NUMBER OF     PERCENTAGE   CONTRIBUTED
STOCK WARRANTS                                SHARES       OWNERSHIP       VALUE        FAIR VALUE
--------------                             -------------   ----------   ------------   ------------
Tower Environmental, Inc.................             82      10.07%    $     20,000   $          0
Trade Am International, Inc..............        335,106       6.00                0              0
TRC Acquisition Corporation..............        375,000      12.50                0              0
UltraFab, Inc............................        120,000      12.00                0              0
Unique Electronics, Inc..................     20% of Co.      20.00                0              0
VanGard Communications Co., LLC..........     12% of LLC      12.00                0              0
VDI Acquisition Company, LLC.............     21% of LLC      21.00               26             26
Viking Moorings Acquisition, LLC.........    6.5% of LLC       6.50          344,500        344,500
Virtual Resources, Inc...................              8       7.50                0        250,000
Voice FX Corporation.....................        233,112       7.10          176,000        450,000
WJ Holdings, Inc. .......................        250,000      25.00                0              0
Zahren Alternative Power Corporation.....          1,247       6.54           25,000        400,000
                                                                        ------------   ------------
          Total Warrants.................                               $  6,059,240   $ 15,893,828
                                                                        ============   ============
OTHER INVESTMENTS (See Note 3)
Gates Communication, L.P. -- Anticipated
  royalty payments upon sale of assets...             --         --     $  1,389,628   $  1,289,628
Hancock Company -- Royalty stream from
  sale of Gitman brand name..............             --         --        1,900,000        600,000
HSA International, Inc. -- Anticipated
  proceeds from litigation...............             --         --        1,150,000      1,000,000
Capitalized workout expenses.............             --         --          250,671        100,654
                                                                        ------------   ------------
          Total other investments........                               $  4,690,299   $  2,990,282
                                                                        ------------   ------------
          Total Investments..............                               $262,943,963   $275,337,296
                                                                        ============   ============

                   SIRROM CAPITAL CORPORATION & SUBSIDIARIES

                     CONSOLIDATED PORTFOLIO OF INVESTMENTS
                            AS OF DECEMBER 31, 1997

                                                                              COUPON
                                                                             INTEREST
LOANS                                              MATURITY       COST         RATE      FAIR VALUE
-----                                              --------   ------------   --------   ------------
Action Sports Group, LLC.........................   8/19/02   $  1,750,000    13.00%    $  1,750,000
Aero Products Corporation........................    6/9/02      2,500,000    13.00        2,500,000
Aero Products Corporation........................  12/19/99      1,250,000    14.00        1,250,000
Affinity Fund, Inc. .............................   6/29/98      1,485,000    12.50        1,500,000
Affinity Fund, Inc. .............................   3/10/00      1,000,000    14.00        1,000,000
Affinity Fund, Inc. .............................  12/28/98        495,000    12.50          497,075
Alignis, Inc. ...................................   2/28/02      2,500,000    13.00        2,500,000
American Consolidated Laboratories, Inc..........   4/25/02      1,458,450    13.50        1,223,990
American Consolidated Laboratories, Inc..........  12/18/01        520,000    13.00          520,000
American Consolidated Laboratories, Inc..........   4/25/02        529,238    13.50          534,126
American Corporate Literature, Inc. .............   9/29/01      1,683,000    14.00        1,687,528
American Corporate Literature, Inc. .............    1/1/98        500,000    14.00          500,000
American Network Exchange, Inc...................  11/30/98        990,000    13.00          998,350
American Network Exchange, Inc...................   1/18/99        990,000    13.00          998,016
Amscot Holdings, Inc. ...........................   5/26/00        800,000    14.00          800,000
Amscot Holdings, Inc. ...........................   9/20/00        200,000    14.00          200,000
Amscot Holdings, Inc. ...........................   6/28/01        500,000    14.00          500,000
Amscot Holdings, Inc. ...........................  12/27/01        250,000    14.00          250,000
Amscot Holdings, Inc. ...........................   7/30/02      1,000,000    14.00        1,000,000
Anton Airfoods, Inc. ............................   5/21/02      5,000,000    13.50        5,000,000
ARAC Holding Co., Inc. ..........................   9/27/01      3,000,000    13.50        3,000,000
Ashe Industries, Inc. ...........................   5/18/99        535,546    12.50          185,546
Associated Response Services, Inc. ..............   6/20/99      1,386,000    12.50        1,396,019
Associated Response Services, Inc. ..............   2/15/00        335,000    12.50          335,000
Associated Response Services, Inc. ..............    1/6/00        300,000    12.50          300,000
Associated Response Services, Inc. ..............   11/8/01        500,000    12.50          500,000
Associated Response Services, Inc. ..............   3/27/02      3,000,000    12.50        3,000,000
Assured Power, Inc. .............................   10/1/00        200,000    13.50           50,000
Atlantic Security Systems, Inc. and affiliates...   1/29/02      2,250,000    13.25        2,250,000
Auburn International, Inc. ......................  12/31/02      2,850,000    13.50        2,852,500
Austin Innovations, Inc. ........................    7/1/02      1,950,000    13.75        1,953,448
Avionics Systems, Inc. ..........................   7/19/01      3,000,000    13.50        3,000,000
B & N Company, Inc. .............................    8/8/00      2,970,000    12.50        2,583,500
B & N Company, Inc. .............................   3/28/01        990,000    13.00          993,507
BankCard Services Corporation....................   1/21/98        273,731    13.00          126,631
BiTec Southeast, Inc. ...........................    7/1/99      2,600,321    12.70        2,192,671
BiTec Southeast, Inc. ...........................    8/9/01        950,000    14.00          950,000
BiTec Southeast, Inc. ...........................   4/30/97        350,000    14.00          350,000
BiTec Southeast, Inc. ...........................    demand        228,000    14.00          228,000
Bohdan Automation, Inc. .........................    7/1/02      1,500,000    13.50        1,500,000
Bravo Corporation, Inc. .........................   3/31/03      3,250,000    12.00        3,250,000
BroadNet, Inc. ..................................    6/9/02      2,500,000    14.00        2,500,000
BUCA, Inc........................................  10/31/02      1,565,003    13.50        1,572,253
Bug.Z., Inc. ....................................   9/23/02      2,500,000    15.00        2,500,000
C.J. Spirits, Inc. ..............................    6/1/97        750,171    13.50          105,796
Caldwell/VSR Inc. ...............................   2/28/01      1,500,000    12.00        1,500,000

                   SIRROM CAPITAL CORPORATION & SUBSIDIARIES

                            AS OF DECEMBER 31, 1997

                                                                              COUPON
                                                                             INTEREST
LOANS                                              MATURITY       COST         RATE      FAIR VALUE
-----                                              --------   ------------   --------   ------------
Caldwell/VSR Inc. ...............................   9/27/01   $     22,262    14.00%    $     22,262
Cardiac Control Systems, Inc. ...................   3/31/00      1,500,000    13.50        1,500,000
Cartech Holdings, Inc. ..........................   4/29/01      1,500,000    13.00        1,500,000
Carter Kaplan Holdings, LLC......................   6/22/00        594,000    14.00           44,800
Catalina Food Ingredients, Inc. .................   3/30/02      3,500,000    13.00        3,500,000
Cedaron Medical, Inc. ...........................   6/28/01      1,500,000    13.50        1,500,000
Cell Call, Inc. .................................    3/1/98        990,000    12.75        1,000,000
CF Data Corp. ...................................   3/16/00      1,732,500    13.75        1,742,428
Champion Glove Manufacturing Co., Inc. ..........   7/27/00      1,250,000    13.50           50,000
Check Into Cash, Inc. ...........................   11/7/01      3,039,000    14.00        3,138,879
CMHC Systems, Inc. ..............................    7/1/02      1,400,000    13.50        1,400,000
CMP Enterprises, LLC.............................  12/10/02      3,500,000    13.00        3,500,000
Colonial Investments, Inc. ......................  10/16/00        800,000    13.75          800,000
Colonial Investments, Inc. ......................    4/1/98        300,000    13.75          300,000
Colonial Investments, Inc. ......................    4/1/98         60,933    13.75           60,933
Columbus Medical Holdings, LLC...................   1/31/02      4,000,000    13.75        4,000,000
Compression, Inc. ...............................  12/17/02      3,700,000    13.50        3,700,000
Consumat Systems, Inc. ..........................   11/1/00        500,000    14.00          500,000
Consumat Systems, Inc. ..........................    1/1/01        500,000    14.00          500,000
Consumat Systems, Inc. ..........................   3/11/01        500,000    14.00          500,000
Consumat Systems, Inc. ..........................   3/26/02        500,000    14.00          500,000
Consumat Systems, Inc. ..........................   7/15/98        500,000    14.00          500,000
Continental Diamond Cutting Co. .................  10/28/99        500,000    13.00          500,000
Continental Diamond Cutting Co. .................  11/16/99        200,000    13.00          200,000
Corporate Link, Inc. ............................  12/13/01        600,000    14.00          600,000
Corporate Link, Inc. ............................   1/13/98        300,000    14.00          300,000
Cort Investment Group, Inc. (d/b/a Contract
  Network).......................................   8/27/02      3,320,000    13.50        3,335,000
Creighton Shirtmakers, Inc. and affiliates.......    demand      1,969,000    14.00        1,969,000
CSM, Inc. .......................................  12/31/01      1,400,000    14.00        1,400,000
Cybo Robotics, Inc. .............................   9/18/02      1,050,000    13.25        1,050,000
Dalts, Inc. .....................................   4/28/01      2,000,000    13.50        2,000,000
Dartek Industries, Inc...........................  11/20/01      3,800,000    13.50        3,800,000
Dartek Industries, Inc...........................    6/1/99        688,915    13.50          688,915
Data National Corporation........................  12/10/02      1,050,000    13.75        1,057,500
DentalCare Partners, Inc. .......................   1/11/01      2,206,023    12.50        2,213,037
DFI/Aeronomics, Inc. ............................  12/30/02      3,000,000    13.50        3,000,000
Dyad Corporation.................................  12/31/02      2,900,000    14.00        2,910,000
DynaGen, Inc. ...................................   6/17/02      1,733,300    13.50        1,764,415
Dyntec, Inc. ....................................    7/7/02      2,500,000    14.00        2,500,000
Electronic Accessory Specialists Int'l, Inc. ....   6/23/02      1,600,000    13.50        1,600,000
Encor Technologies, Inc. ........................   3/30/02      1,444,000    13.13        1,444,000
Endeavor Technologies, Inc. .....................    9/2/02      4,000,000    13.50        4,000,000
Entek Scientific Corporation.....................   5/22/02      1,090,000    13.00        1,108,984
Entek Scientific Corporation.....................   6/28/01      2,500,000    13.00        2,500,000
Express Shipping Centers, Inc. ..................   9/22/00      1,697,598    13.25        1,955,394

                   SIRROM CAPITAL CORPORATION & SUBSIDIARIES

                            AS OF DECEMBER 31, 1997

                                                                              COUPON
                                                                             INTEREST
LOANS                                              MATURITY       COST         RATE      FAIR VALUE
-----                                              --------   ------------   --------   ------------
Express Shipping Centers, Inc. ..................    5/1/02   $    250,000    13.25%    $    250,000
Express Shipping Centers, Inc. ..................   7/14/98        150,000    15.00          150,000
Faxnet Corporation...............................   6/17/02      1,900,000    13.00        1,911,669
FDL, Inc. .......................................   1/30/02      1,750,000    13.50        1,800,004
Film Technologies International, Inc. ...........   2/27/02      1,500,000    14.00        1,500,000
FoodNet Holdings, LLC............................   7/22/01      1,500,000    13.50        1,500,000
Fortrend Engineering Corp. ......................   8/30/01      1,500,000    12.99        1,500,000
Fypro, Inc. .....................................  12/17/01      1,166,000     8.00        1,016,000
Gardner Wallcovering, Inc. ......................   3/28/01        235,000    13.50          240,250
General Materials Management, Inc. ..............   7/29/01      2,500,000    13.50        2,250,000
Generation 2 Worldwide LLC.......................  10/31/00      2,000,000    14.00        2,000,000
Global Marine Electronics, Inc. .................    5/1/01      1,350,000    13.00        1,350,000
Gloves Inc. .....................................    5/1/02      1,500,000    13.00        1,500,000
Good Food Fast Companies, The....................  12/10/01      2,500,000    13.50        2,500,000
Gulfstream International Airlines Inc. ..........   7/29/99      1,490,000    13.00        1,498,517
Gulfstream International Airlines Inc. ..........   9/25/00      1,000,000    14.00        1,000,000
Gulfstream International Airlines Inc. ..........   3/19/02      1,500,000    14.00        1,500,000
Gulfstream International Airlines Inc. ..........   12/1/99      2,200,000    14.00        2,200,000
H & H Acq. Corp. ................................   8/30/01      1,500,000    14.00        1,500,000
Home Link Services, Inc. ........................  12/30/01        300,000    14.00          300,000
Hunt Assisted Living, LLC........................  10/17/02      2,999,900    12.00        2,999,904
Hunt Incorporated................................   3/31/00      3,000,000    14.00        3,000,000
Hydrofuser Industries, Inc. and affiliates.......   7/30/02        885,039    13.00          932,006
I.Schneid Acquisition, LLC.......................    4/1/01      2,000,000    14.00        2,000,000
IJL Holdings, Inc. ..............................   9/12/02      1,250,000    13.50        1,250,000
ILD Communications, Inc..........................   5/10/01      1,500,000    13.50        1,500,000
In-Store Services, Inc. .........................   4/19/00      1,188,000    14.00        1,194,600
Johnston County Cable, L.P. .....................   8/31/00      1,990,000    14.00        1,994,676
Karawia Industries, Inc. ........................   3/27/02      2,500,000    14.00        2,500,000
KWC Management Co., LLC..........................   4/25/01        500,000    14.00           50,000
Lane Acquisition Corporation.....................  11/21/01      4,000,000    13.75        4,000,000
Leisure Clubs International, Inc. ...............    4/1/01      1,485,000    14.00        1,490,250
Leisure Clubs International, Inc. ...............   3/27/02        125,000    14.00          125,000
M & M Industries, Inc. ..........................   2/26/02      2,250,000    14.00        2,250,000
Master Graphics, Inc. ...........................   5/31/02      4,300,000    13.25        4,300,000
Mayo Hawaiian Corp. .............................   6/27/01      2,200,000    14.00        2,200,000
MBA Marketing Corporation........................    2/4/99      1,782,000    12.50        1,796,100
McAuley's Incorporated...........................   7/31/01      3,000,000    13.00        3,000,000
MCG, Inc. .......................................  12/23/02      1,500,000    13.50        1,500,000
Mead-Higgs Company, Inc. ........................   5/19/02      1,400,000    14.00        1,400,000
Merge Technologies, Inc. ........................   6/30/02      2,000,000    13.50        2,000,000
Mesa International, Inc. ........................   1/23/02      3,800,000    14.00        3,800,000
Metals Recycling Technologies Corp. .............  10/31/01      2,000,000    14.00        2,000,000
MetroLease, Inc. ................................   7/29/02      2,495,000    13.50        2,495,498
Money Transfer Systems, Inc. ....................   7/24/00        247,500    14.00          248,760
Money Transfer Systems, Inc. ....................  12/20/00        148,500    14.00          149,125

                   SIRROM CAPITAL CORPORATION & SUBSIDIARIES

                            AS OF DECEMBER 31, 1997

                                                                              COUPON
                                                                             INTEREST
LOANS                                              MATURITY       COST         RATE      FAIR VALUE
-----                                              --------   ------------   --------   ------------
Money Transfer Systems, Inc. ....................    3/1/01   $    148,500    14.00%    $    149,050
Money Transfer Systems, Inc. ....................    5/2/01        148,500    14.00          148,950
Money Transfer Systems, Inc. ....................    7/8/01        148,500    14.00          148,950
Money Transfer Systems, Inc. ....................   10/1/01        148,500    14.00          148,875
Money Transfer Systems, Inc. ....................    1/5/02        245,000    14.00          245,996
Money Transfer Systems, Inc. ....................    3/6/02        250,000    14.00          250,000
Money Transfer Systems, Inc. ....................   7/15/02        250,000    14.00          250,000
Moore Diversified Products, Inc. ................   6/16/00        800,000    13.50          800,000
Moore Diversified Products, Inc. ................   3/27/02      1,000,000    13.50        1,000,000
Multicom Publishing, Inc. .......................   3/29/01      1,025,000    13.00        1,068,328
Multicom Publishing, Inc. .......................    demand         51,556    14.00           51,556
Multicom Publishing, Inc. .......................    demand        650,000    14.00          650,000
Multicom Publishing, Inc. .......................    demand         70,000    14.00           70,000
Multicom Publishing, Inc. .......................    demand        160,000    14.00          160,000
Multimedia Learning, Inc. .......................    5/8/00      1,500,000    14.00        1,500,000
Multimedia Learning, Inc. .......................   4/18/01        500,000    13.50          500,000
Multimedia Learning, Inc. .......................   9/12/01        750,000    13.50          750,000
Mytech Corporation...............................   9/25/02      1,400,000    13.50        1,400,000
NASC, Inc. ......................................   6/26/01      1,500,000    13.50        1,500,000
NASC, Inc. ......................................  12/13/98        500,000    13.50          500,000
National Health Systems, Inc. ...................   10/1/99        420,000    12.50          127,000
Nationwide Engine Supply, Inc. ..................   1/12/99      2,475,000    12.00        2,495,016
Nationwide Engine Supply, Inc. ..................   9/26/01      1,000,000    13.50        1,000,000
NetForce, Inc. ..................................  11/27/02      2,000,000    14.00        2,000,000
NRI Service and Supply L.P. .....................   2/13/00      2,225,000    14.00        2,239,595
Omni Home Medical, Inc. .........................   3/30/02      2,000,000    14.00        2,000,000
One Call Comprehensive Care, Inc. ...............  12/19/01      1,500,000    14.00        1,500,000
One Call Comprehensive Care, Inc. ...............   3/31/02        500,000    14.00          500,000
One Call Comprehensive Care, Inc. ...............   1/31/98        300,000    14.00          300,000
One Call Comprehensive Care, Inc. ...............   1/31/98        175,000    14.00          175,000
One Coast Network Corporation....................  11/17/02      5,000,000    14.00        5,000,000
Orchid Manufacturing Group, Inc. ................   9/14/00      2,960,000    13.00        2,976,675
Orchid Manufacturing Group, Inc. ................  12/28/00      1,000,000    13.50        1,000,000
Outdoor Promotions LLC...........................  11/26/02        850,000    13.75          850,000
Pacific Linen, Inc. .............................   12/3/02      2,951,976    13.50        2,961,110
Palco Telecom Service, Inc. .....................  11/22/99      1,300,000    12.00        1,300,000
Paradigm Valve Services, Inc. ...................  11/12/01      1,600,000    13.50        1,600,000
Pathology Consultants of America, Inc............  12/23/02      1,702,368    13.13        1,703,161
Patton Management Corporation....................   5/26/00      1,900,000    13.50        1,900,000
PaySys International, Inc. ......................   9/26/02      3,725,158    13.50        3,743,482
Pik:Nik Media, Inc. .............................   6/23/00      1,000,000    12.00        1,000,000
Pipeliner Systems, Inc. .........................   9/30/98        980,000    10.00          896,984
Plymouth, Inc. ..................................   9/28/00      1,000,000    13.00        1,000,000
Potomac Group, Inc. .............................  11/20/01      1,997,409    14.00        1,997,409
PRA International, Inc. .........................   8/10/00      1,980,000    13.50        1,989,657
Precision Panel Products, Inc. ..................   1/11/02      2,022,781    12.75        2,031,781

                   SIRROM CAPITAL CORPORATION & SUBSIDIARIES

                            AS OF DECEMBER 31, 1997

                                                                              COUPON
                                                                             INTEREST
LOANS                                              MATURITY       COST         RATE      FAIR VALUE
-----                                              --------   ------------   --------   ------------
Precision Panel Products, Inc. ..................   1/11/02   $  2,348,026    14.00%    $  2,348,026
Pritchard Paint & Glass Co. .....................   2/14/01        767,431    14.00          767,431
Pritchard Paint & Glass Co. .....................   2/10/01        200,000    14.00          200,000
Proamics Corporation.............................   7/31/02      1,000,000    13.00        1,000,000
Professional Training Services, Inc. ............   9/30/02      3,400,000    13.25        3,400,000
Protect America, Inc. ...........................   1/30/02      3,905,000    13.50        3,923,996
R & R International, Inc. .......................   6/30/02      2,000,000    13.25        2,000,000
Ready Personnel, Inc. ...........................   12/3/02      3,000,000    13.25        3,000,000
Recompute Corporation............................   2/21/02      2,300,000    13.50        2,355,000
Reef Chemical Company, Inc. .....................   9/23/02      2,700,000    13.75        2,720,000
Relax the Back Corporation.......................   10/1/02      2,500,000    13.00        2,500,000
Rocky Mountain Radio Company LLC.................  11/10/01      3,000,000    13.50        3,000,000
Rynel Ltd., Inc. ................................   10/1/01      1,250,000    14.00        1,250,000
Saraventures Fixtures Inc. ......................   5/23/02      8,307,376    14.00        4,807,376
Sheet Metal Specialties, Inc. ...................   6/20/01        250,000    14.00          250,000
Sheet Metal Specialties, Inc. ...................   12/4/01        211,750    12.00          211,750
Sheet Metal Specialties, Inc. ...................   1/24/02         38,250    12.00           38,250
SkillMaster, Inc. ...............................   3/30/02      2,475,000    13.75        2,479,170
SkillSearch Corportion...........................    2/5/98        496,000    13.00          500,153
Solutioneering, Inc. ............................   3/31/02      2,000,000    13.75        2,000,000
Southern Specialty Brands, Inc. .................   6/30/02      1,732,500    14.00        1,739,508
Southern Therapy, Inc. ..........................   4/22/02      1,000,000    13.50        1,000,000
Southern Therapy, Inc. ..........................   7/28/02        500,000    13.50          500,000
Stealth Engineering, Inc. .......................  12/31/02      1,500,000    13.50        1,500,000
Stratford Safety Products, Inc. .................    3/1/02      2,125,000    13.50        2,138,750
Sub 1 Corporation (d/b/a Risk Management)........   10/8/02        750,000    14.00          750,000
Summit Publishing Group, Ltd. ...................   3/17/99      1,485,000    12.00        1,496,500
Summit Publishing Group, Ltd. ...................   7/26/01        625,000    14.00          625,000
Summit Publishing Group, Ltd. ...................   1/16/98        250,000    14.00          250,000
Suncoast Medical Group, Inc. ....................   9/14/99        485,000    13.50           91,998
Suncoast Medical Group, Inc. ....................    6/7/00        495,000    14.00          420,913
Suncoast Medical Group, Inc. ....................   2/23/01        522,000    14.00          447,747
Suncoast Medical Group, Inc. ....................   2/23/01         71,700    14.00           21,700
Suncoast Medical Group, Inc. ....................  12/31/98        625,000    13.50               --
TAC Systems, Inc. ...............................   3/27/02      1,012,000    14.00        1,012,000
TAC Systems, Inc. ...............................   1/31/98        500,000    14.00          500,000
TCOM Systems, Inc. ..............................   3/30/04        397,740     0.00          397,740
TeleCommunication Systems, Inc. .................   9/20/02      3,000,000    14.00        3,000,000
Telecontrol Systems, Inc. .......................   9/30/02      2,500,000    14.00        2,500,000
Temps & Co., Inc. ...............................   5/12/02      3,000,000    13.25        3,000,000
The Moorings, LLC................................  12/31/01      1,655,500    13.00        1,799,050
The Moorings, LLC................................  11/17/02      2,500,000    13.00        2,500,000
Thomas Holding Company (d/b/a Sports & Social
  Clubs of the U.S...............................   5/21/02      1,500,000    13.50        1,500,000
Tie and Track Systems, Inc.).....................  10/31/02      1,500,000    13.50        1,500,000
Towne Services, Inc. ............................  12/18/02      1,500,000    14.00        1,500,000

                   SIRROM CAPITAL CORPORATION & SUBSIDIARIES

                            AS OF DECEMBER 31, 1997

                                                                              COUPON
                                                                             INTEREST
LOANS                                              MATURITY       COST         RATE      FAIR VALUE
-----                                              --------   ------------   --------   ------------
Trade Am International, Inc. ....................   9/30/00   $  4,000,000    12.75%    $  4,000,000
TRC Acquisition Corporation......................  10/21/01      2,000,000    13.50        2,000,000
UltraFab, Inc. ..................................   6/27/01      1,500,000    14.00        1,500,000
Umbrellas Unlimited, LLC.........................   8/21/02        314,691    14.00          264,691
Unicoil, Inc. ...................................   9/28/02      2,000,000    13.50        2,000,000
Unique Electronics, Inc. ........................  11/30/99        600,000    10.67          600,000
Unique Electronics, Inc. ........................  10/10/02        300,000    13.00          300,000
UOL Publishing, Inc. ............................  10/31/99         32,353     6.00           32,348
Valdawn Watch Company............................   4/13/00      2,160,000    14.00        1,525,000
Valdawn Watch Company............................   8/21/02      1,000,000    14.00        1,000,000
Valdawn Watch Company............................   1/30/98        100,000    14.00          100,000
VDW Farms, Ltd. .................................  11/25/02      1,500,000    14.00        1,500,000
Watts-Finnis Holdings, Inc. .....................  11/30/02      2,500,000    13.25        2,500,000
Wearever Health Products, LLC....................   3/31/02      1,500,000    13.50        1,500,000
Wearever Health Products, LLC....................  12/11/02        450,000    13.50          450,000
Wolfgang Puck Food Company, Inc..................   5/20/02      5,000,000    12.50        5,000,000
Zahren Alternative Power Corp. ..................   1/30/00        495,000    13.00          497,071
Zahren Alternative Power Corp. ..................  11/27/99      1,980,000    13.00        1,993,619
                                                              ------------              ------------
          Subtotals..............................              375,031,495               365,465,224
                                                              ------------              ------------
TANDEM CAPITAL LOANS TO PUBLICLY TRADED COMPANIES
Altris Software, Inc. ...........................   6/27/02   $  2,415,000    11.50%    $  2,454,000
Berger Holdings, Inc. ...........................    1/2/03      1,796,000    12.25        1,799,400
Bikers Dream, Inc. ..............................  11/17/98      2,390,625    12.00        2,392,448
Cover-All Technologies, Inc. (convertible at
  $1.25/sh.).....................................   3/31/02      3,000,000    12.50        5,150,000
Digital Transmission Systems, Inc. (Convert at
  $10.25/sh.)....................................   9/25/02      4,000,000    11.50        4,000,000
Environmental Tectonics Corporation..............   3/27/04      3,500,770    12.00        3,534,054
Smartchoice Automotive Group (convertible at
  $6/sh.)........................................   3/12/99      3,500,000    12.00        3,500,000
Smartchoice Automotive Group (convertible at
  $6/sh.)........................................   5/13/02      4,000,000    12.00        4,000,000
Teltronics, Inc. (convertible at $4/sh.).........   2/13/02      4,250,000    11.00        4,250,000
Universal Automotive Industries, Inc. ...........   7/11/02      4,500,000    12.25        4,500,000
                                                              ------------              ------------
          Subtotals..............................               33,352,395                35,579,902
                                                              ------------              ------------
CANADIAN LOANS
Century Pacific Greenhouses Ltd.*................   4/14/02      1,002,794    13.00%       1,002,794
Copperhead Chemical Company, Inc. ...............  10/23/02        500,000    12.50          500,000
Daxxes Corporation*..............................   12/1/02        847,997    13.00          847,997
Eagle Quest Golf Center Inc. ....................   6/20/02      1,600,000    13.50        1,600,000
Executrain (3199673 Canada Inc.)*................   10/1/02        292,105    13.00          292,105
Executrain (3199673 Canada Inc.)*................  12/24/02        559,910    13.00          559,910
Glen Oak Inc.*...................................  12/17/02      1,268,678    12.50        1,268,678
Graphic Workshop (1246568 Ontario Inc.)*.........   9/30/02        360,787    12.50          360,787
Newfoundland Career Academy Ltd.*................    8/8/02        860,172    13.50          860,172
Quadravision Communications Ltd.*................   4/11/02        437,956    13.00          437,956
Race Face Components, Inc.*......................   11/1/02        433,463    12.00          433,463
SFG Technologies Inc.*...........................   7/30/02        724,218    13.00          724,218

                   SIRROM CAPITAL CORPORATION & SUBSIDIARIES

                            AS OF DECEMBER 31, 1997

                                                                              COUPON
                                                                             INTEREST
LOANS                                              MATURITY       COST         RATE      FAIR VALUE
-----                                              --------   ------------   --------   ------------
Sirvys Systems (3404447 Canada Inc.)*............  12/30/02   $    704,037    14.00%    $    704,037
Street Level (1216069 Ontario Ltd.)*.............  12/29/02        348,651    13.00          348,651
Supplements Plus Natural Vitamins & Cosmetics,
  Ltd.*..........................................   10/3/03        144,823    16.50          144,823
Systech Group, Inc.*.............................   3/31/02        874,636    13.00          874,636
                                                              ------------              ------------
          Subtotals..............................             $ 10,960,227              $ 10,960,227
                                                              ------------              ------------
          Total Loans............................             $419,344,117              $412,005,353
                                                              ============              ============

---------------

* Loan cost and fair value are stated in US dollars. Loan principal is denominated in Canadian dollars.

                                                                           COST OR
                                               NUMBER OF    PERCENTAGE   CONTRIBUTED
EQUITY INTERESTS                                 SHARES     OWNERSHIP       VALUE        FAIR VALUE
----------------                               ----------   ----------   ------------   ------------
PUBLICLY TRADED INVESTMENTS
American Consolidated Laboratories, Inc.
  Common Stock...............................   1,000,000      9.20%     $  1,000,000   $    175,000
American Network Exchange, Inc. Common
  Stock......................................      76,222      0.10            21,879         65,741
American Network Exchange, Inc. Common
  Stock......................................      63,429      0.00                 0              0
Cardiac Control Systems, Inc. Common Stock...      50,000      2.20           250,000         25,313
Compass Plastics & Technologies Inc. Common
  Stock......................................     447,144      7.70             2,000      2,373,589
Medical Resources Inc. Common Stock..........      55,549       .30         1,000,000        358,060
Moovies, Inc. Common Stock...................     156,110      1.60             1,561        149,280
Multicom Publishing, Inc. Common Stock.......     844,354     12.50             8,444         41,477
National Vision Associates, Ltd. Common
  Stock......................................     208,698      1.00         1,771,149      1,087,838
Network Event Theaters, Inc. Common Stock....     412,397      4.20         2,114,772      1,335,135
Premiere Technologies, Inc. Common Stock.....      25,000       .10                 0        603,750
QuadraMed Corporation Common Stock...........      11,422       .20                 0        209,546
UOL Publishing, Inc. Common Stock............      32,728       .90             8,494        362,735
Vista Information Solutions, Inc. Common
  Stock......................................   1,015,000      3.20                 0      3,387,563
Vista Information Solutions, Inc. Common
  Stock......................................     143,032      0.40                 0        371,287
NON-TRADED EQUITY INVESTMENTS IN PUBLIC
  COMPANIES
Altris Software, Inc. Preferred
  Stock -- convertible at $6.00/sh...........       3,000        --         3,000,000      3,000,000
American Consolidated Laboratories, Inc.
  Preferred Stock -- Series A................   2,720,141        --         2,720,141      2,375,000
Berger Holdings, Ltd. Preferred
  Stock -- Series A;
  convertible at $4.25/sh....................      25,000        --         2,500,000      2,500,000
Clinicor, Inc. Preferred Stock -- Series B...      50,000        --         5,000,000      5,000,000
Environmental Tectonics Corporation Preferred
  Stock -- Series A; convertible at
  $7.50/sh...................................      25,000        --         2,500,000      2,500,000

                   SIRROM CAPITAL CORPORATION & SUBSIDIARIES

                            AS OF DECEMBER 31, 1997

                                                                           COST OR
                                               NUMBER OF    PERCENTAGE   CONTRIBUTED
EQUITY INTERESTS                                 SHARES     OWNERSHIP       VALUE        FAIR VALUE
----------------                               ----------   ----------   ------------   ------------
Multicom Publishing, Inc. Preferred Stock --
  Series A...................................     235,000        --      $  1,175,000   $          0
Vista Information Solutions, Inc. Preferred
  Stock -- Series E; convertible at
  $2.75/sh...................................       2,500        --         2,500,000      2,800,000
Vista Information Solutions, Inc. Preferred
  Stock -- Series E; convertible at a price
  to be determined in June 1998..............       2,500        --         2,500,000      2,500,000
EQUITY INVESTMENTS IN PRIVATE COMPANIES
Bravo Corporation Common Stock...............      69,391      1.20%          106,950        350,000
Caldwell/VSR Inc. Preferred Stock............         890        --           890,000        890,000
CellCall, Inc. Common Stock..................         358      1.40            10,465        100,000
Clearidge, Inc. Preferred Stock -- Series
  A..........................................  10,800,000        --         2,700,000      2,700,000
Clearidge, Inc. Common Stock.................   4,000,000     17.70         1,000,000      1,000,000
Corporate Flight Management, Inc. Common
  Stock......................................      66,315      6.60               663            663
CSM, Inc. Class A Common Stock...............      99,673     10.00           100,000        100,000
Dentalcare Partners, Inc. Preferred Stock --
  Series E...................................     510,617        --           819,639        300,000
Front Royal, Inc. Common Stock...............     110,000      0.80           275,000        400,000
Fypro, Inc. Preferred Stock -- Series A......   4,659,480        --         4,659,480      4,048,480
Gulfstream International Airlines, Inc.
  Preferred Stock --Series A.................         216        --         3,000,000      3,000,000
Home Link, Inc. Preferred Stock..............   1,000,000        --         1,000,000        750,000
Kentucky Kingdom, Inc. Common Stock..........      24,142      5.60           238,316        500,000
Palco Telecom Service Common Stock...........     157,895      5.00             1,579        100,000
Paysys International, Inc. Common Stock......     150,000     15.90               300        600,000
Pipeliner Systems, Inc. Preferred
  Stock -- Series D..........................       5,000        --         1,000,000        800,000
Potomac Group, Inc. Preferred Stock -- Series
  A..........................................     800,000        --         1,000,000      2,000,000
Potomac Group, Inc. Common Stock.............     738,187      9.10           292,370      1,799,038
PRA International, Inc. Common Stock.........     148,577      4.20           211,174      2,046,174
Recompute Corporation Common Stock...........     125,000      1.60           250,000        125,000
Relevant Knowledge, Inc. Preferred Stock --
  Series B...................................     312,500        --           500,000        500,000
Relevant Knowledge, Inc. Common Stock........      75,000      3.30           120,000        120,000
Saraventures Fixtures, Inc. Preferred
  Stock......................................       3,510        --         1,659,469              0
Skillsearch Corporation Common Stock.........       5,998     19.10           554,035        125,000
Teltrust, Inc. Common Stock..................     175,677      1.75                 0        525,000
Unique Electronics, Inc. Preferred Stock --
  Series A...................................   1,000,000        --         1,000,000        675,000
Valdawn Watch Co. Preferred Stock............         240        --           240,000              0
Voice FX Corporation Common Stock............      24,078      0.80           110,001         25,000
Zahren Alternative Power Corporation Common
  Stock......................................         700      3.90           210,000        210,000
Zahren Alternative Power Corporation
  Preferred Stock............................         200        --           200,000        200,000
                                                                         ------------   ------------
          Total Equity Interests.............                            $ 50,222,881   $ 55,210,669
                                                                         ============   ============

                   SIRROM CAPITAL CORPORATION & SUBSIDIARIES

                            AS OF DECEMBER 31, 1997

                                                                            COST OR
                                              NUMBER OF      PERCENTAGE   CONTRIBUTED
             STOCK WARRANTS                    SHARES        OWNERSHIP       VALUE        FAIR VALUE
             --------------                ---------------   ----------   ------------   ------------
PUBLICLY TRADED COMPANIES
American Consolidated Laboratories,
  Inc....................................        1,050,563      9.69%     $    214,312   $    183,849
American Network Exchange, Inc...........           13,988      0.00                 0              0
Cardiac Control Systems, Inc. ...........          150,000      4.35                 0         50,625
Cardiac Control Systems, Inc. ...........           50,000      2.15                 0              0
Consumat Systems, Inc. ..................          250,000     20.00                 0         84,375
Consumat Systems, Inc. ..................           66,379      5.00                 0              0
DynaGen, Inc. ...........................          266,700      0.01           266,700         23,336
Encore Medical Corporation...............           69,841      0.01                 0              0
HydroFuser Industries, Inc. .............          662,245      5.00           469,684        463,572
Moovies, Inc. ...........................           20,000      0.20                 0              0
Multicom Publishing, Inc. ...............          163,791      2.40           800,000         10,265
Vista Information Solutions, Inc. .......           47,582      0.20                 0        158,805
Vista Information Solutions, Inc. .......           10,000      0.05                 0         25,958
TANDEM CAPITAL WARRANTS IN PUBLICLY
  TRADED COMPANIES
Altris Software, Inc. (exercise price
  $6/sh.)................................          300,000      3.00           585,000        450,000
Berger Holdings, Ltd. (exercise price
  $4.25/sh.).............................          240,000      4.60           204,000        204,000
Bikers Dream, Inc. (exercise price
  $1/sh.)................................          437,500      1.55           109,375        109,375
Environmental Tectonics Corp. (exercise
  price $1/sh.)..........................          166,410      5.00           499,230        700,000
Smartchoice Automotive Group, Inc.
  (exercise price $3/sh.)................          300,000      2.50                 0        200,000
Universal Automotive Industries, Inc.
  (exercise price will be 80% of average
  closing bid price for the 20 days prior
  to 7/11/98)............................          450,000      6.00                 0        175,000
PRIVATE COMPANIES
Action Sports Group, LLC.................            3,350     10.00                 0              0
Aero Products Corporation................            30.61     25.00                 0              0
Affinity Corporation.....................              550      9.67            20,000         20,000
Alignis, Inc. ...........................          111,684      4.00                 0              0
American Corporate Literature, Inc.......          344,392     28.18            17,000         17,000
American Rockwool Acquisition Corp.......        1,100,000     11.00                 0        400,000
Amscot Holdings, Inc. ...................            2,421     32.94                 0              0
Anton Airfoods, Inc......................              124     11.00                 0        225,000
Associated Response Services, Inc. ......              559     36.35            14,000      1,000,000
Assured Power, Inc. .....................              280     12.00                 0              0
Atlantic Security Systems, Inc. .........               99      9.00                 0              0
Auburn International, Inc. ..............          175,214      5.50           150,000        150,000
Austin Innovations, Inc. ................           35,146      3.00            50,000         50,000
Auto Rental Systems, Inc. ...............          144,869      8.00                 0              0
Aviation Holdings Ltd. (Newfoundland
  affiliate).............................            1,570      3.60                 0              0
Avionics Systems, Inc. ..................       15% of Co.     15.00                 0              0

                   SIRROM CAPITAL CORPORATION & SUBSIDIARIES

                            AS OF DECEMBER 31, 1997

                                                                            COST OR
                                              NUMBER OF      PERCENTAGE   CONTRIBUTED
             STOCK WARRANTS                    SHARES        OWNERSHIP       VALUE        FAIR VALUE
             --------------                ---------------   ----------   ------------   ------------
B & N Company, Inc. .....................               81      4.00%     $     40,000   $          0
BankCard Services Corporation............          149,261     32.00             3,000              0
BiTec Southeast, Inc. ...................            1,480     15.00            21,000              0
Bohdan Automation, Inc. .................          404,564      3.00                 0              0
BroadNet, Inc. ..........................          265,568     15.00                 0              0
BUCA, Inc................................           96,666      1.27           434,997        434,997
Bug.Z, Inc. and Subsidiaries.............          821,121     12.50                 0              0
C.J. Spirits, Inc. ......................          180,000     10.00             7,500              0
Caldwell/VSR Inc. .......................              159     15.93                 0              0
Cartech Holdings, Inc....................          280,702     25.00                 0              0
Carter Kaplan Holdings, LLC..............       24% of LLC     24.00             6,100              0
Catalina Food Ingredients, Inc. .........             10.2      9.25                 0              0
Cedaron Medical, Inc. ...................          173,981      4.25                 0              0
Century Pacific Greenhouses LTD..........          177,418      6.30                 0              0
CF Data Corp.............................              257     20.50            17,500        150,000
Champion Glove Manufacturing Co., Inc....          538,614      6.88                 0              0
Check Into Cash, Inc. ...................           63,789      5.00           461,000        461,000
Clearidge, Inc. .........................          442,164      1.30                 0              0
CLS Corporation..........................          126,997      4.22                 0              0
CMHC Systems, Inc. ......................            3,231      4.20                 0              0
CMP Enterprises, LLC.....................    15.17% of LLC     15.17                 0              0
Colonial Investments, Inc. ..............              360     32.00                 0              0
Columbus Medical Holdings, LLC...........           17,455     12.00                 0              0
Continental Diamond Cutting Company......              112     10.00                 0              0
Copperhead Chemical Company, Inc. .......               93      4.20                 0              0
Corporate Link, Inc. ....................              190     16.00                 0              0
Cort Investment Group, Inc. (d/b/a
  Contract Network)......................           90,000      9.00           180,000        180,000
Creighton Shirtmakers, Inc. .............           30,250     30.25                 0              0
CSM, Inc. ...............................          130,000     13.00                 0              0
Cybo Robotics, Inc. .....................        1,700,000      8.68                 0              0
Dalt's, Inc. ............................              140     28.00                 0              0
Data National Corporation................          275,682     13.00           450,000        450,000
Daxxes Corporation.......................           61,766      2.94                 0              0
Delaware Publishing Group, Inc. .........            8,534     47.67            15,000              0
Dentalcare Partners, Inc. ...............          666,022      4.98            10,000         10,000
DFI/Aeronomics Incorporated..............           94,525      0.50                 0              0
Dyad Corporation.........................              615      5.00           600,000        600,000
Dyntec, Inc. ............................          126,667     15.00                 0              0
Eagle Quest Golf Centers, Inc. ..........          407,135      1.40                 0        250,000
Electronic Accessory Specialists Int'l,
  Inc....................................            3,694      3.00                 0        250,000
Encor Technologies, Inc. ................             7.46      6.84                 0              0
Endeavor Technologies, Inc. .............          557,490      5.00                 0        550,000
Entek Scientific Corporation.............          260,710      5.75           160,000        850,000
Executrain (3199673 Canada Inc.).........          18.0012     12.60                 0              0
Express Shipping Centers, Inc. ..........           91,352      6.25           552,402        262,622

                   SIRROM CAPITAL CORPORATION & SUBSIDIARIES

                            AS OF DECEMBER 31, 1997

                                                                            COST OR
                                              NUMBER OF      PERCENTAGE   CONTRIBUTED
             STOCK WARRANTS                    SHARES        OWNERSHIP       VALUE        FAIR VALUE
             --------------                ---------------   ----------   ------------   ------------
FaxNet Corporation.......................          190,321      2.50%     $    100,000   $    100,000
FDL, Inc. ...............................              548     16.00           250,000        250,000
Film Technologies International, Inc. ...                8      7.50                 0              0
Foodnet Holdings, LLC....................       12% of LLC     12.00                 0              0
Fortrend Engineering Corp................          437,552      3.25                 0              0
Front Royal, Inc. .......................          240,458      1.85                 0        875,000
Fypro, Inc. .............................          255,882     15.00                 0              0
Gardner Wallcovering, Inc. ..............                2      2.00            15,000         15,000
General Materials Management Inc. .......          600,000     10.00                 0              0
Generation 2 Worldwide LLC...............       28% of LLC     28.00                 0              0
Glen Oak Inc. ...........................               93      7.50                 0              0
Global Marine Electronics, Inc...........            5,137     18.00                 0              0
Gloves Inc. .............................            5,000      5.00                 0              0
Good Food Fast Companies, The............          174,779     17.00                 0              0
Graphic Workshop (1246568 Ontario
  Inc.)..................................              462      4.62                 0              0
Gulfstream International Airlines,
  Inc. ..................................              271     39.00            10,000        140,000
H & H Acqu. Corp.........................            3,600     22.50                 0        160,000
Home Link Services, Inc. ................          166,667     20.00                 0              0
Hoveround Corporation....................              850     10.00                 0      3,750,000
HPC America, Inc. .......................                5      2.75                 0              0
Hunt Assisted Living, LLC................  7.2% of Class A      7.20                 0              0
Hunt Assisted Living, LLC................  4.8% of Class B      4.80               100            100
Hunt Incorporated........................               49     11.00                 0        125,000
Hunt Leasing & Rental Corporation........              295     11.00                 0        125,000
I. Schneid Holdings LLC..................       21% of LLC     21.00                 0              0
IJL Holdings, Inc. ......................               99      9.00                 0              0
ILD Communications, Inc..................            5,429      3.20                 0        750,000
In Store Services, Inc. .................              429     12.50            12,000         12,000
Isthmus, Inc.............................            38.25      3.50                 0              0
Johnston County Cable L.P................     31.94% of LP     31.94           110,000        600,000
K.W.C. Management Corp...................              794     24.40                 0              0
Karawia Industries, Inc. ................            1,391     12.00                 0              0
Lane Acquisition Corporation.............           11,667     10.00                 0              0
Leisure Clubs International, Inc. .......              433     25.00            15,000              0
Lovett's Buffet, Inc. ...................          540,424      8.00                 0        400,000
M & M Industries, Inc. ..................        1,659,113     15.00                 0              0
Master Graphics, Inc. ...................                5      6.00                 0        950,000
Mayo Hawaiian Corp.......................              105      9.50                 0              0
MBA Marketing Corporation................           11,785      4.50            18,000         18,000
McAuley's Incorporated...................               64      6.00                 0              0
MCG, Inc. ...............................          121,518      4.50                 0              0
Mead-Higgs, Inc. ........................            2,500     10.00                 0              0
Merge Technologies, Inc. ................           21,449      3.25                 0        500,000
Mesa International, Inc. ................            18.51     16.00                 0        750,000
Metals Recycling Technologies Corp.......          257,801      5.00                 0              0
MetroLease, Inc. ........................           26,471     20.00             5,000          5,000

                   SIRROM CAPITAL CORPORATION & SUBSIDIARIES

                            AS OF DECEMBER 31, 1997

                                                                            COST OR
                                              NUMBER OF      PERCENTAGE   CONTRIBUTED
             STOCK WARRANTS                    SHARES        OWNERSHIP       VALUE        FAIR VALUE
             --------------                ---------------   ----------   ------------   ------------
Money Transfer Systems, Inc. ............              137     12.00%     $     15,000   $    500,000
Moore Diversified Products, Inc. ........            17.04     15.00                 0              0
Multimedia Learning, Inc. ...............          183,968     10.82                 0        650,000
Mytech Corporation.......................          172,098      3.50                 0              0
NASC, Inc. ..............................            2,652     23.00                 0              0
Nationwide Engine Supply, Inc. ..........        1,337,379     21.34            25,000         25,000
NetForce, Inc. ..........................               67      6.25                 0              0
Newfoundland Career Academy Ltd..........            6,278      3.60                 0              0
NRI Service and Supply, L.P..............      27.5% of LP     27.50            25,000         25,000
Omni Home Medical, Inc. .................            2,672     15.00                 0              0
One Call Comprehensive Care, Inc. .......          279,481     21.00                 0              0
One Coast Network Corporation............          763,666     15.63                 0              0
Orchid Manufacturing, Inc. ..............        1,219,047      2.61            40,000        600,000
Outdoor Promotions LLC...................        5% of LLC      5.00                 0              0
P.A. Plymouth, Inc. .....................           92,647     15.00                 0        475,000
Pacific Linens, Inc. ....................          365,349      7.81           548,024        548,024
Paradigm Valve Services, Inc. ...........           30,000     12.00                 0              0
Pathology Consultants, Inc. .............          317,553      6.00            47,633         47,632
Patton Management Corporation............              511     12.00                 0        185,000
PaySys International, Inc. ..............           37,660      0.40           274,826        150,000
Pipeliner Systems, Inc. .................        2,400,000     23.34            20,000              0
Precision Panel Products, Inc. ..........              122      8.25            15,000              0
Pritchard Glass, Inc. ...................           12,500     25.00                 0              0
Proamics Corporation.....................          382,299      3.50                 0              0
Professional Training Services, Inc......          255,600      2.40                 0              0
Protect America, Inc. ...................           12,200     10.00            95,000         95,000
Quadravision Communications Limited......               10      1.00                 0              0
R & R International, Inc. ...............           67,021      6.00                 0              0
Race Face Components. Inc. ..............            3,465     11.55                 0              0
Ready Personnel, Inc. ...................          101,565     12.50                 0              0
Recompute Corporation....................          611,144      8.00           300,000        600,000
Reef Chemical Company, Inc. .............          183,215      3.00           300,000        300,000
Relax the Back Corporation...............        1,156,042     10.00                 0              0
Rynel Ltd., Inc. ........................          390,517     15.00                 0              0
Saraventures Fixtures, Inc. .............               25     20.00                 0              0
Scandia Technologies, Inc. ..............              327     25.50                 0              0
SFG Technologies Inc. ...................           29,814      1.38                 0              0
Sheet Metal Specialties, Inc. ...........              587     37.00                 0              0
Sirvys Systems (3404447 Canada Inc.).....          134,400      3.36                 0              0
SkillMaster, Inc. .......................              117      5.51            25,000         25,000
SkillSearch Corporation..................            2,381      7.59           250,000         50,000
Solutioneering, Inc. ....................           13,135      7.50                 0              0
Southern Specialty Brands, Inc. .........           10,000     10.00            17,500         17,500
Southern Therapy, Inc....................              333     10.00                 0        400,000
Stealth Engineering, Inc. ...............          228,820     14.00                 0              0

                   SIRROM CAPITAL CORPORATION & SUBSIDIARIES

                            AS OF DECEMBER 31, 1997

                                                                            COST OR
                                              NUMBER OF      PERCENTAGE   CONTRIBUTED
             STOCK WARRANTS                    SHARES        OWNERSHIP       VALUE        FAIR VALUE
             --------------                ---------------   ----------   ------------   ------------
Stratford Safety Products, Inc. .........           114.21     10.25%     $     75,000   $     75,000
Street Level (1216069 Ontario Ltd.)......           68,373      5.88                 0              0
Sub 1 Corporation (d/b/a Risk
  Management)............................               15     13.00                 0              0
Suncoast Medical Group, Inc. ............          580,159     24.00            25,000              0
Superior Pharmaceutical Co...............       10% of Co.     10.00                 0              0
Supplements Plus Natural Vitamins &
  Cosmetics, Ltd.........................           1.3125      1.68                 0              0
Systech Group, Inc. .....................           34,330      2.10                 0              0
TAC Systems, Inc. .......................          315,838      3.60                 0              0
TeleCommunication Systems, Inc. .........           96,774      6.00                 0              0
Telecontrol Systems, Inc. ...............          530,303     17.50                 0              0
Temps & Co., Inc.........................               53      5.00                 0              0
The Moorings, LLC........................            9,493     14.50           344,500        200,000
Thomas Holding Company (d/b/a Sports &
  Social Clubs)..........................               11     10.00                 0              0
Tie and Track Systems, Inc...............            1,645     14.00                 0              0
Towne Services, Inc. ....................          308,982      2.00                 0              0
Trade Am International, Inc. ............          335,106      6.00                 0              0
TRC Acquisition Corporation..............          375,000     12.50                 0              0
UltraFab, Inc. ..........................          120,000     12.00                 0              0
UltraFab Vessels, Inc. ..................          120,000     12.00                 0              0
Unicoil, Inc. ...........................           86,239      8.50                 0              0
Unique Electronics, Inc. ................       30% of Co.     30.00                 0              0
Valdawn Watch Co.........................              400     80.00                 0              0
VanGard Communications Co., LLC..........     14.4% of LLC     14.40                 0              0
VDW Farms, Ltd...........................       10% of Co.     10.00                 0              0
Voice FX Corporation.....................          233,112      8.00                 0        250,000
Watts-Finniss Holdings, Inc. ............            7,146     10.94                 0              0
Wearever Healthcare Products, LLC........          416,359     16.14           250,000        250,000
WJ Holdings, Inc. .......................          250,000     25.00                 0              0
Wolfgang Puck Food Company, Inc..........           80,065      1.35                 0              0
Zahren Alternative Power Corporation.....            1,168      6.54            25,000        400,000
                                                                          ------------   ------------
          Total Warrants.................                                 $  9,610,383   $ 24,543,035
                                                                          ============   ============
OTHER INVESTMENTS (SEE NOTE 3)
SWS3, Inc. (expected proceeds from sale
  of mfg. plant).........................               --        --      $    521,926   $    371,926
Hancock Company (royalty stream to be
  collected from sale of Gitman brand
  name)..................................               --        --         1,700,000        300,000
HSA International, Inc. (anticipated
  proceeds from litigation)..............               --        --         1,150,000      1,000,000
Capitalized workout expenses.............               --        --           868,577        768,577
                                                                          ------------   ------------
          Total other investments........                                 $  4,240,503   $  2,440,503
                                                                          ------------   ------------
          Total Investments..............                                 $483,417,884   $494,199,560
                                                                          ============   ============

                                     PART C

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

1.  FINANCIAL STATEMENTS.

     SIRROM CAPITAL CORPORATION

                                                              PAGE
                                                              ----
Report of Independent Public Accountants....................   F-2
Consolidated Balance Sheets as of December 31, 1996 and
  1997......................................................   F-3
Consolidated Statements of Operations for the Years Ended
  December 31, 1995, 1996 and 1997..........................   F-4
Consolidated Statements of Changes in Partners' Capital and
  Shareholders' Equity for the Years Ended December 31,
  1995, 1996 and 1997.......................................   F-5
Consolidated Statements of Cash Flows for the Years Ended
  December 31, 1995, 1996 and 1997..........................   F-6
Notes to Consolidated Financial Statements..................   F-7
Quarterly Financial Information for the Years 1995, 1996 and
  1997 (unaudited)..........................................  F-17
Portfolio of Investments
  As of December 31, 1996...................................  F-19
  As of December 31, 1997...................................  F-28

2.  EXHIBITS.

EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
  a.      --   Amended and Restated Charter of the Company (incorporated by reference to Exhibit 3.1 to the Registrant's Quarterly
               Report on Form 10-Q for the period ending September 30,
               1996), filed with the Commission on November 14, 1996)
  b.1     --   Bylaws of the Company (incorporated by reference to exhibit
               b. contained in the Registrant's Registration Statement on
               Form N-2, as amended (File No. 33-86680), filed with the
               Commission on November 23, 1994)
  b.2     --   Amendment No. 1 to Bylaws (incorporated by reference to the
               Registrant's Quarterly Report on Form 10-Q for the period
               ended March 30, 1995 filed with the Commission on May 12,
               1995)
  d.1     --   Specimen form of Common Stock Certificate
  d.2     --   Instruments defining rights of holders of securities: See
               Paragraph 6 of the Company's Amended and Restated Charter
               (incorporated by reference to Exhibit 3.1 to the
               Registrant's Quarterly Report on Form 10-Q for the period
               ending September 30, 1996, filed with the Commission on
               November 14, 1996)
  d.3     --   Equity Holders Agreement dated as of November 1, 1994 by and among the Partnership and the other signatories thereto
               (incorporated by reference to the corresponding exhibit
               contained in the Registrant's Registration Statement on Form
               N-2, as amended (File No. 33-86680), filed with the
               Commission on November 23, 1994)
  e.      --   Amended and Restated Dividend Reinvestment Plan of the
               Company
  f.1     --   Fourth Amended and Restated Loan Agreement dated as of
               August 16, 1996, by and among SII, as borrower, the Company, as guarantor, the lenders referred to herein, and First
               Union National Bank of Tennessee, as Agent (incorporated by reference to Exhibit 7.1 to SII's Post-Effective Amendment
               No. 1 to Registration Statement on Form N-5 (File No.
               811-7779), filed with the Commission on November 7, 1996)
  f.2     --   Third Amended and Restated Security Agreement dated August
               16, 1996, by and between SII and First Union National Bank of Tennessee (incorporated by reference to Exhibit 7.7 to
               SII's Post-Effective Amendment No. 1 to Registration
               Statement on Form N-5 (File No. 811-7779), filed with the
               Commission on November 7, 1996)

EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
  f.3     --   Amended and Restated Borrower Pledge Agreement dated August
               16, 1996, made by SII in favor of First Union National Bank of Tennessee (incorporated by reference to Exhibit 7.8 to
               SII's Post-Effective Amendment No. 1 to Registration
               Statement on Form N-5 (File No. 811-7779), filed with the
               Commission on November 7, 1996)
  f.4     --   Amended and Restated Security Agreement dated as of August
               16, 1996, by and between SII and the SBA (incorporated by
               reference to Exhibit 7.10 to SII's Post-Effective Amendment
               No. 1 to Registration Statement on Form N-5 (File No.
               811-7779), filed with the Commission on November 7, 1996)
  f.5     --   Amended and Restated Pledge Agreement dated as of August 16,
               1996, by and between SII and the SBA (incorporated by
               reference to Exhibit 7.11 to SII's Post-Effective Amendment
               No. 1 to Registration Statement on Form N-5 (File No.
               811-7779), filed with the Commission on November 7, 1996)
  f.6     --   Guaranty Agreement dated August 16, 1996 by and between the
               Company and the SBA (incorporated by reference to the
               Company's Quarterly Report on Form 10-Q for the period
               ending September 30, 1996, filed with the Commission on
               November 14, 1996)
  f.7     --   Master Trust Indenture and Security Agreement Supplement
               dated as of December 31, 1996, by and between SFC as Issuer, the Company as Servicer, First Trust National Association as
               Trustee and ING Baring (U.S.) Capital Markets, Inc.
               (incorporated by reference to Exhibit f.12 to the Company's
               Registration Statement on Form N-2 (File No. 333-19493),
               filed with the Commission on January 9, 1997)
  f.8     --   Revolving Note, Series 1996-1 dated December 31, 1996, with a principal amount of $100,000,000 made by SFC in favor of
               First Trust National Association (incorporated by reference to Exhibit f.13 to Amendment No. 1 to the Company's
               Registration Statement on Form N-2 (File No. 333-19493),
               filed with the Commission on January 23, 1997)
  f.9     --   Loan Sale and Contribution Agreement dated as of December
               31, 1996, by and between the Company as Originator and
               Servicer and SFC as Buyer (incorporated by reference to
               Exhibit f.14 to the Company's Registration Statement on Form
               N-2 (File No. 333-19493), filed with the Commission on
               January 9, 1997)
  f.10    --   Custodial Agreement dated as of December 31, 1996, by and
               among SFC, the Company, First Trust National Association and
               ING Baring (U.S.) Capital Markets, Inc. (incorporated by
               reference to Exhibit f.15 to the Company's Registration
               Statement on Form N-2 (File No. 333-19493), filed with the
               Commission on January 9, 1997)
  f.11    --   Backup Servicing Agreement dated as of December 31, 1996, by and among First Trust National Association, the Company and
               ING Baring (U.S.) Capital Markets, Inc. (incorporated by
               reference to Exhibit f.16 to the Company's Registration
               Statement on Form N-2 (File No. 333-19493), filed with the
               Commission on January 9, 1997)
  f.12    --   Fee Agreement dated as of December 31, 1996, by and among
               the Company, SFC, and ING Baring (U.S.) Capital Markets,
               Inc. (incorporated by reference to Exhibit f.17 to the
               Company's Registration Statement on Form N-2 (File No.
               333-19493), filed with the Commission on January 9, 1997)
  f.13    --   Master Trust Indenture and Security Agreement dated as of
               December 31, 1996, by and among SFC as Issuer, the Company as Servicer and First Trust National Association as Trustee
               (incorporated by reference to Exhibit k.3 to the Company's
               Registration Statement on Form N-2 (File No. 333-19493),
               filed with the Commission on January 9, 1997)
  f.14    --   Second Amendment to Fourth Amended and Restated Loan
               Agreement dated as of October 8, 1997 by and among SII as
               borrower, the Company, as guarantor, the lenders referred to herein, and First Union National Bank, as Agent
  f.15    --   Fifth Amended and Restated Revolving Credit Note dated
               October 8, 1997, in the principal amount of $25,000,000,
               made by SII in favor of First Union National Bank of
               Tennessee
  f.16    --   Fifth Amended and Restated Revolving Credit Note dated
               October 8, 1997, in the principal amount of $7,500,000, made by SII in favor of First American National Bank

EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
  f.17    --   Fifth Amended and Restated Revolving Credit Note dated
               October 8, 1997, in the principal amount of $15,000,000,
               made by SII in favor of Amsouth Bank of Tennessee
  f.18    --   Fifth Amended and Restated Revolving Credit Note dated
               October 8, 1997, in the principal amount of $7,500,000, made by SII in favor of First Tennessee Bank National Association
  f.19    --   Fifth Amended and Restated Revolving Credit Note dated
               October 8, 1997, in the principal amount of $10,000,000,
               made by SII in favor of Bank of America, FSB
  f.20    --   Fifth Amended and Restated Revolving Credit Note dated
               October 8, 1997, in the principal amount of $10,000,000,
               made by SII in favor of Bank One Kentucky, N.A.
  f.21    --   Fifth Amended and Restated Revolving Credit Note dated
               October 8, 1997, in the principal amount of $10,000,000,
               made by SII in favor of Texas Commerce Bank National
               Association
  f.22    --   Fifth Amended and Restated Revolving Credit Note dated
               October 8, 1997, in the principal amount of $10,000,000,
               made by SII in favor of Corestates Bank, N.A.
  f.23    --   Fifth Amended and Restated Revolving Credit Note dated
               October 8, 1997, in the principal amount of $10,000,000,
               made by SII in favor of The First National Bank of Chicago
  f.24    --   Fifth Amended and Restated Revolving Credit Note dated
               October 8, 1997, in the principal amount of $10,000,000,
               made by SII in favor of Union Bank of California, N.A.
  f.25    --   Fifth Amended and Restated Revolving Credit Note dated
               October 8, 1997, in the principal amount of $10,000,000,
               made by SII in favor of Fleet Bank, N.A.
  f.26    --   Second Amended and Restated Swingline Note dated October 8,
               1997, in the principal amount of $10,000,000, made by SII in favor of First Union National Bank
  h.1     --   Form of Underwriting Agreement
  h.2     --   Form of Agreement among International Underwriters
  h.3     --   Form of Agreement between U.S. and International
               Underwriters
  h.4     --   Form of International Dealer Agreement
  i.1     --   Amended and Restated 1994 Employee Stock Option Plan of the
               Company (incorporated by reference to the corresponding
               exhibit contained in the Registrant's Registration Statement on Form N-2, as amended (File No. 33-86680), filed with the
               Commission on November 23, 1994)
  i.2     --   Form of Indemnification Agreement (incorporated by reference to the corresponding exhibit contained in the Registrant's
               Registration Statement on Form N-2, as amended (File No. 33-
               86680), filed with the Commission on November 23, 1994)
  i.3     --   1995 Stock Option Plan for Non-Employee Directors
               (incorporated by reference to the corresponding exhibit in the Registrant's Registration Statement on Form N-2, as
               amended (File No. 33-95394), filed with the Commission on
               August 3, 1995)
  i.4     --   1996 Incentive Stock Option Plan (incorporated by reference to Exhibit 10.3 in the Registrant's Financial Report on Form
               10-K for the year ended December 31, 1995, filed with the
               Commission on March 29, 1996)
  i.5     --   Amendment No. 1 to 1996 Incentive Stock Option Plan
               (incorporated by reference to Exhibit 10.28 in the
               Registrant's Form 10-K for the year ended December 31, 1997, filed with the Commission on March 26, 1997)
  j.1     --   Custodial Services Agreement with First American Trust
               Company dated March 13, 1992 (incorporated by reference to the corresponding exhibit contained in the Registrant's
               Registration Statement on Form N-2, as amended (File No.
               33-86680), filed with the Commission on November 23, 1994)
  j.2     --   Custodial Services Agreement Supplement with First American
               Trust Company dated January 16, 1995 (incorporated by
               reference to the corresponding exhibit contained in the
               Registrant's Registration Statement on Form N-2, as amended
               (File No. 33-86680), filed with the Commission on November
               23, 1994)

 EXHIBIT
 NUMBER                                                             DESCRIPTION
---------             --------------------------------------------------------------------------------------------------------
     k.1   --         ISDA Master Agreement dated as of September 13, 1995, by and between the Company and First Union
                      National Bank (incorporated by reference to the Company's Quarterly Report on Form 10-Q for the period ending September 30, 1995 filed with the Commission on November 15, 1995)
     k.2   --         ISDA Master Agreement dated as of November 26, 1996, by and between the Company and NationsBank, N.A.
                      (incorporated by reference to Exhibit f.18 to the Company's Registration Statement on Form N-2 (File No.
                      333-19493), filed with the Commission on January 9, 1997)
     k.3   --         ISDA Credit Support Annex to the Schedule to the ISDA Master Agreement dated as of November 26, 1996, by and between the Company and NationsBank, N.A.
     k.4   --         Acquisition Agreement by and among the Company, Sirrom Capital Acquisition Corporation, Sirrom, Ltd.,
                      Harris Williams & Co., L.P. and Harris Williams & Co. dated as of May 16, 1996 (incorporated by reference to Exhibit k.9 to the Company's Registration Statement on Form N-2 (File No. 333-4023), filed with the Commission on May 17, 1996)
     k.5   --         Joint Venture Agreement dated as of January 17, 1997 by and among the Company, TD and SCC Canada, Inc.
                      (incorporated by reference to Exhibit k.3 to Amendment No. 1 to the Company's Registration Statement on
                      Form N-2 (File No. 333-19493), filed with the Commission on January 23, 1997)
     l.    --         Opinion of Bass, Berry & Sims PLC
     n.1   --         Consent of Arthur Andersen LLP
     n.2   --         Consent of Bass, Berry & Sims PLC (included in Exhibit 1)
     r.    --         Financial Data Schedule (for SEC use only)

ITEM 25.  MARKETING ARRANGEMENTS

     The information contained under the heading "Underwriters" on pages 66 through 69 of the Prospectus is incorporated herein by this reference.

     In connection with this Offering, the Underwriters may over-allot or effect transactions which stabilize or maintain the market price of the Common Stock at a level above that which might otherwise prevail in the open market. Such stabilizing, if commenced, may be discontinued at any time.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee........................................  $ 48,000*
                                                              --------
NASD fee....................................................    16,800*
                                                              --------
NYSE Additional Listing Fee.................................  $ 19,000*
                                                              --------
Accounting fees and expenses................................    75,000
                                                              --------
Legal fees and expenses.....................................   275,000
                                                              --------
Printing and engraving......................................   275,000
                                                              --------
Miscellaneous fees and expenses.............................    41,200
                                                              --------
          Total.............................................  $750,000
                                                              ========

---------------

* Estimated for filing purposes.

     All of the expenses set forth above shall be borne by the Company.

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     Sirrom Investments, Inc., a Tennessee corporation, is a wholly-owned subsidiary of the Company. Harris Williams & Co., a Virginia corporation, is a wholly-owned subsidiary of the Company. Sirrom Funding Corporation, a Delaware corporation, is a wholly-owned subsidiary of the Company. Tandem Capital, Inc., a Tennessee corporation, is a wholly-owned subsidiary of the Company. Vision 2000, Inc., a Tennessee corporation, and Multimedia 2000, Inc., a Tennessee corporation, are each a wholly-owned work-out subsidiary of the Company.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

     The following table sets forth the number of record holders of the Company's Common Stock as of the date hereof.

                                                                NUMBER OF
TITLE OF CLASS                                                RECORD HOLDERS
--------------                                                --------------
Common Stock, no par value..................................       151

ITEM 29.  INDEMNIFICATION

     The Tennessee Business Corporation Act ("TBCA") provides that a corporation may indemnify any of its directors and officers against liability incurred in connection with a proceeding if (i) such person acted in good faith; (ii) in the case of conduct in an official capacity, the director or officer reasonably believed such conduct was in the corporation's best interests; (iii) in all other cases, the director or officer reasonably believed that his conduct was not opposed to the best interests of the corporation; and (iv) in connection with any criminal proceeding, the director or officer had no reasonable cause to believe his conduct was unlawful. In actions brought by or in the right of the corporation, however, the TBCA provides that no indemnification may be made if the director or officer was adjudged liable to the corporation. The TBCA also provides that in connection with any proceeding charging improper personal benefit to an officer or director, no indemnification may be made if such officer or director is adjudged liable on the basis that such personal benefit was improperly received. In cases where the director or officer is wholly successful, on the merits or otherwise, in the defense of any proceeding instigated because of his status as an officer or director of a corporation, the TBCA mandates that the corporation indemnify the director or officer against reasonable expenses incurred in the proceeding. Notwithstanding the foregoing, the TBCA provides that a court of competent jurisdiction, upon application, may order that an officer or director be indemnified for reasonable expenses if, in consideration of all relevant circumstances, the court determines that such individual is fairly and reasonably entitled to indemnification, notwithstanding the fact that (i) he was adjudged liable to the corporation in a proceeding by or in right of the corporation, (ii) he was adjudged liable on the basis that a personal benefit was improperly received by him, or (iii) he breached his duty of care to the corporation.

     The Company's Charter provides that to the fullest extent permitted by Tennessee law, no director shall be personally liable to the Company or its shareholders for monetary damages for breach of any fiduciary duty as a director. Under the TBCA, this charter provision relieves the Company's directors from personal liability to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability arising from a judgment or other final adjudication establishing (i) a breach of the director's duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) unlawful distributions, or (iv) receipt of an improper personal benefit. In addition, the Company's Bylaws provide that each director or officer of the Company shall be indemnified by the Company to the fullest extent allowed by Tennessee law.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Not applicable.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

     The Company maintains at its principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder.

ITEM 32.  MANAGEMENT SERVICES

     Not applicable.

ITEM 33.  UNDERTAKINGS

     The Registrant hereby undertakes:

          (a) to suspend the offering of shares until the Prospectus is amended if subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement;

          (b) that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of Prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of Prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

          (c) that, for the purpose of determining any liability under the Securities Act of 1933, each post effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

     Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions of its Charter and Bylaws permitting indemnification, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashville, and State of Tennessee, on the 11th day of February, 1998.

                                          SIRROM CAPITAL CORPORATION

                                          By:   /s/ GEORGE M. MILLER, II
                                            ------------------------------------
                                                    George M. Miller, II
                                                Chief Executive Officer and
                                                          President

     KNOW ALL MEN BY THESE PRESENTS, each person whose signature appears below hereby constitutes and appoints George M. Miller, II and Carl W. Stratton, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                        NAME                                       TITLE                    DATE
                        ----                                       -----                    ----

            /s/ JOHN A. MORRIS, JR., M.D.              Chairman of the Board          February 10, 1998
-----------------------------------------------------    and Director
              John A. Morris, Jr., M.D.

              /s/ GEORGE M. MILLER, II                 Chief Executive Officer,       February 10, 1998
-----------------------------------------------------    President and Director
                George M. Miller, II                     (Principal Executive
                                                         Officer)

                /s/ CARL W. STRATTON                   Chief Financial Officer        February 10, 1998
-----------------------------------------------------    (Principal Financial and
                  Carl W. Stratton                       Accounting Officer)

                /s/ E. TOWNES DUNCAN                   Director                       February 10, 1998
-----------------------------------------------------
                  E. Townes Duncan

                /s/ WILLIAM D. EBERLE                  Director                       February 10, 1998
-----------------------------------------------------
                  William D. Eberle

                /s/ EDWARD J. MATHIAS                  Director                       February 10, 1998
-----------------------------------------------------
                  Edward J. Mathias

              /s/ ROBERT A. MCCABE, JR.                Director                       February 10, 1998
-----------------------------------------------------
                Robert A. McCabe, Jr.

                        NAME                                       TITLE                    DATE
                        ----                                       -----                    ----

<->                                                    Director                       February 10, 1998
             /s/ RAYMOND H. PIRTLE, JR.
-----------------------------------------------------
               Raymond H. Pirtle, Jr.

                /s/ KEITH M. THOMPSON                  Director                       February 10, 1998
-----------------------------------------------------
                  Keith M. Thompson

             /s/ CHRISTOPHER H. WILLIAMS               Director                       February 10, 1998
-----------------------------------------------------
               Christopher H. Williams

                /s/ L. EDWARD WILSON                   Director                       February 10, 1998
-----------------------------------------------------
                  L. Edward Wilson

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
  a.      --   Amended and Restated Charter of the Company (incorporated by reference to Exhibit 3.1 to the Registrant's Quarterly
               Report on Form 10-Q for the period ending September 30,
               1996), filed with the Commission on November 14, 1996)
  b.1     --   Bylaws of the Company (incorporated by reference to exhibit
               b. contained in the Registrant's Registration Statement on
               Form N-2, as amended (File No. 33-86680), filed with the
               Commission on November 23, 1994)
  b.2     --   Amendment No. 1 to Bylaws (incorporated by reference to the
               Registrant's Quarterly Report on Form 10-Q for the period
               ended March 30, 1995 filed with the Commission on May 12,
               1995)
  d.1     --   Specimen form of Common Stock Certificate
  d.2     --   Instruments defining rights of holders of securities: See
               Paragraph 6 of the Company's Amended and Restated Charter
               (incorporated by reference to Exhibit 3.1 to the
               Registrant's Quarterly Report on Form 10-Q for the period
               ending September 30, 1996, filed with the Commission on
               November 14, 1996)
  d.3     --   Equity Holders Agreement dated as of November 1, 1994 by and among the Partnership and the other signatories thereto
               (incorporated by reference to the corresponding exhibit
               contained in the Registrant's Registration Statement on Form
               N-2, as amended (File No. 33-86680), filed with the
               Commission on November 23, 1994)
  e.      --   Amended and Restated Dividend Reinvestment Plan of the
               Company
  f.1     --   Fourth Amended and Restated Loan Agreement dated as of
               August 16, 1996, by and among SII, as borrower, the Company, as guarantor, the lenders referred to herein, and First
               Union National Bank of Tennessee, as Agent (incorporated by reference to Exhibit 7.1 to SII's Post-Effective Amendment
               No. 1 to Registration Statement on Form N-5 (File No.
               811-7779), filed with the Commission on November 7, 1996)
  f.2     --   Third Amended and Restated Security Agreement dated August
               16, 1996, by and between SII and First Union National Bank of Tennessee (incorporated by reference to Exhibit 7.7 to
               SII's Post-Effective Amendment No. 1 to Registration
               Statement on Form N-5 (File No. 811-7779), filed with the
               Commission on November 7, 1996)
  f.3     --   Amended and Restated Borrower Pledge Agreement dated August
               16, 1996, made by SII in favor of First Union National Bank of Tennessee (incorporated by reference to Exhibit 7.8 to
               SII's Post-Effective Amendment No. 1 to Registration
               Statement on Form N-5 (File No. 811-7779), filed with the
               Commission on November 7, 1996)
  f.4     --   Amended and Restated Security Agreement dated as of August
               16, 1996, by and between SII and the SBA (incorporated by
               reference to Exhibit 7.10 to SII's Post-Effective Amendment
               No. 1 to Registration Statement on Form N-5 (File No.
               811-7779), filed with the Commission on November 7, 1996)
  f.5     --   Amended and Restated Pledge Agreement dated as of August 16,
               1996, by and between SII and the SBA (incorporated by
               reference to Exhibit 7.11 to SII's Post-Effective Amendment
               No. 1 to Registration Statement on Form N-5 (File No.
               811-7779), filed with the Commission on November 7, 1996)
  f.6     --   Guaranty Agreement dated August 16, 1996 by and between the
               Company and the SBA (incorporated by reference to the
               Company's Quarterly Report on Form 10-Q for the period
               ending September 30, 1996, filed with the Commission on
               November 14, 1996)
  f.7     --   Master Trust Indenture and Security Agreement Supplement
               dated as of December 31, 1996, by and between SFC as Issuer, the Company as Servicer, First Trust National Association as
               Trustee and ING Baring (U.S.) Capital Markets, Inc.
               (incorporated by reference to Exhibit f.12 to the Company's
               Registration Statement on Form N-2 (File No. 333-19493),
               filed with the Commission on January 9, 1997)

EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
  f.8     --   Revolving Note, Series 1996-1 dated December 31, 1996, with a principal amount of $100,000,000 made by SFC in favor of
               First Trust National Association (incorporated by reference to Exhibit f.13 to Amendment No. 1 to the Company's
               Registration Statement on Form N-2 (File No. 333-19493),
               filed with the Commission on January 23, 1997)
  f.9     --   Loan Sale and Contribution Agreement dated as of December
               31, 1996, by and between the Company as Originator and
               Servicer and SFC as Buyer (incorporated by reference to
               Exhibit f.14 to the Company's Registration Statement on Form
               N-2 (File No. 333-19493), filed with the Commission on
               January 9, 1997)
  f.10    --   Custodial Agreement dated as of December 31, 1996, by and
               among SFC, the Company, First Trust National Association and
               ING Baring (U.S.) Capital Markets, Inc. (incorporated by
               reference to Exhibit f.15 to the Company's Registration
               Statement on Form N-2 (File No. 333-19493), filed with the
               Commission on January 9, 1997)
  f.11    --   Backup Servicing Agreement dated as of December 31, 1996, by and among First Trust National Association, the Company and
               ING Baring (U.S.) Capital Markets, Inc. (incorporated by
               reference to Exhibit f.16 to the Company's Registration
               Statement on Form N-2 (File No. 333-19493), filed with the
               Commission on January 9, 1997)
  f.12    --   Fee Agreement dated as of December 31, 1996, by and among
               the Company, SFC, and ING Baring (U.S.) Capital Markets,
               Inc. (incorporated by reference to Exhibit f.17 to the
               Company's Registration Statement on Form N-2 (File No.
               333-19493), filed with the Commission on January 9, 1997)
  f.13    --   Master Trust Indenture and Security Agreement dated as of
               December 31, 1996, by and among SFC as Issuer, the Company as Servicer and First Trust National Association as Trustee
               (incorporated by reference to Exhibit k.3 to the Company's
               Registration Statement on Form N-2 (File No. 333-19493),
               filed with the Commission on January 9, 1997)
  f.14    --   Second Amendment to Fourth Amended and Restated Loan
               Agreement dated as of October 8, 1997 by and among SII as
               borrower, the Company, as guarantor, the lenders referred to herein, and First Union National Bank, as Agent
  f.15    --   Fifth Amended and Restated Revolving Credit Note dated
               October 8, 1997, in the principal amount of $25,000,000,
               made by SII in favor of First Union National Bank of
               Tennessee
  f.16    --   Fifth Amended and Restated Revolving Credit Note dated
               October 8, 1997, in the principal amount of $7,500,000, made by SII in favor of First American National Bank
  f.17    --   Fifth Amended and Restated Revolving Credit Note dated
               October 8, 1997, in the principal amount of $15,000,000,
               made by SII in favor of Amsouth Bank of Tennessee
  f.18    --   Fifth Amended and Restated Revolving Credit Note dated
               October 8, 1997, in the principal amount of $7,500,000, made by SII in favor of First Tennessee Bank National Association
  f.19    --   Fifth Amended and Restated Revolving Credit Note dated
               October 8, 1997, in the principal amount of $10,000,000,
               made by SII in favor of Bank of America, FSB
  f.20    --   Fifth Amended and Restated Revolving Credit Note dated
               October 8, 1997, in the principal amount of $10,000,000,
               made by SII in favor of Bank One Kentucky, N.A.
  f.21    --   Fifth Amended and Restated Revolving Credit Note dated
               October 8, 1997, in the principal amount of $10,000,000,
               made by SII in favor of Texas Commerce Bank National
               Association
  f.22    --   Fifth Amended and Restated Revolving Credit Note dated
               October 8, 1997, in the principal amount of $10,000,000,
               made by SII in favor of Corestates Bank, N.A.
  f.23    --   Fifth Amended and Restated Revolving Credit Note dated
               October 8, 1997, in the principal amount of $10,000,000,
               made by SII in favor of The First National Bank of Chicago
  f.24    --   Fifth Amended and Restated Revolving Credit Note dated
               October 8, 1997, in the principal amount of $10,000,000,
               made by SII in favor of Union Bank of California, N.A.
  f.25    --   Fifth Amended and Restated Revolving Credit Note dated
               October 8, 1997, in the principal amount of $10,000,000,
               made by SII in favor of Fleet Bank, N.A.
  f.26    --   Second Amended and Restated Swingline Note dated October 8,
               1997, in the principal amount of $10,000,000, made by SII in favor of First Union National Bank

EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
  h.1     --   Form of Underwriting Agreement
  h.2     --   Form of Agreement among International Underwriters
  h.3     --   Form of Agreement between U.S. and International
               Underwriters
  h.4     --   Form of International Dealer Agreement
  i.1     --   Amended and Restated 1994 Employee Stock Option Plan of the
               Company (incorporated by reference to the corresponding
               exhibit contained in the Registrant's Registration Statement on Form N-2, as amended (File No. 33-86680), filed with the
               Commission on November 23, 1994)
  i.2     --   Form of Indemnification Agreement (incorporated by reference to the corresponding exhibit contained in the Registrant's
               Registration Statement on Form N-2, as amended (File No. 33-
               86680), filed with the Commission on November 23, 1994)
  i.3     --   1995 Stock Option Plan for Non-Employee Directors
               (incorporated by reference to the corresponding exhibit in the Registrant's Registration Statement on Form N-2, as
               amended (File No. 33-95394), filed with the Commission on
               August 3, 1995)
  i.4     --   1996 Incentive Stock Option Plan (incorporated by reference to Exhibit 10.3 in the Registrant's Financial Report on Form
               10-K for the year ended December 31, 1995, filed with the
               Commission on March 29, 1996)
  i.5     --   Amendment No. 1 to 1996 Incentive Stock Option Plan
               (incorporated by reference to Exhibit 10.28 in the
               Registrant's Form 10-K for the year ended December 31, 1997, filed with the Commission on March 26, 1997)
  j.1     --   Custodial Services Agreement with First American Trust
               Company dated March 13, 1992 (incorporated by reference to the corresponding exhibit contained in the Registrant's
               Registration Statement on Form N-2, as amended (File No.
               33-86680), filed with the Commission on November 23, 1994)
  j.2     --   Custodial Services Agreement Supplement with First American
               Trust Company dated January 16, 1995 (incorporated by
               reference to the corresponding exhibit contained in the
               Registrant's Registration Statement on Form N-2, as amended
               (File No. 33-86680), filed with the Commission on November
               23, 1994)
  k.1     --   ISDA Master Agreement dated as of September 13, 1995, by and between the Company and First Union National Bank
               (incorporated by reference to the Company's Quarterly Report on Form 10-Q for the period ending September 30, 1995 filed with the Commission on November 15, 1995)
  k.2     --   ISDA Master Agreement dated as of November 26, 1996, by and between the Company and NationsBank, N.A. (incorporated by reference to Exhibit f.18 to the Company's Registration
               Statement on Form N-2 (File No. 333-19493), filed with the
               Commission on January 9, 1997)
  k.3     --   ISDA Credit Support Annex to the Schedule to the ISDA Master
               Agreement dated as of November 26, 1996, by and between the
               Company and NationsBank, N.A.
  k.4     --   Acquisition Agreement by and among the Company, Sirrom
               Capital Acquisition Corporation, Sirrom, Ltd., Harris
               Williams & Co., L.P. and Harris Williams & Co. dated as of
               May 16, 1996 (incorporated by reference to Exhibit k.9 to
               the Company's Registration Statement on Form N-2 (File No.
               333-4023), filed with the Commission on May 17, 1996)
  k.5     --   Joint Venture Agreement dated as of January 17, 1997 by and among the Company, TD and SCC Canada, Inc. (incorporated by reference to Exhibit k.3 to Amendment No. 1 to the Company's
               Registration Statement on Form N-2 (File No. 333-19493),
               filed with the Commission on January 23, 1997)
  l.      --   Opinion of Bass, Berry & Sims PLC
  n.1     --   Consent of Arthur Andersen LLP
  n.2     --   Consent of Bass, Berry & Sims PLC (included in Exhibit 1)
  r.      --   Financial Data Schedule (for SEC use only)